Prospectus Supplement (Sales Report) No. 8 dated September 21, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 480425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
480425	$10,000	$10,000	7.51%	1.00%	September 21, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 480425. Member loan 480425 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	AREVA	Debt-to-income ratio:	1.15%
Length of employment:	3 years	Location:	Forest, VA

Home town:
Current & past employers:	AREVA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/19/10 > I am consolidating my wifes credit card debt. We have excellent credit 750+.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,506.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All credit cards will be paid off with loan. See below for balances.
What is AREVA and what do you do there?	AREVA is a nuclear fuel vendor, I am a nuclear engineer.
You only show revolving debt of $3500. I'm assuming your wife's loan is not carried within your credit report? What is her credit card debt and how many will be paid off? Thank you.	Wifes Cards: AMEX - 3500 13% Sears - 1500 21% BOA - 4000 14%

Member Payment Dependent Notes Series 552762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
552762	$14,000	$14,000	7.51%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 552762. Member loan 552762 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Ameriprise Financial	Debt-to-income ratio:	6.75%
Length of employment:	5 years	Location:	MINNEAPOLIS, MN

Home town:
Current & past employers:	Ameriprise Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > The proceeds of this look will assist me in purchasing an established Auto Detailing Center. The business has been established for 5 years and has had positive cash-flows every year. The existing general manager will remain and I will continue my full time employment at Ameriprise Financial.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,741.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do for Ameriprise? how much debt are you getting into to finance the purchase of the business?	I am a project manager at Ameriprise. I have been in the role for 1 year; however, I have been at Ameriprise for approximately 6 years. I plan on assuming $24K in debt to assist in purchase this business. I have sufficient asset in brokerage accounts to cover this debt. I have chosen to take on debt at this time given that my investments have decreased in value so greatly. This means, if I worst comes to worst, I have the means to cover my debt.

Member Payment Dependent Notes Series 562283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562283	$16,000	$16,000	15.58%	1.00%	September 15, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562283. Member loan 562283 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,625 / month
Current employer:	Sungard	Debt-to-income ratio:	23.15%
Length of employment:	3 years	Location:	Commerce City, CO

Home town:
Current & past employers:	Sungard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	71
Revolving Credit Balance:	$16,507.00	Public Records On File:	1
Revolving Line Utilization:	43.30%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Here's the rough listing of the cards being consolidated onto this loan. Please note that the Kohls / Citibank are in my wife's name and are joint usage so they will be paid as well. She will be contributing roughly half the payment per month on the loan. All cards listed below will be paid with a shortfall of only a couple hundred dollars. Likely left off on the Citicard since it is the lowest APR at roughly 19%. All other cards are mid 20% - highest is 28%. I'm sorry I don't have exact numbers at this time and would not be able to provide them until later this week. HSBC - $3500 Capital One - $2800 Barclay's - $2500 Kohl's - $2000 Citibank - $6000 Those are all of our CC debts. Purpose for the loan is to bring one consistent payment per month with a lower APR to get us out of CC debt by the time my daughter is ready to start looking into college.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We purchased the house new and got in as it was a hole in the ground. We owe $250k on a fixed APR of 4.75% - No HELOC owed. Unfortunately with the housing market at is, resale is about $220k but slowly rising again.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, your households' expenses including if any tax liens, alimony & child-care expenses? Tx	Hi, I don't have all the debt information available at the moment since I am at work, but I believe I answered the vast majority of this on another question which should have been publicly replied to. Total balances were very close to loan amount, APRs I believe were all 20%s. Take home pay - approx $3500/mo not including my wife's pay. Our savings is close to tapped. We are refinancing our home and have to pay closing costs/fees out of pocket, and had a massive storm which did damage to the house and vehicles, so we have to pay out of pocket for deductibles and other incidentals as a result of that storm. No tax liens, alimony or child care. My daughter does not require after school or day care anymore.

Member Payment Dependent Notes Series 564291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564291	$15,000	$15,000	10.75%	1.00%	September 20, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564291. Member loan 564291 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Evergreen Unified School District	Debt-to-income ratio:	20.73%
Length of employment:	9 years	Location:	Morgan Hill, CA

Home town:
Current & past employers:	Evergreen Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,833.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.The title on the house is in my mother's name. My husband and I take care of her. I have Power of Attorney. We owe nothing on the house. I've lived in this house for 45 years. Born and raised in it.

Member Payment Dependent Notes Series 564896

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564896	$1,750	$1,750	14.72%	1.00%	September 16, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564896. Member loan 564896 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	n/a	Debt-to-income ratio:	14.76%
Length of employment:	n/a	Location:	West Valley City, UT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	2
Revolving Credit Balance:	$725.00	Public Records On File:	1
Revolving Line Utilization:	65.90%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I need to pay off loan for purchase of a bed t hat has a very high interest rate. A dentist bill. And save the rest to hepl my move to a different apartment in the next few months
Employer or current source of income?	I am retired and receive SSA. I also receive some income from the Forst Grandparent program.

Member Payment Dependent Notes Series 565337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565337	$5,050	$5,050	13.61%	1.00%	September 21, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565337. Member loan 565337 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	METROPOLITAN MICRODATA	Debt-to-income ratio:	2.52%
Length of employment:	10+ years	Location:	STANHOPE, NJ

Home town:
Current & past employers:	METROPOLITAN MICRODATA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,297.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at METROPOLITAN MICRODATA?	Hi, I've been with MMD since 1986. I started out as an operator/programmer when we were soley a microfiche company. As things evolved I became more of a programmer and started working with CD, DVD, the internet in addition to fiche. Our product is maily used for archival purposes but some of our clients use the data daily. Being a small company I also maintained our inhouse network, helped solve computer problems and installed software. After down sizing I now do everything related to CD/ DVD production. From programming, burning cds, interfacing with and solving customer issues, designing the jewel case covers and cd labeling to putting it all together for distribution to our clients.

Member Payment Dependent Notes Series 565419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565419	$12,000	$12,000	15.58%	1.00%	September 20, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565419. Member loan 565419 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Yates Construction	Debt-to-income ratio:	7.35%
Length of employment:	2 years	Location:	Pembroke Pines, FL

Home town:
Current & past employers:	Yates Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > This loan is to payoff a motorcycle that i currently have registered to both myself and my ex-girlfriend. I had her cosign with me as I did not have enough creditors "reporting" on my credit report. I am not moving away and would like to have the bike put in just my name for registration purposes. For the past year and a half I have made all payments on time, without any issues. Borrower added on 09/12/10 > Correction: I am moving away, which is what is going to be an issue.

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,682.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Yates Construction?	I am an Assistant Project Manager
What is it you plan to purchase? What is the total cost?	I currently have a motorcycle in both mine and my ex girlfriends name, I have made all payments for the past year but I need to get her name off the title. My current loan payoff amount is $9,500.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, all your households' expenses including if any tax liens, alimony & child-care expenses? Tx	I have about 5k in credit card debt, which is my only outstanding debt, with an average monthly payment of $125. Each month I pay utilities and house rent totaling approximately $1200. I also pay health and vehicle insurance totaling $200. I do not have any alimony or child support to be paid, and since I do not own the home I live in, I do not have tax liens. My net, not gross, take home pay is $755 week (gross pay is $1,057/wk).
Are you moving locally or long distance?	I am moving from Asheville, NC to Fayetteville, NC.
what will happen to your job when you move?	I am moving for my job, I received a promotion from, Project Engineer to Assistant Project Manager.

Member Payment Dependent Notes Series 567517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567517	$12,000	$12,000	11.86%	1.00%	September 17, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567517. Member loan 567517 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	City of phoenix	Debt-to-income ratio:	9.90%
Length of employment:	6 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	City of phoenix
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	30
Revolving Credit Balance:	$8,329.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating? What do you do for the City?	I am a police officer. I'm not sure what the rate is
Two basic questions to help me better understand your loan request....first, what do you do (your job/positioon) with the City of Phoenix? And second, what credit card amounts are you paying off with this loan? Thank you for your cooperation.	I am a police officer for the Phoenix. There is a $6000 credit card debt and an ex-wife debt.

Member Payment Dependent Notes Series 569037

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569037	$15,000	$15,000	19.04%	1.00%	September 21, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569037. Member loan 569037 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	16.69%
Length of employment:	2 years	Location:	Fremont, CA

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > - I plan to use the funds for credit card debt consolidation - I am a good borrower because I make my payments on time, and value paying off my debts. - My monthly budget is $3,800 - My job is extremely stable. I work for the Department of Homeland Security

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	17
Revolving Credit Balance:	$8,615.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Answer my earlier eamial Subject: 1 payment delinquency 17-months ago? (2) What is current position (Job/What you do) for employer DHS? (3) Transunion Credit Report shows $8,615 Revolving Credit Balance. Loan is ~ $6,000 more than Transunion Credit Report indicated debts. What specific debts are now being consolidated/refinanced that are not included in credit report total debt? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	To answer your questions in order: 1. I have been dilligently working on paying off a large amount of debt that I incurred in college and after my discharge from the USAF. The delinquency happened because when I paid off several cards at once I did not know that one of the accounts had been purchased by another bank. I stopped recieving the bills, and when I called the original bank I had the card through they showed a 0.00 balance so I thought I had paid it off. I did not realize the account was still open under another bank until that bank called me after the 30 day delinquency. As soon as I found out I brought the account current immediately. 2. I am a Law Enforcement Security Officer for the Department of Homeland Security/ Federal protective Service. I provide law enforcement response, monitoring of contract guards, and physical security assessments on Federal properties. My current grade is GS-9/ step 1. I will be promoted to GS-11/ step 1 in December. 3. The extra $6,000 of the loan is going to consolidate my wife's revolving accounts as well. I have listed the acocunts in another response but they total about $3,000. The remaining $3,000 will be kept to pay end of year interest and finance charges on the cards that I consolidate to make sure they stay at a 0.00 balance. Any remaining funds will be put into savings. 4. I selected the 5 year term for the monthly payment. I intend to pay what I am paying now which is $500 per month, roughly $120/ month over the minimum. After I receive my promotion in December I will be upping that to $1000 per month. I estimate I will pay off the loan between 18-24 months.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The debts that will be consolidated are as follows: USAA revolving account at $4500 USAA revolving account at $2500 Best Buy revolving account at $3300 (Shows up as an HSBC account on my credit report) HSBC revolving account at $700 HSBC revolving account at $500 The following accounts will not be consolidated: Federal Stafford Loan at approx. $7000 Both vehicle loans totalling approx. $29,000 I will need to get home and do some further research to acquire the interest rates for all of the accounts. I am at work and don't have that information handy.
What are the interest rates of the debts you are consolidating with this loan?	The debts I am consolidating range from 13%-21%. The interest rate of the loan will be on the high average of what i am paying now but only one payment. It will also solve some issues I have had with my wife not making her payments on time.
Can you list the debts/cards you will pay with this loan? Amounts and Interest Rates. Thanks.	Not sure my previous answer to this question will be posted for all to see so I apologize if this is a repeat. The debts that will be consolidated are as follows: USAA revolving account at $4500 USAA revolving account at $2500 Best Buy revolving account at $3300 (Shows up as an HSBC account on my credit report) HSBC revolving account at $700 HSBC revolving account at $500 The following accounts will not be consolidated: Federal Stafford Loan at approx. $7000 Both vehicle loans totalling approx. $29,000 I will need to get home and do some further research to acquire the interest rates for all of the accounts. I am at work and don't have that information handy.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	1. Currently I am a one income family. My wife is a full time university student. 2. Before taxes and deductions my monthly paycheck is about $5300. After taxes I make $3800. 3. Yes I intend to accept the loan even if it is not fully funded at the end of the funding period.

Member Payment Dependent Notes Series 569481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569481	$7,750	$7,750	13.23%	1.00%	September 17, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569481. Member loan 569481 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	The Trump Network	Debt-to-income ratio:	15.90%
Length of employment:	1 year	Location:	Windham, NH

Home town:
Current & past employers:	The Trump Network
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	3
Revolving Credit Balance:	$23,878.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is The Trump Network and what do you do there?	The Trump Network is a network marketing company. I oversee the Call Center Operations.

Member Payment Dependent Notes Series 569779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569779	$4,500	$4,500	7.88%	1.00%	September 20, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569779. Member loan 569779 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Turner Broadcasting	Debt-to-income ratio:	9.51%
Length of employment:	3 years	Location:	Kennesaw, GA

Home town:
Current & past employers:	Turner Broadcasting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,952.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Turner Broadcasting? What is the home improvement you are making? Thank you in advance for your answers.	I am a Senior Business Systems Analyst. (I am the liaison between the finance users of the system and the technical team). I will be making various improvement to my home. I will replace all downstairs windows (I have a draft and want to be more energy efficient) as well as paint the downstairs interior. Thank you for your consideration.

Member Payment Dependent Notes Series 570784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570784	$7,000	$7,000	7.88%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570784. Member loan 570784 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Pizza Hut	Debt-to-income ratio:	11.96%
Length of employment:	2 years	Location:	Baytown, TX

Home town:
Current & past employers:	Pizza Hut
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,950.00	Public Records On File:	0
Revolving Line Utilization:	32.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card/ 2200/ 29.99, Credit Card/ 800/22.39, Credit Card/500/ 24.9, Credit Card/ 5,456/ 7.7, Credit Card/ 1200/ 22.49, Student Loan/ 2,100/4.5, and tuition and book payments due to school equal out to about 2100. The debts with higher interest and the school payment will be used with this loan.
What do you do at Pizza Hut? Will you use the whole 7,000.00 to pay off your cc's? Do you have an emergency fund?	I am a manager. 5,000 will go to credit cards while the other 2,000 is for tuition payments and books that I could not pay off immediately. I have a savings account with some money just in case.

Member Payment Dependent Notes Series 571256

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571256	$6,000	$6,000	15.21%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571256. Member loan 571256 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Enterprise rent a car	Debt-to-income ratio:	13.23%
Length of employment:	3 years	Location:	st charles, MO

Home town:
Current & past employers:	Enterprise rent a car
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Enterprise rent a car?	I work in the National Service Department. I take work estimates from shops, determine if the requested repairs are appropriate, if they are I negotiate pricing when needed and either approve or decline work for our leased vehicles.
What debts (amounts and interest rates) are you planning to consolidate?	This to pay off a credit card that is at 28% with a balance of $5000.

Member Payment Dependent Notes Series 572016

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572016	$25,000	$25,000	11.49%	1.00%	September 21, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572016. Member loan 572016 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	PNC Mortgage	Debt-to-income ratio:	6.04%
Length of employment:	6 years	Location:	Wyomissing, PA

Home town:
Current & past employers:	PNC Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I am seeking financing for a Sprinter van for my motorcycle accessories business. I have had this business for 4+ years, and we have doubled revenues every year. For 2010, we will do over $100k in revenues. We are in need of a new van to further our exposure at events throughout the country.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,856.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at PNC Mortgage?	Mortgage sales. 4.5 years with PNC, 16 years total in mortgage sales.
My questions are: (1) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answer. Lender 505570 USMC-RETIRED	My plan is to at least make payments that would cut the term to approximately 48 months.
what is the prupose of this loan?	Vehicle purchase. In addition to my regular income that will be used in re-paying this loan, I own a motorcycle accessories company and with our continued expansion, we need to purchase a new company vehicle. The Dodge Sprinter van that we are hoping to purchase is classified as a commercial vehicle, and does not qualify for traditional auto financing. I have owned this company for 4+ years, and we have doubled revenues each year, with revenues of over $100k expected this year. At this stage I do not pull any income from the company, as my income from my primary job is more than sufficient. With no income being reported from the business, I do not qualify for commercial financing either. Before we use funds earmarked for other projects, we are exploring this option as well.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	I do not have a mortgage on my home. Taxes and insurance come to about $350 per month, car insurance is $145 per month for 2 vehicles. I owe approx $3000 total on 2 credit cards with payments totaling approximately $100 per month, and my car lease payment is $338 per month. Asset wise I have about $7000 in my checking account, $8000 in an IRA, and approximately $82000 in my 401k. I am the primary wage earner, my girlfriend is a student and personal trainer.
I'm interested in funding this loan. Value of home? Why not get a HELOC or fixed rate home equity loan at a much lower rate than this (and tax deductible)? How secure is job with PNC? Thanks in advance for answering.	My home currently is worth approximately $200,000. As part of the Trust Agreement that my home is bound by, I can't as of yet place additional liens on the home. Title is in the process of being transferred from the Trust to me now that all loans on the home have been completley paid off and I own the home free and clear, but all of the necessary title work is still in process. I have been with PNC for 4.5 years and in the industry for 16+. I am employed in a senior level position with the bank, and have been recognized as a top producer for 4 years running. PNC is one of the strongest regional banks operating in the northeast, and 5th largest in the nation by assets. PNC continues to exceed earnings on a quarterly basis.
I'm in, good luck.	Thank you. Much appreciated!
I don't normally invest in business-related loans on LC but your data and use case seem really strong so I'm jumping in too. Good luck and please remember that LC is not like a traditional bank loan...your loan is being funded by real people trying to help others while making a decent return themselves.	It's a great concept for sure, and as part of my appreciation I will be soon investing in others! Much appreciated!

Member Payment Dependent Notes Series 572119

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572119	$3,000	$3,000	14.35%	1.00%	September 15, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572119. Member loan 572119 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Forever Living Products	Debt-to-income ratio:	11.19%
Length of employment:	5 years	Location:	GILBERT, AZ

Home town:
Current & past employers:	Forever Living Products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	5
Revolving Credit Balance:	$4,351.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Could you please describe what you plan to use the loan for (debt consolidation or home improvement)? Art	The loan is actually for both. I have a few credit cards I would like to consolidate and would like to use the balance of the loan for some home projects.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Discovercard $130.24 at 19.24% (paying off) Chase $190.25 at $19.24% (paying off) Citicard $266.86 at 14.99% (paying off) Best Buy $1,583.43 at 0.00% (not paying off) Lowes $420.34 at 0.00% (not paying off) The balance of the loan will be used for some home projects we would like to do.

Member Payment Dependent Notes Series 572237

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572237	$12,000	$12,000	11.86%	1.00%	September 15, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572237. Member loan 572237 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Cartus	Debt-to-income ratio:	11.22%
Length of employment:	10+ years	Location:	New Milford, CT

Home town:
Current & past employers:	Cartus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > Excellent credit history - no late or missed payments EVER!! Strong, consistent work history with a well established organization. Looking to consolidate some unsecured debt into a single loan.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$106,294.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Cartus?	I'm within the financial management team.
Greetings - Do you have a HELOC? If so, for how much? Art	I do. It's under $100K, and combined with my mortgage balance, it puts me right at the line where I cannot refinance the whole package - or if I could, I likely wouldn't be able to obtain any additional equity.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Wow - that's a lot of info! 1. I have a mortgage and a HELOC, no car payments, credit cards, and regular living expenses (utilities, insurance, living costs, etc.). My main payment for mortgage and HELOC totals approximately $2,500 per month (including escrow and P&I) 2. I would be using the entire balance of the loan to pay off credit card debt, and it would clear the majority of my unsecured debt. My credit card rates are at or above this loan rate - so you can see that I would be able to support this loan (as I'm current on all my bills), and would be able to reduce my monthly expenses 3. I am the primary wage earner, and have a spouse that works part time.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. My primary mortgage is approximately $270K, and my HELOC is just under $90K. 2. Based on zillow, other sites, and a recent homesale in my neighborhood - I would estimate my home value to be somewhere around $375K. That being said, I have lived in my home for 13+ years, and have no intention of leaving at any point. This loan would be primarily to consolidate credit card debt and reduce my monthly expenses.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	I currently have a primary mortgage and a HELOC (as responded in a previous question). The mortgage is a standard 30 year fixed at 5.5%, and the HELOC is prime. As far as other debt / expenses, I have the credit card debt that I'm trying to consolidate, along with regular living expenses (utilities, food, gas, etc.). I have no car payments or school tuition. Asd far as accruing the debt, it was primarily over the last few years when ou rfamily went from dual income to sole income - due to having children. Since then, my spouse is now working part-time, and we've established a budget designed to reduce debt instead of increasing it. This loan would be part of that plan.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thanks. Completely agreed. And I know you have no way to truly know this, but I can assure you - I respect this entire process, as well as living up to any debt I have or incur. And I can assure you (and all of the other lenders) that I will make all of the loan payments fully and timely.

Member Payment Dependent Notes Series 572434

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572434	$10,400	$10,400	11.49%	1.00%	September 17, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572434. Member loan 572434 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	sushi yuzu	Debt-to-income ratio:	13.69%
Length of employment:	< 1 year	Location:	Granada Hills, CA

Home town:
Current & past employers:	sushi yuzu
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > i plan to start a small business (thai massage).i never make a late payment. my monthly income is 3,400.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,310.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at sushi yuzu and where did you work prior to that?	Type your answer here. i am a server at sushi yuzu . Before i worked at banzai sushi (calabasas) ,7 years.

Member Payment Dependent Notes Series 572578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572578	$25,000	$25,000	11.12%	1.00%	September 21, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572578. Member loan 572578 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,333 / month
Current employer:	Cardiology PC	Debt-to-income ratio:	3.46%
Length of employment:	10+ years	Location:	Farmington, CT

Home town:
Current & past employers:	Cardiology PC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	20
Revolving Credit Balance:	$7,375.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cardiology PC?	Partner/physician
My questions are: (1) Borrower Profile shows $33,333 Gross Income Per MONTH. Is this correct? Or is it typo that needs to be corrected? (2) Answer my ealier email Subject: 1 unidentified by name credit grantee payment delinquency 20-months ago? (3) What is current position (Job/What you do) for employer Cardiology PC? (4) Brief description the home improvements this $25K loan will provide? (5) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) lthis oan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful to lenders.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	I am a partner/physician at Cardiology PC Gross income- 17K We are building out a garage bay I hope to have the loan paid within 6mo to a year
Could you verify income, thanks...	Last years tax returns show 440,880 as the adjusted gross income

Member Payment Dependent Notes Series 572690

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572690	$25,000	$16,850	17.93%	1.00%	September 16, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572690. Member loan 572690 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	Metropolitan Community College	Debt-to-income ratio:	10.32%
Length of employment:	3 years	Location:	Lee's Summit, MO

Home town:
Current & past employers:	Metropolitan Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > Consolidate debt accumulated when selling Arkansas Residents, we lost nearly $50k in that process.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	6
Revolving Credit Balance:	$26,695.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Metropolitan Community College?	I serve a President of one of the campuses
Transunion Credit Report shows 1 creditor payment delinquency within 24-months; the most recent 06 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.30.2010	It was for a medical expense that we never recieved an invoice. The next thing we knew we got a notice from collections, which we paid immeditately. The frustrating thing is that the bill was less the $100.00.
My questions are: {1} Current positon with Metropolitan Community College? (Job/What you do) [2] All Lending Club loans feature NO early payoff prepayment penalty. You selected 36-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	1. President of one of the campuses 2. Two to three years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. $127,000 2. Market value $115,000 est. the market has fallen pretty far in Kansas City.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquency. Thanks!	Will do. The delinquency was for for a medical bill that we did not recieve until we heard from collections, we paid as soon as we recieved the notice. The frustrating part the bill was for less than $100.
Since this is a debt consolidation loan, please least each debt that you have (type, amount, APR) and indicate which you will and will not consolidate with this loan. Thank you!	$15,246.47 @ 18.76% Citibank Mastercard $10,717.75 @ 18.83% Chase Visa Both
Loan listed 4 days; 12 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	Sorry out of town and could not access the doucments required. However, they are submitted.
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	$15,246.47 @ 18.76% Citibank Mastercard $10,717.75 @ 18.83% Chase Visa Both

Member Payment Dependent Notes Series 572691

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572691	$18,250	$18,250	11.49%	1.00%	September 15, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572691. Member loan 572691 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SCRIPPS CLINIC CARMEL VALLEY	Debt-to-income ratio:	18.55%
Length of employment:	3 years	Location:	PERRIS, CA

Home town:
Current & past employers:	SCRIPPS CLINIC CARMEL VALLEY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > to be a good borrower i make sure i pay my loan on time, no late payments and i'll make sure there will be a sufficient fund in my bank at all times to avoid penalties...i'll be responsible so that in the future when i need a loan again i know where to go and get a very low interest rate. I plan to use the funds by paying my personal loan to navy federal then pay my dad $6,300 so that he will stop bothering me about my loan and then what ever left i pay my credit card. My job is very secure, i've been in the company for three years now so far there was no problem. after the consolidation i can't believe i save 500 dollars a months...thank you lending club for trusting me. You will never regret for giving me a loan. Borrower added on 09/03/10 > to be a good borrower i make sure i pay my loan on time, no late payments and i'll make sure there will be a sufficient fund in my bank at all times to avoid penalties...i'll be responsible so that in the future when i need a loan again i know where to go and get a very low interest rate. I plan to use the funds by paying my personal loan to navy federal then pay my dad $6,300 so that he will stop bothering me about my loan and then what ever left i pay my credit card. My job is very secure, i've been in the company for three years now so far there was no problem. after the consolidation i can't believe i save 500 dollars a months...thank you lending club for trusting me. You will never regret for giving me a loan.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	48
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	priority payments for the loan: 1.) navy federal credit union personal loan balance:$11,153.21 and APR: 11.750% 2.) personal loan to my DAD(priority) balance: $6,336.47 APR: 10% note: this is the reason why i decided to consolidate my loan because i want to pay my dad before the end of the month. 3.) navy federal credit union credit card balance $4,980.00 APR: 14.9% probably i cant pay this one yet i probably pay minimum on this payments
Just a couple more questions. 1)What is your minimum payment on the credit card? 2)What is your monthly payment for rent?	Type your answer here. My minimum payments for my credit card is $70-100. But I always pay $500-$700 a month. My rent is $500.00 per month
Hi there, May I ask what your position is at Scripps Clinic?	Type your answer here.Lab assistant

Member Payment Dependent Notes Series 572697

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572697	$12,000	$12,000	7.51%	1.00%	September 16, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572697. Member loan 572697 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$100,000 / month
Current employer:	TelSource Corp	Debt-to-income ratio:	9.17%
Length of employment:	1 year	Location:	Secaucus, NJ

Home town:
Current & past employers:	TelSource Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > Pay off a $9,000 higher interest credit card used to purchase equipment and purchase more equipment for a new business partnership.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,684.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is TelSource Corp, and what do you do there for $100,000. a month?	TelSource provides coast to coast netwrok care for large corporations, Income is NOT 100,000 per month . Cant change this in the application system. Income is 100,000 per year. Thanks.
Thank you for your prompt response. I figured the per month instead of per year was a typo, just wanted to clear it up. Other investors will see your answer, so even though you can't change it in the system, no worries. What debts will you be consolidating, and what debts will not be included in the consolidation? Thank you in advance for your answers.	Details are in the Loan Details Section. 1. $9000 Chase Mastercard at approx 12% APR today. 2. $3000 equipment purchase ( computers). I have been building a graphic design business with a partner and the credit card was used to provide short term cash for equipment. Revenue run rates is up to $2000/month already after only 2 months. It is likely this loan will not run to term but will be paid off early. Hope that helps. Thaks.
Is Tel Source your own business and if so how many employees?	No. TelSource is my primary employer.A privately held network services company dating back to 1985 with 1000 employees..Thank You
What do you do at TelSource and would you please submit income verification to lendingclub (support@lendingclub.com 866-754-4094 provide loan ID)?	Thank you for you question: Ans: Sales Lending Club has asked the question about income verification and I can and will verify upon their request. Thank you

Member Payment Dependent Notes Series 572823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572823	$25,000	$25,000	11.49%	1.00%	September 20, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572823. Member loan 572823 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	capistrano unified	Debt-to-income ratio:	17.72%
Length of employment:	10+ years	Location:	MISSION VIEJO, CA

Home town:
Current & past employers:	capistrano unified
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > My loan will help pay off some home improvements such as termite treatment, new floors and appliances. I hope to be able to sell my home within 5 years and pay off the loan sooner than 5 years. I have been a teacher in the same district for 21 years, I have taught for 22 years. I have a stable job, good income and good credit. I just don't have the funds to pay for the repairs and improvements up front. Borrower added on 09/14/10 > Please invest in my loan! I am only 30% funded with 5 days left. I am a very good risk--I have good credit, I pay my bills on time, I have a stable job--a rarity in these economic times. I have taught 21 years in the same school district, 22 years overall and I will take extra assignments to earn extra money. I am a good risk--please consider investing in my loan.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,770.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Capistrano USD? (2) Brief description home improvement this loan accomplish? (3) Transunion Credit Report shows $122,770 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	Type your answer here. I am a teacher in Capistrano Unified and am starting my 22nd year of teaching this school year. My home improvements are to correct termite damage, painting inside and out, new floors and new appliances and fence repairs. I have done some of the improvements but would like to pay off the credit cards I put the home improvements on and then pay off another loan, so it has a two-fold purpose. I chose the 5 year period so payment would stay affordable and then I could look to paying it off in full if I am able to sell my home within 5 years if the market improves. If I get this loan, my only other loan payments will be my student loan ($181) my home equity loan ($250) and a personal loan with the credit union. Thanks for considering my application. I make a good salary and have good credit.
Thanks for reply; I'm investing your HIP loan. FYI: Ooops, I made typo error in my Question (3). It said..."$122,770 Revolving Credit Balance",,, It should be $22,770 Revolving Credit Balance. What a difference $100,000 l-e-s-s credit card debt makes! (Smile). Lender 505570 USMC-RETIRED MONDAY 09.06.2010	Type your answer here. Thanks so much, I really appreciate it and will repay each month faithfully and in full as soon as I can.
Loan listed 4 days; 10 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. This is Thursday; Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Type your answer here. I did submit all documentation. I will contact credit reviewer. Thanks for letting me know--I am new to this process.

Member Payment Dependent Notes Series 572861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572861	$13,000	$13,000	7.14%	1.00%	September 21, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572861. Member loan 572861 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,477 / month
Current employer:	Science Applications International Corp.	Debt-to-income ratio:	1.09%
Length of employment:	6 years	Location:	Dublin, OH

Home town:
Current & past employers:	Science Applications International Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,863.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572880	$20,000	$20,000	11.12%	1.00%	September 16, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572880. Member loan 572880 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Shire Pharmaceuticals	Debt-to-income ratio:	16.75%
Length of employment:	5 years	Location:	acworth, GA

Home town:
Current & past employers:	Shire Pharmaceuticals
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > The loan is to consolidate a high interest credit card

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,510.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Shire Pharmaceuticals?	Type your answer here. I am a senior sales representative. I call on nephrologist and diaysis centers to promote an oral medication for patients with kidney failure.
My questions are: (1) What is your position (Job/What you do) for employer Shire Pharameuticals? (2) Transunion Credit Report shows $35,510 Revolving Credit Balance debts. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. I am a senior sales represenative for Shire. I do not have a home equity line of credit, I sold my previous home in 2007 and the loan was paid off, I will need to follow-up on my credit report to make appropriate changes. I am currently paying approximately $900 per month for my debt, I am paying $630 per month on the card that I hope to refinance. I hope to pay off the loan sooner than 36 months although i can not be certain. I have the potential to receive quarterly bonuses based on total sales with Shire and if all goes well I hope to make additional payments on the loan. My goal for payoff is within 2 years. I hope this clears up your questions. Thanks for your consideration.
Just a quick confirmation regarding your original loan description... you aren't consolidating, you're just paying off a single card?	Type your answer here. Yes that is correct
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Type your answer here. Mortgage payment $2378, no car payment, gas, or insurance (company car)Phone and internet paid by company, utilities ~$400-500, gym paid by company, and childcare $720, food $400. Also married which provides additional income.
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	The debt was accrued by doing some household upgrades, car repairs and the majority for a training course for my husbands chiropractic business. I am the major wage earner in the family, however, our combined income for 2009 was $178,000. The credit card that I am trying to pay off with this loan has a balance of $21, 600 with an interest rate of 21.99%. My mortagage is $330,00 with an interest rate of ~4.85%. I also have one other credit card with a $10,000 balance and 9.9% interest rate. I ahve approximately $60,000 in a 401K account. Emergency fund right now is ~ $8000.

Member Payment Dependent Notes Series 573194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573194	$12,000	$12,000	15.58%	1.00%	September 16, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573194. Member loan 573194 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	GE Healthcare	Debt-to-income ratio:	13.61%
Length of employment:	3 years	Location:	west milwaukee, WI

Home town:
Current & past employers:	GE Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Borrower added on 08/31/10 > I am requesting this loan to consolidate college credit card debt into one monthly payment. Borrower added on 09/06/10 > This loan will allow extra cash flow to pay off existing debt...also have a car loan that will be complete in early 2012, also freeing up additional monthly cash.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	33
Revolving Credit Balance:	$21,240.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Briefly, how did you accumulate ~$21,240 in Revolving Credit Card debts? A-N-D How much $ are you now paying per month on credit cards/other debts? (2) All LC loans offer NO $ penalty for prepayment/early loan payoff. You selected 5 years term payments. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010?	1.) College debt is the main balance...paying about $1500 per month on credit card and car pmt. 2.) Plan to get this paid off in less then 5 years...2-3 is my goal.
Loan listed 4 days; 26 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	Thanks for the information...I verified this information with a lending club associate friday evening, should all be updated Tuesday. thanks
What are the amounts and rates of the debts you will be consolidating?	I will be putting all funds towards my overall debt...the 5 year pmt schedule will free up extra cash flow to cover the rest.
What are the interest rates of the debts you are consolidating?	The rates are a few pts higher then this offer...main goal is to consolidate into 1 monthly payment.
R U A 1 OR 2 INCOME FAMILY. WHAT WAS DELINQUENCY 33 MONTHS AGO. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	1 Income...single.

Member Payment Dependent Notes Series 573680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573680	$16,000	$16,000	11.86%	1.00%	September 15, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573680. Member loan 573680 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Citigroup	Debt-to-income ratio:	7.83%
Length of employment:	3 years	Location:	Queens, NY

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > To consolidate some credit cards and invest.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,331.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Missing loan details? and Purposes? (2) What is position (Job/What you do) for Citigroup? (3) Transunion Credit Report shows $19,331 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	Money is to invest in the stock market, the $19k currently in my credit balance are majority zero percent balance transfers that I've been using to invest in the stock market. I am doing well and want more money to invest. I am paying about $300 a month for all of the revolving balances. I selected a 5 year term to give myself the option to pay it out that long but my goal is to pay it off sooner then 5 years either with the money I'm making from my investments or from my savings/year end bonus. I plan to pay off between 3-5 years. I am an Analyst.

Member Payment Dependent Notes Series 573742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573742	$10,000	$10,000	15.21%	1.00%	September 15, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573742. Member loan 573742 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	westcoast ambulance	Debt-to-income ratio:	7.75%
Length of employment:	2 years	Location:	inglewood, CA

Home town:
Current & past employers:	westcoast ambulance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,876.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	my monthly budget is 4000.00 . Rent is 1200.00 monthly. We have a car payment of 667.00 monthly. Our total credit monthly payments are around 900.00. We pay child care of 500.00 a month for 2 children. After the main bills pay the money left over will cover the basic , food, gas, utilities, . My fiance and I try to go half on all our bils and expenses. We plan on paying of major credit cards, in the future . And hopefully once our debt is in control maybe look into purchasing a home
Please explain/describe delinquency. Also, please list all credit card balances, monthly payments, and interest rates. Thank you.	At this time i personal dont have any delinquecy. All my credit card are up to date paid monthly .My Credit cards are chase, bank of america, chevron/texaco, jcpenny,citibank, best buy, american financial balances total : $8400 my monthly payment range from $530 to $900 my interest are @ 29.99%

Member Payment Dependent Notes Series 573916

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573916	$25,000	$25,000	17.93%	1.00%	September 15, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573916. Member loan 573916 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	19.65%
Length of employment:	10+ years	Location:	Savannah, GA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,602.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for WFC? (2) Transunion Credit Report shows $44,602 Revolving Credit Balance. How did you accumulate this much credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	Some of the debt was helping out a family member but most was from a cash advance to try to take advanatge of opportunities in the stock market last year. They were zero or low interest rate advances, since the changes in creidt card laws the interest rates have becoem outrageous. Currently I can get 3 to 5% a month in the market so I am not wanting to give up the capital yet. I currently have $50,000 in an invetsment account and $60,000 in an 401K. Hopefully, I hope to py off the note in three years. I chose the five year term to give me more leverae per month if needed.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I have been in my poition and field for 15 years this October. I hve supplied Lending Club with their requested income verification information.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Card 1 $14,000 27% APR *paid off Card 2 $ 12,000 29% APR *paid off Card 3 $ 4,000 1.9% APR *not paid off Card 4 $ 5,000 0% APR *not paid off
1) Please list debts balance/APR/mo.payment 2) Please explain how you accumulated your debt 3) Please explain your plans for getting out of debt 4) Please state the balance of your mortgage and the value of your home. 5) Please give your job titled with Wells Fargo Thank you.	Home Value $400,000 Mortgage $304,000 Payment $1800
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Answered previously
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	Answered previously
This loan will fund if you verify your income with LC....have you sent in your documents?	Yes
Can you provide a breakdown of the outstanding debts?	Answered previously
Your revolving credit balance is higher than the total of the debts that you listed - what is missing from the list?	The list is correct and recent. I recenlty paid off some debt from a option trade that went well.

Member Payment Dependent Notes Series 574301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574301	$24,250	$24,250	17.56%	1.00%	September 16, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574301. Member loan 574301 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Bank of New York	Debt-to-income ratio:	14.29%
Length of employment:	10+ years	Location:	COLONIA, NJ

Home town:
Current & past employers:	Bank of New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Debt consolidation. Borrower added on 09/09/10 > I am requesting this loan in order to consolidate 2 credit cards as well as pay off additional cards that I have. What makes me a good borrower is that I am very responsible and make sure my bills get paid on time. I do not own a home so my monthly budget consists of my car payment and whatever credit card bills I have for that month. I have been at the same job for 13 years and I am only 33.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,210.00	Public Records On File:	0
Revolving Line Utilization:	54.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 10 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I am not sure what payment you are referring too so I cannot answer your question.
What do you do in your job at Bank of New York?	Information Technology
You can get your credit report from annualcreditreport.com for free, that would explain your delinquency. Can you explain what the loan is for? I only see $6,000 in revolving debt here but you are asking for $24k.	I have one credit card that is at $10,000 plus one at $3,500 as well as others in the low thousands.
All L C loans feature NO $ penalty for early payoff. You selected 5-years payment terms. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff?	It will be paid off ASAP
What do you do in the IT dept? (job title) How did you acquire the debt? What is the debt (summary only shows 6k revolving credit) what is the rest for?	Manage Data Center. Numerous credit cards.
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	As soon as I get the loan the debt will be paid
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I don't own a home
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	Visa Affinity and Juniper Barclay's card.
the answers below are really vague. can you try to include more detail? you can include the detail in your loan description. this is a fairly high interest rate loan, so it may fund regardless....but it will almost definitely fund if you answer the questions and the answers are reasonable.	I have numerous cards besides the 2 that I am consolidating that I would like to pay off. Cards such as Best Buy, Macy's, Express and Bloomingdale's.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Lender 505570 USMC-RETIRED Virginia Beach, VA	I already did and I was told all my information is complete.
1. Please list for each card/loan debts with interest rates, It as simple as loging into your accounts online? 2. 10 months ago you had a delinquency, what was it from? You can receive a free credit report from annualcreditreport.com as mentioned above.	Visa (Affinity) = 16.24% & Juniper (Barclay's) = 27.24% Delinquency is from on-line bill pay not getting there on time. I scheduled the pay date as the due date so it took a few days to clear. I have since learned my lesson and scheulde all pay dates a few days before the due date.
Delinquencies are only reported when 30 days late so that's quite impossile	Well I have never been late on a payment for 30 days. All my payments are set up monthly via the internet.

Member Payment Dependent Notes Series 574343

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574343	$12,000	$12,000	17.56%	1.00%	September 17, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574343. Member loan 574343 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Sprint	Debt-to-income ratio:	14.99%
Length of employment:	4 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,050.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Sprint?	Lead retail consultant.
My questions are: (1) Transunion Credit Report shows $14,050 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible", similar answers tell lenders nothing useful; but number of years are extremely helpful.) Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	Currently I pay approximately about 560 towards my debt, including a loan that will not be included within this loan for consolidating. I should be able to pay this off in about 4 years max. I just need the flexibility of paying it off and not getting overwhelmed by paying a large about every month.

Member Payment Dependent Notes Series 574344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574344	$9,250	$9,250	13.98%	1.00%	September 20, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574344. Member loan 574344 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,033 / month
Current employer:	SOMBRA HOMES, INC	Debt-to-income ratio:	22.02%
Length of employment:	10+ years	Location:	MARANA, AZ

Home town:
Current & past employers:	SOMBRA HOMES, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I plan to use these funds to consolidate debt and then close these accounts.I have never been late on any payments. I have been at my job for 14 years in Nov. of this year and considered extremely responsible.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,696.00	Public Records On File:	1
Revolving Line Utilization:	50.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Why the Chapter 7/11 Asset Liquidation Bankruptcy filing 113-month ago? a-n-d What was result? (2) What is current position (Job/What you do) for employer Sombra Homes? (3) Transunion Credit Report shows $16,696 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1)BANKRUPTCY WAS AFTER A DIVORCE AND DISCHARGED 2) TITLED POSITION HELD IS ACCOUNTS PAYABLE MANAGER, BUT INCLUDES NUMEROUS OTHER DUTIES AS WE A 3-PERSON OFFICE EXCLUDING OWNER/PRES. 3) ALL PAYMENTS GOING OUT ARE APPROX. $450 4) MY GOAL IS A THREE YEAR LOAN, BUT CANNOT GUARANTEE THAT SO I REQUESTED THE 5 YR TO HAVE IT AVAILABLE

Member Payment Dependent Notes Series 574459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574459	$4,750	$4,750	6.39%	1.00%	September 17, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574459. Member loan 574459 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	emmaus borough	Debt-to-income ratio:	19.68%
Length of employment:	10+ years	Location:	emmaus, PA

Home town:
Current & past employers:	emmaus borough
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,339.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. When you say "own", does that mean: a. you make no monthly mortgage payments? b. you have no home equity loan? c. you have the title on the house and property? Wishing you well.	i do not own the home i have a mortgage.when i said i own the home i meant to say that i dont rent it.Type your answer here.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Explain the home improvements to be made with this loan. 3. Identify the one credit inquiry shown as occurring within the last six months. 4. Describe your role at Emmaus Borough. Thank you in advance for your response.	mortgage...650.00 mo. motorcycle...360.00 mo.Type i am remodeling my childrens bedrooms as well as putting a new roof on. i apoligize but i dont what the credit inquiry is. i am a public works employee which means i snow plow, blacktop,fix water mains or anything else that requires maintenence of the borough. your answer here.

Member Payment Dependent Notes Series 574473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574473	$20,000	$14,550	16.45%	1.00%	September 20, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574473. Member loan 574473 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Netsmart Technologies Inc	Debt-to-income ratio:	6.52%
Length of employment:	8 years	Location:	Oakland, CA

Home town:
Current & past employers:	Netsmart Technologies Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > I am a business executive with a good credit score, own a new house in San Francisco and have been employed with the same company for 9 years. I started a new internet company and just want some extra cash to advertise thus why I am taking this loan. I can get a conventional loan but the interest rate on this loan was slightly better. In addition to using the funds to advertise I plan to pay-off one of my cars (the other is paid off) thus actually freeing up a monthly payment just about equal to this loan. I have a great income and will have no problem paying this regardless. Even if my internet company fails I still make plenty of money to pay this loan off and use the failure as a tax write-off and then pre-pay this back early. I have NEVER defaulted on anything in my life and can even send you a copy of my credit report if you want to see it. Thank you.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	23
Revolving Credit Balance:	$796.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1 - No home equity line of credit! I took advantage of the downturn in the economy and 10 months ago bought a brand new townhome 4 miles from downtown San Fran for $380,000. Balance on Mortgage is $330,000 and only one mortgage loan with BOA that has NEVER been late. Townhome would of been close to $700,000 a few years ago so bought it more as an investment. 2 - Already asking $400,000 for same model so made a great investment. Plan to get out around 2013 and anticipating near $600,000. No other areas available that close to San Fan, brand new, 3 stories, 2 car garage, 1 block from Bart.
Please explain the delinquency 23 month ago on your credit history.	Sure thing. I was moving out to California from New York and was late on a car payment. It is a 30 day late from October 2008. Have never been late since.
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please call Lending Club for the procedures and expedite their completion.	While I greatly appreciate the advice it is not possible to expedite this. The only piece left is for them to verify my bank account which will take about one more day. Rest assured I will be approved but have to wait until they verify the bank account. Thanks though!
What is the nature / mission of your internet company ? Thanks !	I am in the process of developing two sites. One is financial planning, 401K, Budgets, Credit, etc. With free software that users can download and the other is a social networking site (like Face book). They will eventually tie in to each other and at some point the business plan (12 months out) is to have an all inclusive financial / credit resource center where members can link, share info, downloads, videos, etc. All will be monitored daily with live online support. The sites will be run independently and promoted individually in order to maximize exposure and see which one ranks higher through SEO and search engines. I have a lot of experience designing and creating websites and successful online companies. Feel free to email me if you would like to see some examples of companies I started online

Member Payment Dependent Notes Series 574550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574550	$12,000	$12,000	16.82%	1.00%	September 21, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574550. Member loan 574550 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	ford motor comp.	Debt-to-income ratio:	19.78%
Length of employment:	10+ years	Location:	macomb twp., MI

Home town:
Current & past employers:	ford motor comp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > In my Divorce, I was to pay my Exhusband 12,000 by Oct.2010..Also i always pay my bills, and have always maintained good credit, for a single Mother of 2 small children under age of 13yrs old...I have been working for same company 15+yrs..

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	44	Months Since Last Delinquency:	3
Revolving Credit Balance:	$15,962.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 3 creditor payment delinquencies 03 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	Type your answer here. Yes Sorry, that was because i was told not to pay anymore on my cards til i knew exactly what was going on with Divorce.. They had told me because they were not sure who was going to end up with the debt. or both of us.. So I had done what they said, and It really messed me up, sence I ended up with the Debt. and I owe him 12,000.00 also, and thats were the money i was hoping to borrow..
My questions are: (1) Answer my earlier email Subject: 3 payments delinquencies within past 3-months? (2) What is current position (Job/What you do) for employer FOMOCO? (3) Transunion Credit Report shows $15,962 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.04.2010	Type your answer here.(1) already ans. that quest. and sent it on..(2) I have worked for Ford Motor Comp. for 15+ yrs, as a Machinest..(3) None of that is a home equity line...(4) my monthly payments on all is about 300.00 month...(5) Im hopeing it wont take 5yrs, but as soon i can, i will PIF...
Loan listed d5 ays; 09 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 09.10.2010	Type your answer here. I did send the Information you requested.. I had to get copies the paycheck stubs and W2 from my Human resourses dept. at work.. They were sent over today

Member Payment Dependent Notes Series 574625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574625	$9,600	$9,600	7.14%	1.00%	September 17, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574625. Member loan 574625 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,058 / month
Current employer:	ACS	Debt-to-income ratio:	7.39%
Length of employment:	1 year	Location:	FRANKFORT, NY

Home town:
Current & past employers:	ACS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574763	$25,000	$25,000	11.49%	1.00%	September 15, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574763. Member loan 574763 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	10.42%
Length of employment:	4 years	Location:	san francisco, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > We are in the midst of a remodel that is two fold...one I am looking for more space as we live in a 900 sq ft apt with number 2 on its way in just a few months. Two we would like to open a day care center out of our home and need more space to achieve this. I am a psychologist and my husband is a science educator. I have a steady income and provide health benefits and my husband founded a hands on science company for kids 1999. As part of the company we are also a rescue facility for live animals that we bring with us to all programming. We are a complete mobile science classroom. His business grosses about $800,000 a year but we write off almost that so we do not show a large profit and hence cannot get traditional loans. We have been asked for years to start a preschool and we figure this is the best first step. It is easier to get permits for home day care centers, our older kid could attend, we would not have overhead and it would give us the two years we need to get our loan paid off and create a buzz before finding a real facility. We would be forever grateful for this loan and you should know that we are good hardworking people that would never stiff anybody. This money would help a huge pregnant lady get a new bedroom so she does not leave her family (kidding) and also help start something really cool for kids. Cheers & Thanks- You Rock! Borrower added on 09/10/10 > Please tell your friends about us...we would really love to make it to $25,000 :)

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,369.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Am interested in funding, Kaiser's a great company, but... How are you going to run a daycare center? You both have jobs, right? How do you write off the full $800k? (e.g. what costs do you apply it to?) How do you add more space to a 900sqft apartment? Thanks!	1) I will remain a psychologist at Kaiser full time like I am now :) b/c I provide health care and the stable income I make about $90,000 a year 2) We would hire some staff to help my husband run the daycare in its first two years. He works full time in our business. It is a fairly stable company. We have about 20 full time staff durign the year and 60 in the summer. He tends to do the outreach and start new programming, this would be his push for a new direction. 3) Having so many staff, animals and two store fronts (separate from our home) we have a ton of writeoffs. We are a LLC but my husband is the sole proprieter so he does not really take a salary but we get a lot of our lving expenses paid for by the company, travel, cars, food etc. 4) Our building is a 4 unit we rent out three and live in one tiny apt. However there is an illegal 5th unit off the garen. Our plan is to connect this unit with ours to mae it legal, expand our unit to make it livable for more people. This would allow us to have the space to run a home daycare. 5) After two years we would then move the daycare in its own proper facility so we could actually get zoned a preschool. This is just the first step :) I hope that answers your questions. This process is amazing! I really appreciate you even considering us.
Can you tell me what the delinquencies are related to?	I think it is just one, and I am assuming a student loan from undergrad that I did not know I had. When I was in grad school I took a semester off which put my loans in repayment which I was not aware of, and it kind of messed things up. However, I have been out of grad school and in repayment of my loans for the past 4 years. I am a licensed psychologist, PHD and work at Kaiser and make about 90k a year. My husband was just saying that I should be trying to get it off my credit report. Hope that helps- Cheers- Nicole
Hi Couple of questions: 1.) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, your households' expenses including if any tax liens, alimony & child-care expenses ? 3.) Do you plan to make these modifications to your apartment/home yourself or through SF City and a licensed contractor ? 4.) How do you plan to legalize the illigeal apartment into your home improvment ?	1) no cc card balances, no other loans, I have about $100,000 in student loans. My monthly payment is about $700. 2) My take home pay is about 95k a little less. I make about 45 an hour. I also cover all my family's health benefits. We do not use any of my income to pay the morgage..my husband takes care of that. 3) Absolutely not!!!!! This is a permitted project that I have been going through for the past year. I have a great contractor who is licensed and used to this size job. 4) The illegal unit is actually legal warranted space but not legal watrranted separate space. By incorporating it it will be legal and will become sq footage added to the value of the building. hope that helps :) Cheers- Nicole

Member Payment Dependent Notes Series 574942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574942	$22,750	$22,750	18.30%	1.00%	September 16, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574942. Member loan 574942 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	us steel	Debt-to-income ratio:	14.40%
Length of employment:	3 years	Location:	turtle creek, PA

Home town:
Current & past employers:	us steel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I am trying to consolidate my credit card that is on my report for $15,800 and then credit card debt of my wife's credit card that I make the payments on. The rates are approximately 32% so this would be a significant savings. I plan to pay this off much quicker than five years. I also have my own business of construction where I earn a net yearly income of at least $20,000. Borrower added on 09/09/10 > I also want to note that the credit card debt I am paying off was accumulated by me starting my own part-time business. I am not a habitual credit card user so once this is paid off, I won't be using them again. I appreciate all the contributions to this loan and am confident that I will make every payment on time and mostly likely make more than the minimum payment. Thanks. Borrower added on 09/10/10 > One last note. I appreaciate everyone who is lending. I know that most of you have concerns for your own family, retirement, etc. and want to make sure your investment is returned. I understand these concerns as I have a 2 year old and my wife is 6 weeks pregnant so I take borrowing this money seriously and always fulfill loan obligations. I am looking to get this debt reduced timely and with a better rate for my family and future. This is my first time with peer to peer lending and think this is a great design. I can't wait to be on the lending side in the future. I think that it is great to know that it is other individuals making money of the interest of my loan compared to banks. Again, thanks. Borrower added on 09/14/10 > I have reached out to Lending Club's credit team to see why the approval is taking so long. They said the IRS was having system problems. I am hoping this approval happens soon. I appreciate everyone that will continue to lend before my loan expires. I will accept partial funding at the end if that is what ends up happening. I am hoping that I don't have to re-list this loan and wait another 14 days. I greatly appreciate your contributions these last few days and feel confident that the approval should happen soon - gotta love the IRS. Borrower added on 09/15/10 > Well I am in my last 24 hours of my funding period and I wanted to thank everyone who has invested to this point and I want to thank everyone who invests in the last 24 hours. I am looking forward to being able to consolidate this debt to a lower payment and getting it paid off much sooner than if I was paying the credit card companies. It will greatly help reduce the stress for my pregnant wife and I once this loan is complete. Thank you.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,880.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for U S Steel? (2) Transunion Credit Report shows $15,880 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) Loan is ~ $7,000 more than existing credit report debts. How is extra $ intened to consolidate/refinance what SPECIFIC debts not included in credit report debt balance? (4) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	I am a procurement analyst. I work with purchasing various materials for US Steel as well as cataloging inventory. I also train new hires. I am up for a promotional position at US Steel within a few weeks that will almost double my salary. I also have my own side construction business were I earn about 20K a year. The other debt is credit card debt of my wives. We were originally going after a joint loan. I am currently paying about $600/per month on the debt I intend to consolidate. I am looking to have this paid off in a maximum of 3 years. I am doing this to be debt free as soon as possible. With my side construction business it could be much much sooner.
Hi, could you please detail your monthly budget (rent, phone, home bills, cc payments, food, entertainment, gas, insurance, etc.)?	Entertainment (like the outdoors and don't have much time for enterainment with my side business) 150 House 220 Vehicle 232 Gas (Vehicle - take bus to work) 50 Electric (Monthly Average ) 45 Gas (have a wood burning fire place that heats whole house) 40 Water (Paid every three months, this is monthly average) 10 Insurance (Car, Jewlery) 50 Garbage (Paid every three months, this is monthly average) 10 Food 150 Credit Cards 750 Cable/Phone/Internet 75 Interest rate on my credit card and wifes card I pay on and will be paying off is ~ 32%
Please pay your loan off faithfully. My small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	You can count on it. I will pay this loan off in full and most likely early. I completely understand. I have a 2 year old of my own with college dreams. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance of mortgage is 77,000. There is no HELOC and my wife pays 75% of the mortgage payment. We pay biweekly to pay it off sooner! Market value according to Zillow is $115000. Thank you.
I would love to help fund your loan. First please contact Lending Club (support@lendingclub.com) to submit your proof of income. Thanks!	Will be doing this in the next few hours, don't know if it has to wait till next business day to post or not, so you will either see it shortly or Tuesday. Thank you.
Loan listed 5 days; 12 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA MONDAY 09.06.2010	Thank you very much for all this helpful info. This is my first time on this site. I just got asked to submit the income proof on Saturday, so I am assuming with the first business day not until Tuesday that might be why. I will follow up first thing tomorrow morning.
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Lender 505570 USMC-RETIRED Virginia Beach, VA	I have a call into them. I submitted all requested documents on Tuesday. I have a hard time getting ahold of them. I am waiting for a response back from my phone call and email. I am hoping the approval happens today. Thank you for the info.

Member Payment Dependent Notes Series 575189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575189	$21,000	$19,500	15.95%	1.00%	September 17, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575189. Member loan 575189 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$13,022 / month
Current employer:	GIS, Incorporated	Debt-to-income ratio:	16.43%
Length of employment:	2 years	Location:	Menifee, CA

Home town:
Current & past employers:	GIS, Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > My plan is to take half the loan to cover existing debt on credit cards. Relieving that debt will facilitate payment of this loan. The other half of the loan will go towards home improvement. Payment is guaranteed because I already pay out the amount of the monthly bill, it's just distributed across multiple credit cards.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,397.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	emeraldpp Thank you for your consideration. Here are the answers to your question: 1. The home is still owned by the bank. 2. ~$310k 3. Very difficult to say. I live in a new community, my exact model is selling between $310k and $320k. Looking on zillow, I can't really find an exact match but based on the selections I've made it's ranging between $260 - $390. Sorry, I wish I was able to provide more insight into the home value. Tony
R U 1 OR 2 INCOME. WHAT IS UR MONTHLY GROSS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT PROCEEDS	Don't know what proceeds are.. my total annual is ~$150k.. so that's about $12.5k monthly gross I am one income...
WHAT IS 44,000 OF CREDIT CONSIST OF. PLEASE BREAKDOWN MONTHLY EXPENSES	I don't understand the question.. what 44k of credit?
U SHOW 44000 IN CC DEBT. PLEASE GIVE ME A BREAKDOWN.	Navy Federal Credit Union American Express Shell Citi Cards MOR BestBuy Kohls Sams Club

Member Payment Dependent Notes Series 575351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575351	$24,000	$24,000	10.75%	1.00%	September 16, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575351. Member loan 575351 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	State of California	Debt-to-income ratio:	14.86%
Length of employment:	5 years	Location:	Chino hills, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > The purpose of this loan will be to consolidate my credit card bills, and to finally pay them off in full. In addition to consolidation, I plan on using the extra funds for any unexpected emergency expenses that may come up.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,666.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
2 questions 1. what do you do for the State of CA? 2. why are you asking for $24K when your revolving credit balance is just $7.7K?	Thanks for the question. I am a police officer with the state of california. As to the funds, I plan on using the funds to pay off my credit cards so that I only have one payment per month. Furthermore, I would like to have extra money for a vacation I am planning in a few months. Plus, I can use the money for any unexpected expenses.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	CC payment is 300 a month. Rent 600 a month Food 325 a month Transportation costs 281 a month Utilities- cable, lights, internet, cell phone, etc total 368 a month. insurance, including life, car, renters, 168.34 a month.
Please answer the other questions: 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner?	Thanks for the question. I am the sole wage earner. Debts: CC payment is 300 a month. Rent 600 a month Food 325 a month Transportation costs 281 a month Utilities- cable, lights, internet, cell phone, etc total 368 a month. insurance, including life, car, renters, 168.34 a month.
what are the interest rates of the debts you are consolidating with this loan?	Thanks for the question. The rate is 23 percent.
So your current credit card payment is $300/month but now you will be paying almost $800/month. Won't that be difficult?	Thanks for the question. Right now, I contribute a significant amount of my earnings to my retirment account. I will be reducing that amount so that I can handle the higher payments on this loan. Thanks

Member Payment Dependent Notes Series 575383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575383	$25,000	$25,000	13.23%	1.00%	September 17, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575383. Member loan 575383 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	ValleyCrest	Debt-to-income ratio:	11.82%
Length of employment:	8 years	Location:	Apopka, FL

Home town:
Current & past employers:	ValleyCrest
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > -These funds will be used to consolidate credit card debt at a lower interest rate - lowering my monthly debt payment by $300. -Four credit cards will be paid off with this loan. -I have been working for the same company for 8 years -

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,356.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Valley Crest? (2) Transunion Credit Report shows $31,356 Revolving Credit Balance. Is any a Home Equity Line of Credit? (HELOC) a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	Former Marine as well - Semper Fi 1. I am a Senor Project Manager for a national landscape development company. 2. No HELOC. I am paying a total of $1200/mo in CC debt. I plan to reduce that by $300 with this consolidation loan. 3. I plan to keep for the 60 months.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage Loan Balance - $398,595 Zillow appraisal - $226,500
Loan listed 4 days; 08 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	Thank you for the information. I contacted a Credit Reviewer and we got everything straight - something to do with the long holiday weekend. Thanks again.

Member Payment Dependent Notes Series 575540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575540	$25,000	$25,000	11.86%	1.00%	September 17, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575540. Member loan 575540 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Swedish Medical Center	Debt-to-income ratio:	16.03%
Length of employment:	5 years	Location:	DENVER, CO

Home town:
Current & past employers:	Swedish Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I am looking to consolidate my debt into 1 easy monthly payment instead of several payments. I have good credit history and am very prompt with payments.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,449.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Swedish Medical Center?	I'm a Registered Nurse in the Emergency Department
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Bellco - Credit Card $2,000 Wells Fargo Credit Card 9,000 Sears Credit Card $9000 Discover $6,000 All credit cards will be paid off with this loan.
My questions are: (1) What is position (Job/What you do) for Swedish Medical Center? (2) Transunion Credit Report shows $30,4498 Revolving Credit Balance. Is any a Home Equity Line of Credit? (HELOC) a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED FRIDAY 09.03.2010	1) I am a Registered Nurse at Swedish Medical Center 2) I have recently paid of $5,000 from Bellco and $7, 808 from Sears which does not yet show up on my credit report. I do not have a home equity loan. Currently I owe approx $500 in minimum payments. I have been saving over the past year in order to pay so much off from Sears and Bellco. I could easily afford the $830 owed every month. 3) I am planning on paying off the loan in 2-3 years. This loan will help me reorganize what I owe and save money for my future.
Loan listed days; 25 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	Needed information was faxed on September 10, 2010
Have you verified your income with lendingclub?	No lending club has not asked me to do so at this time
How did you allow yourself to get into this much debt	Poor choices I suppose. I've learned from my mistakes and want to move on and put this behind me. This loan allows me the ability to have a short term goal and turn several items into one and eliminate it all together so I can move on and make better wiser money choices.

Member Payment Dependent Notes Series 575602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575602	$15,000	$15,000	17.56%	1.00%	September 17, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575602. Member loan 575602 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Lornamead, Inc.	Debt-to-income ratio:	12.78%
Length of employment:	1 year	Location:	Cheektowaga, NY

Home town:
Current & past employers:	Lornamead, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > I have a stable job with a growing company. The money I will recieve from this loan will go to paying off some credit cards and give us a fresh start. My wife is now working after spending many years staying home with the our children. We hope to be debt free in 5 years, we just need a little help at this time. Borrower added on 09/10/10 > I plan on using about $2k on my vehicle that needs repairs done before winter. I think I can get another 5 years out of this vehicle if I take care of some of these problems. We don't have an escrow account on our mortgage, so I have to save to pay our property tax, school tax and homeowners insurance. We have had some issues this year which has caused us to fall behind on saving for these bills. I would use about $6k to pay this years taxes. The rest of the money would go towards paying back some family members who lent us money over the past few years. My plan to be debt free in 5 years is achievable. My wife and I are committed to staying on a budget which includes a college fund for our children. This loan is the tool we need to achieve our goal. Please consider investing. Thanks you for your time.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	25
Revolving Credit Balance:	$4,764.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Lornamead, Inc., and where did you work prior to that?	Type your answer here. Not sure I want to answer this question due to the personal nature, Let's just say I'm in middle management and did the same type job for my previous employer. I left that job to go to Lornamead for a higher salary.
5k CC debt, you are asking for $15k. Why?	Type your answer here. I also have property and school taxes that are due and my vehicle needs repairs done before winter comes.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I owe approx. 82,000 on my mortgage plus aprox. 34,000 on a home improvement loan. My home is valued at 125,000

Member Payment Dependent Notes Series 575676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575676	$16,750	$16,750	16.45%	1.00%	September 17, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575676. Member loan 575676 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,656 / month
Current employer:	American Home Mortgage Servicing Inc	Debt-to-income ratio:	21.61%
Length of employment:	1 year	Location:	Irving, TX

Home town:
Current & past employers:	American Home Mortgage Servicing Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > My object is to get my credit cards consolidated into 1 payment. I would like to eventually purchase a home, but I need to work on my debt first. I thank you for the consideration. Borrower added on 09/10/10 > I would like to add that paying this loan will be easier since my daughter has started Kindergarten this year. I no longer have to pay for daycare (which was very expensive). I now only pay for after school care at the school (which is alot cheaper).

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	76
Revolving Credit Balance:	$24,013.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at American Home Mortgage Servicing Inc and where did you work prior to that?	I work in the Strategic Initiatives Department handling Acquisitions and Loan Sales. Prior to that I worked at Santander Consumer Inc. handling very delinquent loans and repos for vehicles.
What are the debt/cards you will pay with this loan? Amounts and interest rates. Thanks.	Various cards ranging from $260 to $16000 and interest rates ranging from 14.99 to 29.99. I wish to consolidate into one payment and I plan to close many out as I pay them off.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, your households' expenses including if any tax liens, alimony & child-care expenses? Tx	1. 16000-24.99% -500 2. 2900-24.99% - 100 3. 2350-21.99% - 75 4. 900-14.99% - 25 55 per week after school care 600 per month support 2200 per month salary 54.65 in savings (having a hard time saving due to so many payments going out). With the consolidation it cuts down on the amount going out and helps to add to savings.

Member Payment Dependent Notes Series 575795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575795	$25,000	$25,000	10.75%	1.00%	September 17, 2010	September 17, 2013	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575795. Member loan 575795 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Endurance	Debt-to-income ratio:	12.10%
Length of employment:	5 years	Location:	monroe, CT

Home town:
Current & past employers:	Endurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > the loan will be used to clear some credit card balances that are at a higher rate. i have borrowed funds from banks in the past for auto purchases, have a mortgage for 11 years now and have excellent credit and do not consider myself to be a risk. I have been steadily employed for more than 20 years. My wife is also employed and makes close to $100k annually with bonus and has been employed at same company for 14 years. Borrower added on 09/03/10 > I am a responsible individual that has had and fully paid loans off in the past. These funds will be used to consolidate credit card balances into one payment. I have been steadily employed for more than 20 years. My wife has been employed for more than 14 years at same company and has an annual income of $100k with bonus. Borrower added on 09/09/10 > I have been requested to furnish tax returns and to validate employment. I have sent the employment information and HR contact yesterday. The 2008/2009 returns which have been prepared by a paid tax accountant will be sent to lending club later this morning. I will also send two years of W2 forms. Please check back with them after 10:30 eastern time

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,008.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. I am not sure of the interest rates on them at this time since I do not have possession of any paper statements but the balances that will be cleared are as followed (approximated) 2 citi cards totaling $8k Amex clear $1k Amex blue $4k Ameriprise $5k And some department store cards such as macy's, gap, banana republic to be cleared with remaining funds
What am I missing? You state income in excess of $200K/year but can't pay credit cards? Is there other debt not shown in your listing? Thanks for your response.	The credit card accumulation is the result of two things. A) bathroom remodeling which I paid in cash ($40k) and $6k in credit which is on a card with a low interest rate. The remaining debt is primarily from a cruise I took this year which in total was over $15k. My plan is to settle the majority if not all of this with my march 2011 bonus. In May of this year the Amex and citi cards were zero balances. If circumstances allow I will most likely pay down a chunk of the loan in march 2011. This loan request is to concentrate this debt in one payment and remove it from cards that have a higher rate than the interest rate on the lending club loan. Hope this answers your question. Joe
1 - What do you do at endurance(job title)? 2 - Why 4 inquiries in the last 6 months? 3 - Can you verify your income?	I am VP of financial reporting and technical accounting. I was not aware of 4 unless one is the last one through lending club. The first two occurred as a result of a potential refi which I decided not to do. The second one in that was due to an error made by bank of America. BOA showed a late payment which was incorrect. It took time to clear as I had to gather proof of payment. This was cleared once I proved my case. Another recent one was during my vacation in august as I took advantage of a purchase in st martens with the opening of the store card (0% interest rate on purchase made). I have verified my income by submitting two years of tax returns. I make a base of 160k plus bonus which was 60k+ last yr and my wife made a total of 100k Hope this answers your inquiry. Regards Joe

Member Payment Dependent Notes Series 575810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575810	$8,675	$8,675	16.32%	1.00%	September 20, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575810. Member loan 575810 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	12.96%
Length of employment:	< 1 year	Location:	Essex Junction, VT

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > My ultimate goal is to be debt free. I am working on ending my use my use of credit cards which is why I am applying for this loan. It seems every time they raise my limit, I spend it. I am working hard to reduce my debt. I started working at Morgan Stanley Smith Barney as a client service associate last November. I am studying for my Series 7 license, which will allow me to increase my income even more. I really appreciate you taking the time to consider me for a loan. I am raising my niece (I'm her legal guardian) and she also just started college this year. I'm trying to teach her to stay away from credit cards and live on cash. Thanks again. Sandy

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,241.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating?	Hi, Thanks for your question. The interest rates for the debt I'm refinancing are 14.99% and 16.24%. Let me know if you want to know anything else.
Sandy, What did you do before your job at Morgan Stanley Smith Barney? Thanks.	I moved to Vermont in 2003 from Maryland. In Maryland, I worked for National Wildlife Federation as a senior educator for the mid-Atlantic region. Once I moved to Vermont, I worked part-time as a Realtor assistant. I was divorced in 2006 and went back to work full-time. I worked for National City Mortgage as a loan processor for 2 years. After that I spent 2 years selling real estate full-time and Realtor assistant part-time. Then last November, I began working for Morgan Stanley Smith Barney as a client service associate. I love Morgan Stanley Smith Barney. The clients are wonderful, the advisors I support are terrific. I learn something new every day and I am studying for the Series 7 license, so I can contribute more to the organization and earn more money.
Why are you taking a loan at 15.58% if it's not much lower than your current 15 & 16.25%? How would this benefit you?	I understand the interest rate isn't much below what I'm already paying. This will benefit me because I won't have access to adding additional debt to my credit card. I intend the close the cards I am paying off with this loan.
Hi Sandy. It sounds like you're trying to really make a difference. I'd suggest that instead of NOT using your cards at all, you use them in your favor when it makes sense to do so, and not carry a balance, unless it's short-term, and cash flow generated by borrowed funds is > than the cost of the funds. That's awesome that you're getting your series 7 license too. What are your current monthly expenses? How much money are you going to aggressively apply towards rapid debt reduction? How long until you expect to be free of credit card debt?	Hi, thanks for your message and your advice on managing my credit card usage. I strive to pay the balance each month, but I'm still catching up from my two years in real estate and becoming too dependent on credit month-to-month. My monthly expenses are $2700. I intend to immediately apply $600/month to debt reduction. I expect to be free of credit card debt within 3 years.
what do you do for smith barney. can you give me a sense of your job security?	I am a client service associate supporting a team of 3 Financial Advisors plus 2 individual Advisors. My team is a Top 5 team in our branch and one of the individuals is a Top 5 Advisor too. I just received a positive review and I believe my job is secure. The one thing I've been really impressed with at Morgan Stanley Smith Barney is the longevity of the staff. We have Financial Advisors and client service associates who have been with the firm for 20, 25, and even 30 years. I find that really impressive. Thanks for your question.

Member Payment Dependent Notes Series 575830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575830	$15,000	$15,000	15.21%	1.00%	September 21, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575830. Member loan 575830 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	kl distributor	Debt-to-income ratio:	11.47%
Length of employment:	10+ years	Location:	anchoarge, AK

Home town:
Current & past employers:	kl distributor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > To whom it may cocern, Iam a reliable and honest person looking to finish a bathroom and misc remodel of my home. I have been employed here at KL dist for the past 16 years. Iam a life long Alaskan.....I believe that I would be a rock solid investment.....please review my credit history! let me know if you have any questions.....Thank you for your consideration Borrower added on 09/07/10 > I have every intention on having this loan payed off within 3 years, I receive yearly bonus checks that I will apply to this loan.......I have done a complete remodel on the home except the bathroom and a few finishing touches which Iam hoping to have completed by winter.....Thanks Borrower added on 09/10/10 > I just wanted to say Thank You to those that have invested, it is much appreciated! Borrower added on 09/12/10 > Thank You! to those that have invested, I feel that I should be able to complete my home projects for $10,000.00 I have had some contacts that have helped with labor thus helping lower the overall cost. Its coming along very well and like I said in past emails this will be a solid investment and I appreciate all of your support.........Thanks WK Borrower added on 09/15/10 > Just checking in and I wanted to thank everyone that has invested in my future and my home....Thank You!

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	41
Revolving Credit Balance:	$795.00	Public Records On File:	0
Revolving Line Utilization:	5.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer K L Distributor? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	My current postion is sales manger, I would hope to have it payed off within 3 years. We are also the local Budweiser distributor. Things are very good, I carry little credit card debt and was hoping to have the remodel done before winter, I also recieve bonus checks at the fIrst of the year which I will apply to this loan. This loan will not strap me in anyway. Thanks Wes
What is kl distributor and what do you do there?	We are the local Budweiser distributor and Iam one of the sales mangers...We are teh largest distributor in Alaska..I have been in mangement for the past seven years......I have a healthy 401k and carry little credit card debt. Things are very good, I was just looking to finish the remodel before winter.......Thank You
Investors will be more confident about funding your loan if your Credit Review Status was approved. Please contact Lending Club for the procedures and expedite their completion.	I was not awre that was not already done......I will do so right away. Thank You
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	I hear you loud and clear and let me say in advance Thank You. If you have anymore questions please let me know I would be happy to anwser them.......Wes

Member Payment Dependent Notes Series 575895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575895	$15,000	$15,000	15.21%	1.00%	September 16, 2010	September 17, 2015	September 17, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575895. Member loan 575895 was requested on September 3, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Wells Fargo Investments	Debt-to-income ratio:	10.77%
Length of employment:	7 years	Location:	Lakeville, MN

Home town:
Current & past employers:	Wells Fargo Investments
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/03/10 > Due to the housing market, we don't have enough equity to get a home equity line. I am putting $20,000 of cash toward the $35,000 it is going to cost to finish our basement. Thanks for your loan!

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,842.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Brief description home improvements this loan will proivide? (2) What is position (Job/What you do) for WFC Investments? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED SATURDAY 09.04.2010	We are finishing our basement that is completely unfinished. Adding a bedroom, bathroom and family room. I work in Investments at Wells Fargo. Like anyone, I would like to pay the loan off a little early if possible.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 391k between our first and second mortgage. Zillow shows our home value at 429k.
Loan listed 5 days; 33 pct funded. Application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	I was out of town and sent everything in today in good order.
WHAT WAS DELINQUENCY 31 MONTHS AGO	My parents missed a student loan payment that has since been paid off.

Member Payment Dependent Notes Series 575905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575905	$18,000	$18,000	14.35%	1.00%	September 17, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575905. Member loan 575905 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,186 / month
Current employer:	US ARMY	Debt-to-income ratio:	16.28%
Length of employment:	4 years	Location:	Killeen, TX

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > I'm a Captain in the United States Army. My wife (also a Captain in the Army) and I have have been married for 4 years. We got married in the court house and I got her a modest ring. We planned on having a big wedding ceremony with family and friends but because of our recent back to back deployments to Iraq we haven't been able to. She comes back from Iraq this fall; this loan will be used for wedding that has been 4 years over due.

A credit bureau reported the following information about this borrower member on September 3, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	11
Revolving Credit Balance:	$6,570.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your interest. I've already answered this question for you twice. If there is any other additional information you would like to know, please elaborate and I will be happy to answer them for you. Answer your questions again: 1. about $164,000. No HELOC owed. Mortgage is financed through VA loan. 2. Based off zillow.com figures, house value is around $193,000.
Transunion Credit Report shows 2 creditor payment delinquencies, recently 11 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA SATURDAY 09.04.2010	Sir/Ma'am, It???s touchy subject involving my mother taking advantage of me, but I???ll be glad to answer: While in college, my mother opened a Saks Fifth Avenue credit card account under my name to feed her high-end retail desires. I was unaware of this account and definitely unaware of the fact that she was not paying the bill. When I found out about the card, I paid it off immediately. Then, while I was actually deployed, she took advantage of my kindness again and opened a Neiman Marcus credit card account without my consent. Being my mother she had access to all my personal information necessary to open such accounts. I found out about this recent credit card delinquency last year, when my wife and I were buying a house together and the builders mentioned my credit to us. Since then, I???ve actually paid down that credit card to 20% and will be done with it next month. If it was any other person, lawsuits and arrests would have been made for identify theft, but I???m not the type to put my own mother in jail. That has been the ONLY blemish in my credit history that haunts me ever since. I assure you, being a dual-officer couple in the military, there will be no late payments in regards to this loan. I will stick to the initial payment plan. Also, for the past year I've been checking my COMPLETE credit report monthly via USAA. If you have any more questions please feel free to ask. I will gladly verify all information about myself and information stated above at anytime. Thank you.
My questions are: (1) Answer my earlier email Subject: 2 payment delinquencies, most recently 11-months ago. (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? ("As soon as possible", similar answers tell lenders nothing useful; but number of years are extremely helpful.) Lender 505570 MSgt E8 Finance Chief, USMC-RETIRED SUNDAY 09.04.2010	Sir/Ma'am, It???s touchy subject involving my mother taking advantage of me, but I???ll be glad to answer: While in college, my mother opened a Saks Fifth Avenue credit card account under my name to feed her high-end retail desires. I was unaware of this account and definitely unaware of the fact that she was not paying the bill. When I found out about the card, I paid it off immediately. Then, while I was actually deployed, she took advantage of my kindness again and opened a Neiman Marcus credit card account without my consent. Being my mother she had access to all my personal information necessary to open such accounts. I found out about this recent credit card delinquency when my wife and I were buying a house together and the builders mentioned it to us. Since then, I???ve actually paid down that credit card to 20% and will be done with it next month. If it was any other person, lawsuits and arrests would have been made for identify theft, but I???m not the type to put my own mother in jail. That has been the ONLY blemish in my credit history that haunts me ever since. I assure you, being a dual-officer couple in the military, there will be no late payments in regards to this loan. In regards to how many years I will keep the loan active, I will adhere to the 3-year term. I do not plan on paying it any earlier and definitely not later; I will stick to the initial payment plan. If you have any more questions please feel free to ask. I will gladly verify all information about myself and information stated above at anytime. Thank you.
CPT, Received both replies; thanks for detailed answers. You would be surprised how frequent securing unauthorized credit cards and their usage occurs. Marines always take care of fellow service members. I'll be investing in your Wedding Expenses loan. AFTER verifying L C Home Office Trial Withdrawal (less than $1) posted to your bank account, you initiate contact with Member Support Department Credit Review for employment-income verification. Member Support Department email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. MOnday is Labor Day Holiday and HO is closed. Contact Credit Review Tuesday to "get the ball rolling". Semper Fidelis, USMC-RETIRED Sunday 09.05.2010	Thank you for your support. I will definitely be on top of all the necessary requirements for this account.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your interest. I've already answered this question for you twice. If there is any other additional information you would like to know, please elaborate and I will be happy to answer them for you. Answer your questions again: 1. about $164,000. No HELOC owed. Mortgage is financed through VA loan. 2. Based off zillow.com figures, house value is around $193,000.

Member Payment Dependent Notes Series 575984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575984	$13,300	$13,300	11.49%	1.00%	September 20, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575984. Member loan 575984 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	Greene Tweed & Co Inc	Debt-to-income ratio:	8.10%
Length of employment:	10+ years	Location:	PENNSBURG, PA

Home town:
Current & past employers:	Greene Tweed & Co Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	9
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Greene Tweed & Co Inc and what do you do there?	Warehouse/Shipping
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 09 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA SATURDAY 09.04.2010	I don't understand the question i have not delinquencies any payment and i do check on my credit profile and i see it alright i don't understand what you mean please advise me more
My questions are: (1) Answer my earlier email Subject: 1 payment delinquncy 9 months ago? (2) Brief description what is "Major Purchase"? (3) What is position (Job/What you do) for Greene Tweed and Co? (4) Transunion Credit Report shows $7,095 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (5) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED SATURDAY 09.04.2010	I don't have anything with FIRST PREMIER that show on my credit score,the CHASE BANK USA i have it but i did not use, did i answer your qustions?
What do you plan on using the loan money for?	furniture/appliance
Investors are asking you questions based on your TransUnion credit report. They cannot give you more details; all they see is: Delinquencies (last 2 yrs): 1 Months Since Last Delinquency: 9	I don't understand the question,i know my credit is okay as you ask me to check on transunion credit report and i never owe
We are not lending you money because you do not answer the questions. We need answers to feel comfortable loaning you our retirement funds. If you relist, and do not understand the questions you might ask someone who does understand loan language. A delinquency might be a payment that was received 10 minutes late at the lender or something like that or it might indicate a missed payment.	Oh Sorry about the wrong answer, i did not got the letter in the mail that why the payment was late, please let me know if i do answer your question thanks

Member Payment Dependent Notes Series 575993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575993	$25,000	$25,000	16.32%	1.00%	September 20, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575993. Member loan 575993 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Express KCS	Debt-to-income ratio:	9.78%
Length of employment:	6 years	Location:	Capitola, CA

Home town:
Current & past employers:	Express KCS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,609.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Express KCS and what do you do there?	It's a Prepress/Premedia company. My position within the company is that of VP Client Services. In essence, I'm charged with looking after our North American client base.
My questions are: (1) What is position (Job/What you do) for Express KCS? (2) Transunion Credit Report shows $16,609 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) Loan is for ~ $9,000 more than credit card debts. What SPECIFIC debts are being consolidated/refinanced that are not shown on Tranunion Credit Card total debts? (4) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED SATURDAY 09.04.2010	1) My position within the company is that of VP Client Services. In essence, I'm charged with looking after our North American client base. 2) The combined monthly payment I currently make is just over $1,000. 3) The loan is to clear and close 2 accounts (one of which is for an account outside the US) 4) At least 2 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of the mortgage should be on my credit report. I have no HELOC. As for market values, the unit next door to ours sold for $350k last Oct ('09). Their unit is 1 bedroom and 1 bathroom smaller than ours.
R U THE SOLE WAGE EARNER.	No.
Is the $10,000 gross monthly income the combined income for your household, or yours alone?	It's mine alone

Member Payment Dependent Notes Series 576007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576007	$25,000	$25,000	13.23%	1.00%	September 17, 2010	September 19, 2015	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576007. Member loan 576007 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Ace Hardware Corporation	Debt-to-income ratio:	10.89%
Length of employment:	10+ years	Location:	LYONS, IL

Home town:
Current & past employers:	Ace Hardware Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > debt consolidation Borrower added on 09/09/10 > Income verification documentation submitted on 9/8/10.

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,085.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Ace Hardware Corp? (2) Transunion Credit Report shows $24,085 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.05.2010	1) Assistant Controller/Finance/General Accounting 2) I do not have a home equity line of credit. Just the first mortgage. I pay approximatley $800 a month for credit card debts. 3) I would like to pay it off in 3 years but prefer to have the flexibility of paying it off in 5 years. The monthly payment is easier as I am paying for my daughters car which is in my husbands name and that is $300 monthly.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance is $244k and last appraised in 2009 for $290k
Loan listed 45 days; 08 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. This is Thursday; Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Not sure what loan you are referring too, but the loan I listed on 9/6 is the one that I am seeking funding for. I received email from Credit Review late Tuesday afternoon on 9/8/2010. Income documents were faxed on 9/9/2010 around 4pm.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1) Mortgage 2264 Student Loan 122 Utilities/Alarm 253 Phones/TV/Internet 280 Car 1 479 Car 2 300 Car Insurance 400 Credit Cards 800 Total 4898 2) Credit Cards Balance Interest Rate Chase/Toys R Us 9500 15.6 Capital One (Husbands) 10000 17.9 Kohls 1000 22.0 3) Yes
What are the interest rates of the debts you are consolidating?	ranges from 15% - 17%.
I'd like to help but have a couple questions first. Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Please indicate which cards will be paid off. I've seen only ~$19k of cc debt yet the loan is for $25k. Can you explain the difference? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances?	The list of debt is listed as it was asked by another lender. The debt to be paid off is: Credit Cards - Balance - Interest Rate Chase/Toys R Us 9500 15.6 Capital One (Husbands) 10000 17.9 Kohls 1000 22.0 Chase Amazon - 1200 - 16% Bank of America (husbands) - 3300 - 15% I have no investments, just a 401k of approximately $90k.
IF A LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes

Member Payment Dependent Notes Series 576013

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576013	$6,000	$6,000	14.72%	1.00%	September 21, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576013. Member loan 576013 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Centurum	Debt-to-income ratio:	8.88%
Length of employment:	< 1 year	Location:	Pandora, OH

Home town:
Current & past employers:	Centurum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > The loan is for credit card debt due to a family emergency and then on top of that we were a couple of days from moving down to NC for a gov. job I just acquired.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,974.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Centurum, and where did you work prior to that?	I am an analyst and was in the army prior.
Hi - Your title of 'wishful thinking' drew me in to consider whether I should loan you $$. But you didn't "write your story" for us. What is this loan for? What are your plans for repaying it? Good luck!	The loan is for credit card debt due to a family emergency and then on top of that we were a couple of days from moving down to NC for a gov. job I just acquired.

Member Payment Dependent Notes Series 576072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576072	$7,000	$7,000	10.75%	1.00%	September 16, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576072. Member loan 576072 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	4Wall	Debt-to-income ratio:	3.42%
Length of employment:	7 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	4Wall
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,043.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 576077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576077	$12,000	$12,000	10.75%	1.00%	September 17, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576077. Member loan 576077 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,742 / month
Current employer:	Unified Healthcare Inc	Debt-to-income ratio:	17.57%
Length of employment:	10+ years	Location:	los angeles, CA

Home town:
Current & past employers:	Unified Healthcare Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > My loan will be used to pay down my revolving credit card debt to improve my fico score,,,,thanks

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,999.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with Unified Healthcare Inc?	I'm a licensed Respiratory Therapist,,,,I have two jobs in the same field. At unified Healthcare I visit patients in their homes and monitor their oxygen equipment that Unified has leased to them. My second job is with Hancock Rehabilitation Center. I monitor and care for all the patients that are on life support equipment (ventilators),,,mostly stroke/heart attack victims with a few auto accident patients.
What are your $ monthly costs (mortgaget, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage 3,005.00..utils 185.00...cell phones kids/mine 310.00...auto Ins 164.00...auto gas 212.00...food 400.00...credit card bills 303.00....thanks,,,,
I'm asking a bunch of questions please answer ALL of them. What do you do for Unified Health Care and what is your position? What is the current market value of your house? How much do you owe on your mortgage, include any 2nd or HELOC? You are asking for $12K but your RBC only shows a debt of $6K. What are you going to use the rest of the money for? What are the 5 credit inquiries in the last 6 months? What are your monthly expenses, itemize please? What debts are your going to fund with this loan? current amounts owed, rate, and how much you pay to each now. Your loan will go much faster if you get all your paper work in to LC to get your loan review approved and your income verified. Thank You	I'm a licensed Respiratory Therapist at Unified Healthcare, please see previous question answered pertaining to my employment. Current home value according to Zillow.com is 213,500.00..loan is apprx 386,432.00 1st/2nd combined. Home Depot balance is about 5k and Barclays is about 5 to 6k...not much left over after I pay those down. The inquiries came from a mortgage broker "shopping" my credit around to get a good HELOC rate on my rental property,,no one wanted to give a good LTV for a rental so I decided against it,,,,please see my answers to other investors questions and you will see the answer to your last two questions,,,hope this helps,,,,thanks
What credit cards you are trying to pay off? What are your Total routine Monthly Expenses? What is the title of your Job?	I would like to pay down the home depot and Barclays card,,,combined they are over 10k...routine mo. expenses are as follows: mortgage 3,005.00...utils 185.00...cell phones kids/mine 310.00...cable/internet 170.00...auto Ins 164.00...auto gas 212.00...food 400.00...credit cards 303.00,,,,thanks,,,,

Member Payment Dependent Notes Series 576129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576129	$20,000	$20,000	19.41%	1.00%	September 20, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576129. Member loan 576129 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Cobham Surveillance	Debt-to-income ratio:	10.11%
Length of employment:	10+ years	Location:	Bedford, NH

Home town:
Current & past employers:	Cobham Surveillance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > Debt consolidation

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,271.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cobham Surveillance?	I am the DIrector of Quality.
I would love to help fund your loan. First please contact Lending Club (support@lendingclub.com) to submit your proof of income. Thanks!	Thanks. Will do.
My questions are: (1) What is position (Job/What you do) for Cobbham Surveillance? (2) Transunion Credit Report shows $5,271 Revolving Credit Balance. Loan is for $20,000. Extra ~ $15,000 is consolidating/refinancing what specific debts not included in Transunion Credit Report? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? ("As soon as possible", similar answers tell lenders nothing useful; but number of years are extremely helpful.) Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	1) I am the Director of Quality. 2) There are three loans I am looking to consoldiate. The $5000 in Revolving Credit, $9000 left on my car loan and to pay down a loan I have at CitiFinancial for $7000. 3) I will try to payoff the loan amount as quickly as possible but at current budget I would need the bulk of the five years. Thank you
Since this is a debt consolidation loan, please describe each debt (balance, amount, and APR) you will (and will not) consolidate with this loan. Thank you.	1- $4775 Line of Credit , Paying $300 a month, 19.24%APR 2- $9000 Balance on my car loan, Paying $500 a month, I would have to call to get the APR, it is not on my last statement 3- $7000 Loan with CitiFinancial, Paying $325 a month, 30% APR. Thank you
Hi -- am just about to fund but one Q: 1- $4775 Line of Credit 3- $7000 Loan with CitiFinancial Can you explain why you needed these types of loans? Thanks!	I was trying to get caught up with my expenses and also have some money set aside in savings. Thanks
Loan listed 5 days; 22 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Today is Thursday; Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Due to the fact I applied over the weekend and there was a holday Monday all communication with the credit staff has occured Tuesday and yesterday. They have received my proof of employement, have verifed with my employeer and have requested information regarding tax returns. I anticipate this infromation will be avaialbe any time now but will follow up per your suggestion. Thanks
Good Morning! I am interested in funding your loan. Please contact lending club at support@lendingclub.com or FAX: (650) 482-5228 to submit your income verification documentation. Thanks!	Hello, I spoke with them yesterday and they indicated everything should be posted soon, hopefully today. Thanks for your interest!
Your credit history indicates 3 inquiries in the last 6 months, what were these for and have you taken on any new debt? If you have taken on new debt, please describe what kind of debt and the monthly payment. Thanks.	I haven't taken any debt in the lat six months. Not sure what the inquires where for.
Please explain your delinquency 37 months ago. Thanks!	I was still recovering financially from a divorce and the required child support payments. U dud manage to correct all debts.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am an 1 income family. I have an annually salary of $115,000/$8482 monthly gross. I would accept partial funding if it is made available.
576129: In review your loan, I have a question I see you???re asking for $20,000 you until stand that lending club borrower origination fee if completely funded would bring your payout to $19,000, however; your total debt is $20,775 based on the information you provided. Do you have the additional funds need to completely pay these debts so you can focus your effort to repay the loans from lending club? That mean you would have to take an additional $1,775 from your income???.	Yes - oVer the next two months I wll have the funds required to pay off the last $1800

Member Payment Dependent Notes Series 576139

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576139	$5,000	$5,000	11.12%	1.00%	September 17, 2010	September 18, 2013	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576139. Member loan 576139 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Waste Management	Debt-to-income ratio:	21.87%
Length of employment:	3 years	Location:	Hastings, MN

Home town:
Current & past employers:	Waste Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > I are looking at taking out this loan so that we can consolidate numerous credit cards, our boat payment and student loan into one payment. I am a responsible borrower, have had very few, if any, late payments, and would appreciate anybody willing to fund this loan.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,304.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Waste Management?	I am a driver.
Regarding your comment 'I am a responsible borrower, have had very few, if any, late payments' I see one delinquency in the last 2 years, can you please explain that? thank you	Yes, we moved from one state to another and not all of our mail was transferred to our new address. We weren't able to pay all of our bills online, and wasn't sure how to pay this one without a paper bill. It was paid as soon as we received the bill.

Member Payment Dependent Notes Series 576159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576159	$21,000	$21,000	13.98%	1.00%	September 20, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576159. Member loan 576159 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,875 / month
Current employer:	Arnerich Massena Inc	Debt-to-income ratio:	10.93%
Length of employment:	3 years	Location:	Portland, OR

Home town:
Current & past employers:	Arnerich Massena Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,766.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	$9k @ 19% $7k @ 14% $4k @ 3% These are all Credit Cards from my past life - they will all be paid off with this loan. Just want to wrap them all up and be done with it in at the most three years, probably sooner.
Hi: Can you describe your position (and job security) at Arnerich Massena Inc? Thanks	I have been the Senior Portfolio Administrator for three years since my husband was transferred to Portland for his job. I was recently promoted to Team Leader of the Financial Operations Wealth Management Group. Arnerich Massena Inc is an Investment Advisory Firm formed in 1991. They have not laid off anyone in 19 years.
Thanks for the information so far. Your comment about your past life raises questions though. What was your past life? Are these debts from a divorce? Alimony? Please explain. As we have your credit card debt, can you please list out your current living expenses. Monthly rent/utilities/car payments/etc. Thank you	Currently I am living and working in a city that is much less expensive, making significantly more money, and living within my means. In "my past life" none of these things were true. My half of the rent is $825, I have basic utilities (about $200 per month) and no car payment. This loan will be my only debt payment. Thank you.

Member Payment Dependent Notes Series 576195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576195	$16,000	$16,000	16.82%	1.00%	September 20, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576195. Member loan 576195 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	The Boeing Company	Debt-to-income ratio:	24.76%
Length of employment:	< 1 year	Location:	Haverhill, MA

Home town:
Current & past employers:	The Boeing Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/04/10 > Government contractor, switched employers to Boeing on same contract and looking for funds while switching employers, I have already started with Boeing.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,720.00	Public Records On File:	1
Revolving Line Utilization:	84.40%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Most Transunion Credit Report Public Records remain 7-years (84-months) before negative items automatically removed. Civil actions, collection accounts, payment delinquencies, property foreclosures, Chapter 13 Wage-earner Plan Bankruptcies retention start date their filings. Delinquent income tax liens retention start date liens paid. Chapter 7, Chapter 11, Asset Liquidation Bankruptcies retention start date their filings; remain 10-years (120-months) before negative items automatically removed. Your Transunion Credit Report shows 1 Public Record filed 111 months ago. Chapter 7, or Chapter 11, Asset Lquidation Bankruptcy filing reason? Lender 505570 USMC-RETIRED SUNDAY 09.05.2010	Semper Fi, The bankruptcy was due to medical costs not covered by HMO. My son was born with a misshaped head and it was corrected by a specialist, it was later determined to be experimental and not covered. It was chapter 7 and remains for 10 years, it will be gone next year. Hope that answers your question.
Transunion Credit Report shows 1 creditor payment delinquency 19 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA SUNDAY 09.05.2010	Thank you for the information. I forgot to mention that the late payment was a mistake, that is I forgot to change the autopay when I started a new bank account.
My questions are: (1) Answer 2 earlier emails Subject: 1 payment delinquency 19-months ago A-N-D Chaper 7/11 Asset Liquidation Bankruptcy filing 111-months ago. (2) What is current position (Job/What you do) for employer Boeing? (3) Transunion Credit Report shows $17,720 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before final payoff? ("As soon as possible", similar answers, tell lenders nothing useful; but number of years are very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED SUNDAY 09.04.2010	I work as a defense contractor overseas, I operate UAV's. Total payments of $620/month. I do expect to pay the loan off in 1 year once I am overseas.
Hi, Couple of questions :1.) Please list all your households' expenses, net househld income and any other debts like tax leins, child-care expenses, alimony etc. ? 2.) Please list all your debts, APRs, outstanding balances ?	Rent/Mortgage - 0 Car Payment - 600 Credit Cards - 420 Utilities- 60 (cell phone) Child Support - 630 Income- 68000 year base pay. When I work overseas there are premium pays that kick in, it increases my pay 2.75 times for the time I am there. Hope that helps, David

Member Payment Dependent Notes Series 576200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576200	$10,000	$10,000	17.56%	1.00%	September 17, 2010	September 18, 2015	September 18, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576200. Member loan 576200 was requested on September 4, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Prince Telecom	Debt-to-income ratio:	2.98%
Length of employment:	2 years	Location:	Spokane, WA

Home town:
Current & past employers:	Prince Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > We formed an LLC and our mission statement is to be Spokanes leading supplier of indoor gardening equipment and supplies. I have a partner and we both have owned business in the past our combined business experience is 6 years. We have a proforma available and our proforma indicates that we are projected to earn $201,250 the first year with an expected gross margin of 50%. Our current business plan has a three year projection in which we expect to have a minimum 30% growth rate. according to market research firm ESRI residents in Spokane spent $62.5 Million on home and garden services and supplies in 2009. Our company will be operating in an industry in which the average store attains $300,000 in annual sales according to Dun And Bradstreet. Borrower added on 09/07/10 > We formed an LLC and our mission statement is to be Spokanes leading supplier of indoor gardening equipment and supplies. I have a partner and we both have owned business in the past our combined business experience is 6 years. We have a proforma available and our proforma indicates that we are projected to earn $201,250 the first year with an expected gross margin of 50%. Our current business plan has a three year projection in which we expect to have a minimum 30% growth rate. according to market research firm ESRI residents in Spokane spent $62.5 Million on home and garden services and supplies in 2009. Our company will be operating in an industry in which the average store attains $300,000 in annual sales according to Dun And Bradstreet.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,447.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your Small Business category loan is 1 of 320 plus total loans Lending Club listed today for lender consideration. Lenders appreciate the borrowers providing basic DETAILS about their business? Start-up? Established? Products? Services? Targeted clientele? etc. A-N-D provide PURPOSES how, after a loan's origination fee deducted, their loan net proceeds are intended to be spent to benefit either a borrower or business? Website upgrade? Inventory? Expansion? Advertising? Prepaid expenses? Renovating premises? Purchase equipment and or fixtures? "Floor" financing? Or exactly what? etc. Listing provided little or nothing to attract lenders interest and for them to commit $ to possibly help to fund your loan. A small Business category loan is always the hardest loan category to fully-fund because borrowers default rate is highest of all loan categories. Your loan currently remains 1st class genuine mystery to all lenders. You should provide loans basic Details and Purposes how a loan directly intended to benefit you. Minus basic information, realistically loan doesn't compete favorably for lenders available $. At end of borrower registration process exists the opportunity to add description details, purposes, miscellaneous etc to aid prospective lenders. Hope this lender very honest appraisal helps your loan to attract lenders $. Lender 505570 U S Marine Corps-RETIRED Virginia Bch, VA SUNDAY 09.05.2010	To Mr. USMC I am sorry it was not clear enough. I just thought saying we were projected in our FIRST year to earn $201,250 was a strong indicator of a start up business. I also thought wanting to become the leading supplier of indoor gardening equipment and supplies indicated what we were doing, since that is what we are going to be selling. I thought explaining the growth rate (30% annually), industry expectations for an average store ($300,000 annually) and total $$ expended in the area in '09 at $62.5M, indicating a strong demand for a city of only 500,000 was sufficient data. Again, we did a formal plan, but the loan description box would not be sufficient to place 30 pages of data. We have secured a building via lease and yes the loan will be used mainly to pay for advertising, initial inventory, some additional equipment other than what we already have, a small amount of premises addition, signs and the like. To further describe we can add that we will be stocking an extensive selection of seeds, soil, containers, electronic equipment and other supplies needed for indoor gardening and hydroponics. Greenhouses and pre-designed gardens will be available for purchase. Installation and service calls will also be part of what the company offers. We expect to offer onsite workshops to inform and educate customers about hydroponics which should attract extra business.
What do you do at Prince Telecom?	I am a lead technician and I install cable TV, Internet, and digital voice. (Phone)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	we owe $85,486 and the value is currently $122,000
Purpose of the loan?	We formed an LLC and our mission statement is to be Spokanes leading supplier of indoor gardening equipment and supplies. I have a partner and we both have owned business in the past our combined business experience is 6 years. We have a proforma available and our proforma indicates that we are projected to earn $201,250 the first year with an expected gross margin of 50%. Our current business plan has a three year projection in which we expect to have a minimum 30% growth rate. according to market research firm ESRI residents in Spokane spent $62.5 Million on home and garden services and supplies in 2009. Our company will be operating in an industry in which the average store attains $300,000 in annual sales according to Dun And Bradstreet.
Please describe your small business idea. Thank you!	We formed an LLC and our mission statement is to be Spokanes leading supplier of indoor gardening equipment and supplies. I have a partner and we both have owned business in the past our combined business experience is 6 years. We have a proforma available and our proforma indicates that we are projected to earn $201,250 the first year with an expected gross margin of 50%. Our current business plan has a three year projection in which we expect to have a minimum 30% growth rate. according to market research firm ESRI residents in Spokane spent $62.5 Million on home and garden services and supplies in 2009. Our company will be operating in an industry in which the average store attains $300,000 in annual sales according to Dun And Bradstreet.
Loan listed 5 days; 07 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, including IRS Form T4506 (Request for Income Tax Summary) you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. This is Thursday; Time is short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Thank You. I have faxed my documents and e-mailed support last night.
Credit Reviewer "Approved" loan for issue butat modified $10,000 funding. My two questions: (1) Will you accept $10,000 loan when funded? a-n-d (2) All L C loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service this loan (keep it active) before payoff? ("As soon as possible" type answers tell lenders absolutely nothing useful; instead an appropriate number of years is very helpful.) Thanks. Lender 505570 USMC-RETIRED	the llc plans to pay this off within 18 months as we are in the process of getting other funding and hope to make larger payments.

Member Payment Dependent Notes Series 576277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576277	$25,000	$25,000	20.53%	1.00%	September 20, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576277. Member loan 576277 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	TSA	Debt-to-income ratio:	18.08%
Length of employment:	8 years	Location:	San Diego, CA

Home town:
Current & past employers:	TSA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/06/10 > I am looking for a loan to pay off credit cards faster than I am currently on pace to do.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$138,632.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The Mortgage is approx $430K HELOC is approx 57K Market value, per zillow.com, 346K
My questions are: (1) What is current position (Job/What you do) for employer TSA? (2) Transunion Credit Report shows $138.632 Revolving Credit Balance. How much $ is Home Equity Line of Credit (HELOC)? a-n-d How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" tells lenders absolutely NOTHING useful; but an approximate number of years is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	HELOC is approx 57,000 Monthly credit card payments is approx $620. Realistically, I hope to have the loan paid off in 3-4 Y-E-A-RS.
What are the interest rates of the debts you are consolidating?	23.99% 20.99% 11.9%
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. Lender 505570 USMC-RETIRED Virginia Beach, VA	Thanks for the help.
Thank you for giving the interest rates of the debts you will consolidate. Please list the amounts associated with each rate. Thank you!	10.24% owe $900, Limit $1000 23.99% owe $7600, Limit $11,400 19.99% owe $13,900, Limit $21,200 Prior to July, the interests rates were 8.99, 11.99 and 11.99%. The banks chose to raise the interests simply because they could.

Member Payment Dependent Notes Series 576308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576308	$5,000	$5,000	10.75%	1.00%	September 16, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576308. Member loan 576308 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Aaron and Trecker	Debt-to-income ratio:	2.23%
Length of employment:	7 years	Location:	MCHENRY, IL

Home town:
Current & past employers:	Aaron and Trecker
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I plan on going a vaction with this money. My work is stable it a field with high demand. Heating and cooling ! Borrower added on 09/10/10 > I like to pay off any loan before the term on it.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$314.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 576386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576386	$3,200	$3,200	17.93%	1.00%	September 17, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576386. Member loan 576386 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	Melwood HTC	Debt-to-income ratio:	11.85%
Length of employment:	5 years	Location:	Suitland , MD

Home town:
Current & past employers:	Melwood HTC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please elaborate on the debt you are consolidating (eg. CC amt, interest rates, etc), thanks	Type your answer here. Hello, I don't have any CC debt. This loan will assist me in help others.
What is Melwood HTC and what do you do there?	Type your answer here. Hello, Melwood is non-profit agency that serves more then 2100 people with development disabilities in the greater washington area. my position is custodial
Since this is a debt consolidation loan, please list each of your debts (types/amounts/APRs) and identify which ones you will and will not consolidate with this loan. Thank you!	Type your answer here. Hello. However, I do not have any cc debt and car loan. Sorry ! The is to help my family out debt.
Are you staying with your current employer, or changing?	Type your answer here. Yes, I am staying with my current emplyer. I enjoy what I do for a living.

Member Payment Dependent Notes Series 576615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576615	$2,500	$2,500	16.45%	1.00%	September 16, 2010	September 19, 2013	September 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576615. Member loan 576615 was requested on September 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	the corcoran sunshine marketing group	Debt-to-income ratio:	8.95%
Length of employment:	< 1 year	Location:	BRONX, NY

Home town:
Current & past employers:	the corcoran sunshine marketing group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/05/10 > I needed extra funds to purchase a car. I'm planning to repay my loan faster than 3 years because starting November I will receive commisions

A credit bureau reported the following information about this borrower member on September 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,602.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 576659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576659	$11,500	$11,500	11.49%	1.00%	September 21, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576659. Member loan 576659 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	KENALL MANUFACTURING	Debt-to-income ratio:	14.18%
Length of employment:	2 years	Location:	Lindenhurst, IL

Home town:
Current & past employers:	KENALL MANUFACTURING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,175.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is KENALL MANUFACTURING and what do you do there?	Kenall Manufacturing is a lighting manufacturer. We design and build high abuse lighting for the architectural lighting, security detention, and the healthcare industry. We have been flat for the last two years, which is quite the compliment considering most of our competitors in the Lighting Industry have been off anywhere from 30-50%. I am Product Engineering Manager for Kenall. I have been in the lighting industry since 1993, and have been in management since 1996. I currently manage over 20 Engineers including four different departments; Testing and Compliance, Design and Development, Sustaining Engineering, and Engineering IT. Thanks for your interest! Let me know if you have any other questions.
Can you tell us about your planned project? What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to these 2 Q	Thanks for your question. I purchased my house last October knowing that the windows would need to be replaced (we lived in the house for a year renting). I purchased new windows for $16,000 and had nine months of free financing with payments and I still owe $12,500 on the windows. My debts are as follows: Truck Payment: $535 House Payment: $2360 Motorcycle Payment: $191 Utilities(gas, electric, water, trash): $350 Cable: $80 DSL: $40 Cell Phones (family plan): $100 House Payment in California (house rented for 1.5 years): $2090 (Get $2,000 in rent). I believe in paying my debts so a short sale has never been in option. Maybe someday, my wife and I will move back to California, or I'll sell it after retirement. Let me know if you have any questions. Thanks! Kevin

Member Payment Dependent Notes Series 576668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576668	$12,000	$12,000	10.75%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576668. Member loan 576668 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	hillstone	Debt-to-income ratio:	21.09%
Length of employment:	5 years	Location:	LAKE MARY, FL

Home town:
Current & past employers:	hillstone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > As I educate myself about money and finance I realize how much extra I am paying in interest as time goes by. My credit is in good standing, I have consistently paid my accounts on time, and have worked for the same company for almost 6 years. I have proven to be a responsible borrower over time and I am now inquiring about a personal loan in order to pay down debt with a lower interest rate.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,667.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 576741

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576741	$25,000	$25,000	13.23%	1.00%	September 20, 2010	September 20, 2015	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576741. Member loan 576741 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Allen ISD & Prestonwood Christian Academ	Debt-to-income ratio:	20.94%
Length of employment:	10+ years	Location:	Plano, TX

Home town:
Current & past employers:	Allen ISD & Prestonwood Christian Academ
Education:

This borrower member posted the following loan description, which has not been verified:

Loan is needed to consolidate debt into one low monthly payment. I expect loan to be paid off in 3-4 years. I have been teaching for 17 years and I am back into coaching after a two year break.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,383.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Rent $695, no car payment. Bills are $2,025 with loan amounts right now. 2 out of 3 interest rates are above LendingClub rate of loan requested. Yes, I am the sole wage earner.
Welcome back! Application completed employment-income verification and "Approved" for issue after funding completed. Lender 505570 USMC-RETIRED MONDAY 09.06.2010	Thank you, sir. It feels good to start the process with approved status from the start.
Great, you relisted with income verification in place on day 1 Can you refresh people's memories about what you do, is it just coaching, or is it teaching a non-sports subject -and-also- coaching?	I teach US history, have been in the same district for 17 years so very stable. I am an assistant basketball coach at a private school. I have been out of coaching for the last two years after being involved for 15 years. I missed the relationships you develop from coaching, that is why I decided to get back in. Thanks
Please list CC names, amounts & interest rate that this loan will pay off. Explain how similar future debt will be avoided that might affect ability to pay. Thanks in advance!	Three loans with one being a bank loan. ITwo of the loans have interest ratesthat are highter than LendingClub loan. Loans total about 30K but will use savings and LendingClub loan to pay off to get one low monthly payment. Debt will be avoided in future because income has increased due to raise, return to coaching, and insurance adjustments. Thanks for your interest.

Member Payment Dependent Notes Series 576782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576782	$7,000	$7,000	10.38%	1.00%	September 16, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576782. Member loan 576782 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,875 / month
Current employer:	Thomas Publishing	Debt-to-income ratio:	24.59%
Length of employment:	2 years	Location:	CARBONDALE, IL

Home town:
Current & past employers:	Thomas Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,314.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Thomas Publishing and where did you work prior to that?	I am the editor of a weekly community newspaper. It's a small operation; one of the few family-owned media outlets in our area. I've spent the past 10 years in community journalism for newspapers that are deeply rooted in the cities they cover.
What are the interest rates of the debts you are consolidating?	There are two debts with the exact same interest rate: 26.24 percent.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Explain the purpose of this loan. If this loan is to be used for debt consolidation, list the debt to be consolidated. 3. Identify the one credit inquiry shown as occurring within the last six months. Thank you in advance for your response.	1.) I have concrete monthly expenses of $1,031.99, plus between $20 and $80 for utilities, depending on the month. There's also between $200 and $400 for general living expenses. 2.) The loan is for debt consolidation primarily for two credit balances that total about $8,000, both with interested rates of 26.24 percent -- all attributable to spending with reckless abandon when I was a teenager first entering college. This loan would help me get out of the going-nowhere payment system where interest eats up most of my monthly credit card payment. 3.) The one credit inquiry was from earlier this summer through my.creditreport.com. This was for a background check for a police department to which I have applied as a patrolman.
I understand your desire to consolidate existing debt -- has anything occured to avoid accuring new debt?	Basically, I'm consolidating debt to make up for the stupidity of youth from a few years ago that is still haunting me today. I was a horrible fiscal manager when I first started college and racked up a lot of debt through ill-minded decisions. But now that I've graduate and have been a professional for some time, I'm not generating any new debt -- just trying to take care of past mistakes.

Member Payment Dependent Notes Series 576862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576862	$8,500	$8,500	11.12%	1.00%	September 16, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576862. Member loan 576862 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Pampa regional medical center	Debt-to-income ratio:	14.42%
Length of employment:	2 years	Location:	borger, TX

Home town:
Current & past employers:	Pampa regional medical center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I am wanting to purchase a truck and will carry full coverage insurance to cover any unforeseen loss. My bills always take top priority and have never been on any collection agencies list. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,646.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Pampas RMG? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	I am a Registered Nurse. I would like to buy a single cab Toyota Tacoma or Chevrolet Silverado. Thank you.
Would love to fund your loan, could you explain the delinquency from the past 24 months?	In Sept. of 2008 looks like I forgot to make a payment (oops). That account currently has a zero balance and is open. Thank you.
Could you please tell us what your position is in your medical center? and what kind of truck are you going to buy? thx	I am a Registered Nurse. I would like to buy a single cab Toyota Tacoma or Chevrolet Silverado. Thank you.

Member Payment Dependent Notes Series 576923

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
576923	$10,000	$10,000	7.51%	1.00%	September 16, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 576923. Member loan 576923 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	CREDO	Debt-to-income ratio:	3.55%
Length of employment:	10+ years	Location:	Oakland, CA

Home town:
Current & past employers:	CREDO
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,323.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CREDO?	I'm a requirements analyst/project manager within the online team.

Member Payment Dependent Notes Series 577027

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577027	$4,000	$4,000	7.14%	1.00%	September 15, 2010	September 20, 2013	September 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577027. Member loan 577027 was requested on September 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Pillar Group	Debt-to-income ratio:	13.88%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	Pillar Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,448.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577146	$2,700	$2,700	11.86%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577146. Member loan 577146 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Alleghent County	Debt-to-income ratio:	11.04%
Length of employment:	4 years	Location:	PITTSBURGH, PA

Home town:
Current & past employers:	Alleghent County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Snow Plow for my Truck. It will pay for itself in one season. Borrower added on 09/15/10 > Snow plow for my truck. I will pay for itself in 1 season.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	15
Revolving Credit Balance:	$419.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alleghent County?	Thanks for your question. I am a systems engineer for the computers service department.

Member Payment Dependent Notes Series 577179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577179	$3,600	$3,600	13.98%	1.00%	September 16, 2010	September 26, 2015	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577179. Member loan 577179 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	James Prendergast Library	Debt-to-income ratio:	5.94%
Length of employment:	8 years	Location:	Jamestown, NY

Home town:
Current & past employers:	James Prendergast Library
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > I plan on consolidating two bills I am close to paying off and would also like to pay off my college son's high interest dental bill. He has been struggling with the payments and I would like to help him out. I have always to the best of my ability taken care of all my bills and debts and I have given this a lot of thought and calculations and feel this loan would help me and my family out.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,495.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Answer earlier email Subject: 1 payment delinquency 6-month ago? (2) What is current position (Job/What you do) for employer James Pendergast Library? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1) 6 months ago my mortgage company had an incoding error on my mortgage payment and it took 30 days to correct that error. 2) I am a fulltime front desk circulation supervisor 3) I plan on paying off this new loan within a three year period but am asking for 5 years for the flexibility of making that choice

Member Payment Dependent Notes Series 577208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577208	$5,000	$5,000	7.88%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577208. Member loan 577208 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Aerotek	Debt-to-income ratio:	4.88%
Length of employment:	< 1 year	Location:	BAY SHORE, NY

Home town:
Current & past employers:	Aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,621.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 577297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577297	$5,000	$5,000	10.75%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577297. Member loan 577297 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Qualcomm, Inc.	Debt-to-income ratio:	9.44%
Length of employment:	< 1 year	Location:	Vista, CA

Home town:
Current & past employers:	Qualcomm, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > The wedding is paid for, however, just under $5000 of it is on my Sears card which has 25.24% APR. I want to use this loan to lower the APR so I don't have to give ridiculous interest payments to Sears. I have no big expenses in the foreseeable future. I do not plan to or want to use my Sears card for anything else.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,523.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577347	$14,000	$14,000	10.38%	1.00%	September 15, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577347. Member loan 577347 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Arnold S. Warwick & Co., Ltd	Debt-to-income ratio:	11.12%
Length of employment:	4 years	Location:	Astoria, NY

Home town:
Current & past employers:	Arnold S. Warwick & Co., Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,869.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage $1397 Rent $1290 PC richards 75 raymond and fllannigan $79 telephone 80 con ed 100 credit cards 250
What do you do at Arnold S. Warwick & Co., Ltd?	Real estate Property managing: Manage rentals/coops/condos
I'd like to help but have a couple questions first. What is this loan for specifcally? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	This loan is to assist me in getting back on the roll with my mortgage. i'm the sole wager and trying to keep my expenses low but living in nyc does not help. I'm hoping not to be in default of my mortgage but need major assistance.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Mortgage $1397 Rent $1290 PC richards 75 raymond and fllannigan $79 telephone 80 con ed 100 credit cards 250

Member Payment Dependent Notes Series 577356

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577356	$5,000	$5,000	7.88%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577356. Member loan 577356 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	19.30%
Length of employment:	3 years	Location:	Stockton, CA

Home town:
Current & past employers:	Verizon Wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Going to pay off all my bills

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,714.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577358

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577358	$7,200	$7,200	16.45%	1.00%	September 16, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577358. Member loan 577358 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Kaiser Permanente Medical Center	Debt-to-income ratio:	14.19%
Length of employment:	1 year	Location:	San Jose, CA

Home town:
Current & past employers:	Kaiser Permanente Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > Hi thank you for giving me the opportunity i plan to use the loan for debt consolidation and pay some credit cards. I work in Kaiser Permanente Medical Center Santa Clara, California and also i have my other job working in a Skilled Nursing facility. If you still have inquiries about me please email me. thank you Borrower added on 09/07/10 > Hi thank you for giving me this opportunity. I Plan to use the loan for debt consolidation and pay some credit cards. I work in Kaiser Permanente Medical Center Santa Clara, California. Also i have my other job working in a Skilled Nursing Facility. If you still have inquiries please email me. Thank you.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	14
Revolving Credit Balance:	$1,985.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what debts are you paying? amounts and interest rates. and what are you repairing? thanks	Hi currently i have two personal loans one is from cashcall and the other other one is from prosper cashcall current balance 2,569.56 APR 139.34% Prosper loan current balance 4,025.18 APR 35.00% i just want to consolidate primarily my 2 personal loans into one because of the high interest rate.
A couple quick questions: 1) Can you please address the delinquency that is listed on your account? 2) What do you do at KPMC and your other job?	Hi currently i don't have any delinquent account, im always on time for payment even before its due. In Kaiser Permanente Medical Center im a Certified Nursing Assistant In Skilled Nursing Facility im a Licensed Vocational Nurse
My questions: (1) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	hi i do not intend to keep the loan in 5 years term. but i planned to keep it less than 2 years to 1 year. i have a stable job and i can certainly say that i'm in a position to pay more than what is due. thank you.

Member Payment Dependent Notes Series 577364

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577364	$9,600	$9,600	16.32%	1.00%	September 20, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577364. Member loan 577364 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,367 / month
Current employer:	U.S. Navy	Debt-to-income ratio:	20.13%
Length of employment:	10+ years	Location:	Gretna, LA

Home town:
Current & past employers:	U.S. Navy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/07/10 > I'm a commissioned officer in the US Navy. I have been in the military over 23 years. The loan will be used to pay attorney fees incurred because of a recent child custody suit.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	18
Revolving Credit Balance:	$11,751.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 2 payment delinquencies 18 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA TUESDAY 09.07.2010	It was incurred after my ex-wife sued me for an increase in child support. I had just transferred to Japan and my VISA card went 30 days late.
My questions are: (1) What is current Rank a-n-d Pay Grade in U S Navy? (2) Answer my earlier emmail Subject: 2 payment delinquencies 18-months ago? (3) Transunion Credit Report shows $11,751 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Semper Fidelis, MSgt E8 Finance Chief, Lender 505570 USMC-RETIRED TUESDAY 09.07.2010	1) I am an O3E. 2) previously answered. 3) I was paying 3,500/month child support and had custody of my two kids and incurred additional credit balances on my credit cards. Just recently I had my child support stopped. I pay $205/month in credit cards, $555/car, and $325 in student loans. This loan is my highest priority. It is my goal to pay this loan off in less than 3 years.
LT, Thanks for detaIled reply. Marines always help fellow military. I'm investing to help fund your loan. USMC-RETIRED TUESDAY 09.07.2010	Thank you for your support. I won't let you down.
How much longer will you work with the Navy? Can you verify your income with LC?	I have a minimum of five years left in the Navy. Yes I can verify my income with LC.
Hi Couple of questions: 1. ) Please list all your households' debts, APRs', outstanding balances, monthly payments, durations and please highlight the debt that would be adjusted by this loan. 2.) Please list your take home pay, savings, your households' expenses including if any tax liens, alimony & child-care expenses? 3.) What do you plan to do after your five years are over at Navy ? ps: Thank you Sir for standing at the wall for all of us.	$205/month in credit cards, $555/car, and $325 in student loans. The balances on credit cards are $742 at 12% and $8795 at 16%. Car balance is $9000 at 5% with 17 payments left. None of these loans will be adjusted with this loan. My lawyer's fees are over $10,000 at 19% and this loan will pay that debt. My rent and utilities are $2000/month, I have no tax liens, alimony or child-care expenses. Take home pay is 6,500/month net. Plans after the Navy are undecided...maybe teaching.
Hello. Brand new here. Female Navy Veteran. Only daughter served beginning in 2001 pre-9/11 in the Air Force...she married an Air Force "Lifer." We are here to help you. You have my 100% investment of $250. Please make me proud. I know you can do it! I do this from my heart to help you; not for the interest rate I may get. I want to see you succeed and I know you will because your peers are backing you. God Speed!	Thank you very much for your support! Your daughter is in good hands!
LT - retired Army Officer also going to help a fellow warrior. Can't my let the USMC storm the beach alone.	Thank you for your support. One team one fight!

Member Payment Dependent Notes Series 577437

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577437	$3,200	$3,200	7.88%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577437. Member loan 577437 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$800 / month
Current employer:	Virginia Commonwealth University	Debt-to-income ratio:	20.13%
Length of employment:	2 years	Location:	Burke, VA

Home town:
Current & past employers:	Virginia Commonwealth University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$697.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I dont have any living expenses. i.e. I am not a homeowner and I dont pay rent.
What is your job at Virginia Commonwealth University?	Personal Fitness Trainer

Member Payment Dependent Notes Series 577510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577510	$10,000	$10,000	15.58%	1.00%	September 20, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577510. Member loan 577510 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	20.10%
Length of employment:	< 1 year	Location:	Patterson, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I am legal Document Assitant and a freelance Paralegal. I worked for the Bankruptcy Trustee in the Eastern District of California for right at 7 years. I have a great deal of experience in Bankruptcy field as well as Family Law. Borrower added on 09/11/10 > I wanted to let all the investors know that I sent in my employer information as well as a signed 4506-T to the lending club. I am just waiting for the IRS to get back with the verified information in order for the lending club to move forward and approve me. However, the IRS stuff will not be an issue and my income will check out. I am not the sole provider either. My husband has been at this job for 15 years and makes right at $100,000.00 per year. Borrower added on 09/15/10 > I just spoke to Customer Support at Lending Club. I wanted to let the investors know the reason they have not approved me yet, is because the IRS had a server go down and my 4506-T was one of those that were sent on that server. He said they should have it back by today, or no later than tomorrow. Thanks. Borrower added on 09/16/10 > I wanted to let all the investors know exactly what I do. First of all, I am a Legal Document Assistant(Registered in Stanislaus County). Meaning I fill out legal documents for the public (excluding giving legal advice). I an not an Attorney. My business is doing very well, it is growing everyday. I also, do freelance paralegal work (I am a certified paralegal) for two seperate attorney's in my area (preparing Bankruptcy petitions). In my area, bankruptcys have increased by 200%. Yes, I do consider myself to be very experienced in the bankruptcy field (I worked for the bankruptcy 13 Trustee for 7 years). My income is steadily increasing each month. My income is stable and I will have NO problem paying this loan back. As I said before, my husband has been at his job for 15 years, and makes right at $100,000.00 per year. As you can see, I have not had anything negative marks on my credit report in a long time. I remain positive, and want to thank all the investors that have supported me.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,246.00	Public Records On File:	1
Revolving Line Utilization:	56.00%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
can you tell us more about your intended home purchase? what is your rent, what will your mortgage cost instead? what interest rate is your credit card debt?	Type your answer here: I plan on purchasing a home in Turlock, CA. I need $20,000 for a down payment and I only have half. My part of the rent is $700.00 per month. My mortgage payment will be $954.00 per month. My interest rate will be 5.6%. My average interest rate on my credit cards is about 14%. Thanks.

Member Payment Dependent Notes Series 577535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577535	$4,000	$4,000	17.56%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577535. Member loan 577535 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	u.s. amry	Debt-to-income ratio:	0.29%
Length of employment:	6 years	Location:	louisville, KY

Home town:
Current & past employers:	u.s. amry
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	6
Revolving Credit Balance:	$130.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) Answer earlier emaIL SUBJECT: U S Army Rank-Pay Grade-ETS-Future intentions? (2) Answer earlier email SUBJECT: 1 payment delinquency 6-months ago? (3) Why is the Army NOT paying for this move? (Either non-PCS, ineligible enlisted pay grade or what other reason?) (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. MSgt E8 Finance Chief, Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	Answer 1) I am a E-5/SGT my ETS is 26OCT13 and I. Plan on staying in at least 20 years Answer 2) The delinquency. From 6 months ago is from credit fraud that happen to me while I was deployed Answer 3) It is a non-PCS move Answer 4) As soon as possible or at the max 1 year

Member Payment Dependent Notes Series 577565

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577565	$9,500	$9,500	15.95%	1.00%	September 15, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577565. Member loan 577565 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	ViTrax	Debt-to-income ratio:	24.88%
Length of employment:	10+ years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	ViTrax
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	81
Revolving Credit Balance:	$14,621.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is Vitrax? and What is your current position (Job/What you do) for employer? (2) Transunion Credit Report shows $14,621 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	ViTrax specializes in small molecule radio-pharmaceutical synthesis. My title is Lab Manager but I wear many hats. I run the Tritium service along with ensuring Health Dept/FDA compliance, SOP writing and revisions and general lab management. Credit card debt is now running at ~$900 a month. This will lower my payment and pay it off much faster. I plan to pay this off in 3 years. I choose the 5 year payoff to give me some flexibility if needed. My goal is to be debt free in 3 years. Cheers.
How did you accrue this debt? What steps have you put in place to avoid accruing similar debt in the future? Thanks in advance for your answers	In all honesty this debt was accrued by mean being irresponsible. I have no excuses. As far as steps for avoiding this situation in the future go. I've already put myself on a budget in order to pay this off as soon as possible and credit cards will be used sparingly.
how is business at vitrax?	Business is good. Keeping busy!
what are your monthly expenses? (mortgage, bills, etc) does your spouse earn an income?	My girlfriend and I live to together and her earnings are equivalent to mine. We split our rent ($600 each monthly) and my other bills come to about $600 a month.

Member Payment Dependent Notes Series 577566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577566	$12,000	$12,000	11.86%	1.00%	September 15, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577566. Member loan 577566 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,520 / month
Current employer:	State of Alabama	Debt-to-income ratio:	11.45%
Length of employment:	2 years	Location:	JASPER, AL

Home town:
Current & past employers:	State of Alabama
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I plan on using this loan to pay off all my debt and have one simple payment. My goal is to become debt free once this is completed. I have a stable government job and own my home, with no other payments or debts beside normal living expenses.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,589.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer State of Alabama? (2) Transunion Credit Report shows $12,589 Revolving Credit Balance. How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED WEDNESDAY 09.08.2010	State Police; this money will pay off that revolving credit balance,I plan on becoming debt free and this is the fastest way to do it (interest wise) I will have ZERO debt once this loan is paid. I plan on paying off after about 2 years
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have around $12,000; they will all be paid off with this loan so I can get DEBT FREE.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) I own the home and it is paid for, no mortgages, liens, or anything else, the deed is in my name 3) no 4) $176,300 5) 2 years

Member Payment Dependent Notes Series 577647

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577647	$20,000	$20,000	11.12%	1.00%	September 17, 2010	September 21, 2013	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577647. Member loan 577647 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,476 / month
Current employer:	SCDOT	Debt-to-income ratio:	6.10%
Length of employment:	5 years	Location:	COLUMBIA, SC

Home town:
Current & past employers:	SCDOT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$336.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You have not entered a loan description (purpose). You can go back in and fill this section out, contact Lending club to find out how. The more information you disclose about the loan's purpose, the more confident lenders will be in funding your loan. Please include answers to the following questions: 1. What is the purpose of the loan? 2. If it is to start a company, what line of business will be in? 3. If it is a consolidation loan, please list your debts, their balances, and APR % rates. 4. What is your position at the SCDOT? 5. Do you have an emergency fund? 6. Do you have a savings account? 7. Do you have any home equity loans on your house? Thank you for answering!	1. Business 2. Hedge Fund 3. N/A. 4. Geotechnical Engineer 5. Yes 6. Yes 7. Yes
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. No 2. No 3. No 4. 145,000 5. 6 years
What do you do at SCDOT?	Geotechnical Engineer

Member Payment Dependent Notes Series 577652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577652	$4,800	$4,800	11.86%	1.00%	September 15, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577652. Member loan 577652 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Spa 23	Debt-to-income ratio:	12.30%
Length of employment:	< 1 year	Location:	BLOOMINGDALE, NJ

Home town:
Current & past employers:	Spa 23
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > The loan will be used to purchase a used motorcycle. I am a Membership Sales Coordinator at a prestigious gym called Spa 23. I am a great borrower because I am very good at budgeting money and will always pay my bill before the due date.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,281.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make/model/year of bike? Thanks.	2006 Kawasaki Ninja ZX6R 636
You have 15k debt and that is from?	School loans

Member Payment Dependent Notes Series 577669

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577669	$19,200	$19,200	7.88%	1.00%	September 15, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577669. Member loan 577669 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Old Structures Engineering, P.C.	Debt-to-income ratio:	19.06%
Length of employment:	3 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Old Structures Engineering, P.C.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > The main purpose of this loan is refinance my existing revolving major credit accounts. As of July 2010 I have a Equifax credit score of 766. I pay all my bills on time with no prior delinquencies. I've been employed by my engineering firm for over three years. Business is doing very well and I am in great professional standing.

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,412.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577679

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577679	$4,000	$4,000	15.95%	1.00%	September 15, 2010	September 21, 2015	September 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577679. Member loan 577679 was requested on September 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	GIANT FOOD	Debt-to-income ratio:	13.23%
Length of employment:	10+ years	Location:	DAMASCUS, MD

Home town:
Current & past employers:	GIANT FOOD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > I PLAN ON USING THIS LOAN TOWARDS MY HONEYMOON AND MY MONTHLY BUDGET IS STABLE AND I BELIEVE I AM A GOOD BORROWER SINCE I CAN PAY THE MONTHLY PAYMENTS WITHOUT ANY PROBLEMS I HAVE A PART TIME JOB BUT ITS VERY STABLE Borrower added on 09/12/10 > IN THE PAST 5 YEARS I HAVE SEEN MY INCOME AND MY JOB INCREASE ABOUT 50% MORE THEN IN MY FIRST 5 YEARS WORKING FOR MY COMPANY SO I KNOW THAT I WILL HAVE NO TROUBLES PAYING THE MONTHLY PAYMENTS ON THIS LOAN AND I WILL BE ABLE TO FULLY PAY IT OFF IN THE 60 MONTHS LOAN TERM OR MAYBE EVEN LESS BETWEEN 55 AND 60 MONTHS I WILL HAVE THIS LOAN PAID OFF Borrower added on 09/13/10 > with my spouse my income will still be stable as well as my job

A credit bureau reported the following information about this borrower member on September 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,638.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With your new spouse what is your combined net take home pay per month? It appears you are not answering lender questions. For your loan to be funded you really do need to communicate with lenders.	3000

Member Payment Dependent Notes Series 577772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577772	$20,000	$20,000	10.38%	1.00%	September 21, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577772. Member loan 577772 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Nomura Securities	Debt-to-income ratio:	1.03%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Nomura Securities
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,345.00	Public Records On File:	0
Revolving Line Utilization:	11.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Nomura Securities?	I work in front office technologies maintaining and supporting client and internal trading systems for currencies.
What will this loan be used for?	will be used for part of the down payment for a vacation home between myself and a few friends. Originally we were going to do it next year but given that we found a great deal I needed to get the money quicker than expected..

Member Payment Dependent Notes Series 577805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577805	$14,000	$14,000	15.58%	1.00%	September 20, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577805. Member loan 577805 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	NYK Logistics	Debt-to-income ratio:	12.78%
Length of employment:	4 years	Location:	St Johns , FL

Home town:
Current & past employers:	NYK Logistics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,915.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 2 creditor payment delinquencies 07 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	At the time I was unaware that my minimum pament to two credit card accounts was not even enough to cover the monthly finance charges and sent my card over its limit. I had the accounts set up on automatic bill pay through by bank and elected not to recieve statments. I asumed during this time since all my payments were on time the account was in current status.
My questions are: (1) Answer earlier email SUBJECT: 2 payment delinquencies 7-months ago? (2) What is current position (Job/What you do) for employer NYK LOgistics? (3) Transunion Credit Report shows $2,915 Revolving Credit Balance. Loan is $11,000 more than Transunion Credit Report indicated debts. What SPECIFIC debts are now being consolidated/refinanced that are not included in credit report total debt? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	At the time I was unaware that my minimum pament to two credit card accounts was not even enough to cover the monthly finance charges and sent my card over its limit. I had the accounts set up on automatic bill pay through by bank and elected not to recieve statments. I asumed during this time since all my payments were on time the account was in current status. My current position is Operations Manager. Not sure why transunion is not accurate. Currently have 13187.00 in unsecured dept. Current total monthly payments is $647.00 this will reduce intrest rates and monthly payments, all monies are being used to consolidate dept. I intend to pay off loan as soon as possible but belive it may take the full 36 months.
What changes have you made in your finances to avoid this situation in the future ? Thanks for your answer.	What exact situation? I am currently to date on all my bills and can afford to be where I am at. I am just looking to help consoidate into one monthly payment and reduce intrest rates. I do not plan to extend any future credit if that may be the question.
Sorry, that question was meant for another borrower, my bad. Sent some funding your way.	Thank You.
Can you list the credit cards or debt you are paying off with this loan? balances AND interest rates? thanks much!	Chase - $1573.00 19% Capitol One $487.00 17.5% Bethpage FCU $1773.00 12.5% GE Money $410.00 17% HBC $761.00 17.8% Best Buy $823.00 15.7 % Citi $7929.00 19.2%

Member Payment Dependent Notes Series 577815

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577815	$20,000	$20,000	19.04%	1.00%	September 21, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577815. Member loan 577815 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	placon	Debt-to-income ratio:	23.02%
Length of employment:	3 years	Location:	mt.horeb, WI

Home town:
Current & past employers:	placon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,461.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Placon? (2) Transunion Credit Report shows $28,461 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. Maint. tech. i repair all the machines on a 12 hour shift- plant runs 24-7days a week doing elecrical,hydraulic or whatever it takes to keep machines running. paying 750 a month on loans. plan to pay off as fast as posible
Received replies. Lets redo Question Three again: (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) I need an IN YEARS answer: less than 1 yr? Or 1 to 2 yrs? Or 2 to 3 yrs? Thanks. Lender 505570 USMC-RETIRED	Type your answer here. would like to pay off in 2to 3 years
Since this is a debt consolidation loan, please describe each debt (balance, amount, and APR) you will and will not consolidate with this loan. Thank you!	Type your answer here.have some 3 loans that have 25-28% interest amount of alittle more than 19,0000
Good Morning! I am interested in funding your loan. Please contact lending club at support@lendingclub.com or FAX: (650) 482-5228 to submit your income verification documentation. Thanks!	Type your answer here. Sorry for delay, waiting for mailman to delivery most recent pay stub faxed everything else. Wiil fax new pay stub when it gets delivered
Please repay your LC loan faithfully and on time. Doing so will get you better rates in the future and it will get my kids one step closer to college. Thank you.	Type your answer here. I plan on paying on time and try to pay some extra if possible
Why so many credit inquiries (8) in the last six months? Why so much credit-card debt?	Type your answer here. plant closing 4 years ago and no job for a year. looking for better interest rates

Member Payment Dependent Notes Series 577862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577862	$10,000	$10,000	10.75%	1.00%	September 17, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577862. Member loan 577862 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	University of South Carolina	Debt-to-income ratio:	6.98%
Length of employment:	10+ years	Location:	Columbia, SC

Home town:
Current & past employers:	University of South Carolina
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > This loan is to cover unexpected legal fees stemming from my divorce and custody battle. I am fully employed, have no danger of being unemployed, and have never missed a monthly payment on anything in my life. I am fully capable of repaying this loan.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,645.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer University of SC? (2) Transunion Credit Report shows $28,645 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; but an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm a tenured professor of English literature at USC. Unfortunately, none of the revolving credit balance is HELOC, but fortunately, my current monthly payments are only about $450/month. In order to keep my monthly payments down, I did select 5 years, but I plan on paying the loan off in 3. Thanks for your questions, and I hope this helps.
This is quite a lot of debt you're getting yourself into ($28k $10k). How are you planning to pay this loan and your credit card debt and get out of debt?	Thanks for your question. First, as soon as the divorce is final, I will sell my house and move into a family home that's already paid for - so my house payments will be effectively zero. Second, as part of the divorce settlement, my ex will have to pay much of my legal fees. This issue of my legal fees is already in the works; I just have to pay my attorney to get through these next few months to get to that point. Hope this helps.

Member Payment Dependent Notes Series 577870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577870	$3,000	$3,000	13.98%	1.00%	September 15, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577870. Member loan 577870 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,400 / month
Current employer:	BLOOMBERG LP	Debt-to-income ratio:	1.33%
Length of employment:	3 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	BLOOMBERG LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > Hello all, I am a trustworthy borrower in a small cash crunch now which I hope to resolve next month. I have a vacation planned along with some minor expenses, so thought I should explore this avenue. My job is very stable and I maintain commitments honestly. You will not have any problems lending the sum to me. Regards.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,068.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at BLOOMBERG LP?	I lead a team there covering the equity markets

Member Payment Dependent Notes Series 577956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577956	$4,800	$4,800	7.14%	1.00%	September 15, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577956. Member loan 577956 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,265 / month
Current employer:	n/a	Debt-to-income ratio:	9.54%
Length of employment:	n/a	Location:	beacon, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I anticipate no problem with my bank and I thank you for the loan

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$489.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	pension and social security.

Member Payment Dependent Notes Series 577967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577967	$17,450	$17,450	17.19%	1.00%	September 15, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577967. Member loan 577967 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	City of Pasadena	Debt-to-income ratio:	18.26%
Length of employment:	10+ years	Location:	RANCHO CUCAMONGA, CA

Home town:
Current & past employers:	City of Pasadena
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I am requesting a loan to consolidate all of my outstanding credit cards into one convenient payment. This will allow me to pay-off my bills entirely in a shorter period of time - 5 years. Please be assured that I am timely and responsible, as maintaining great credit is very important to me. I have worked for the same organization (city government) for 21 years. I will not disappoint you. Your consideration in extending a loan to me would be truely appreciated.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	60
Revolving Credit Balance:	$14,864.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Pasadena?	What do I do for the City of Pasadena? I am responsible for maintaining the department's budget, processing invoices for payment, payroll for four divisions, securing vendors for various needed services & supplies, and other financial related tasks.
My questions are: (1) What is current position (Job/What you do) for employer City of Pasadena? (2) Transunion Credit Report shows $14,864 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell the lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	What do I do for the City of Pasadena? My primary job duites are to maintain the department's budget, process invoices for payment, payroll for four divisions, secuevendors for various needed services & supplies, and other financial related tasks. How much money am I currently paying monthly for credit cards? I am paying approximately $530 a month. I plan to turn my revolving credit balances into an installment type loan with an "end date"; which I believe would increase my credit score even more. How long do I plan to keep the loan active? My payments will be timely each month for 5 years.Since my goal is to pay my loan off and become debt free, there is a strong possibility that it can be sooner. Thanks for the questions!
Please verify your income with lendingclub. If you get it done quickly this loan has an EXCELLENT chance of funding to 100%	Will do - thanks!
What was your delinquency 60 months ago?	Good question! That was a joint account I had with someone that was opened years ago. That individual was responsible in making the payments and caused the late payment/delinquency to be reflected on my credit - not good! After that happened I decided to take over making payments to ensure it didn't happen again. Fyi, that account is paid in full. By the way, that late payment will be removed from my credit profile in July 2011 (in 10 months), which would reallymake it more than 60 months old. :)

Member Payment Dependent Notes Series 577979

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577979	$8,400	$8,400	14.35%	1.00%	September 16, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577979. Member loan 577979 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	McTeam Investments	Debt-to-income ratio:	13.60%
Length of employment:	3 years	Location:	Moorpark, CA

Home town:
Current & past employers:	McTeam Investments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 578029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578029	$2,400	$2,400	13.23%	1.00%	September 16, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578029. Member loan 578029 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	Evergreen Gardens	Debt-to-income ratio:	13.96%
Length of employment:	3 years	Location:	Mallory, WV

Home town:
Current & past employers:	Evergreen Gardens
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Evergreen Gardens?	Type your answer here.I am a florist, deliver flowers and do the billing

Member Payment Dependent Notes Series 578076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578076	$10,000	$10,000	13.61%	1.00%	September 17, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578076. Member loan 578076 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Honeywell	Debt-to-income ratio:	10.58%
Length of employment:	< 1 year	Location:	MUSKEGON, MI

Home town:
Current & past employers:	Honeywell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I was unemployed and incurred some credit card debt. Now that I have found a great job I want to consolidate my revolving debt into one loan.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,589.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates of the debts you are consolidating with this loan?	They are revolving credit card debts between 18 - 24%

Member Payment Dependent Notes Series 578195

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578195	$1,200	$1,200	10.38%	1.00%	September 16, 2010	September 22, 2013	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578195. Member loan 578195 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	jw molding	Debt-to-income ratio:	9.43%
Length of employment:	4 years	Location:	oxnard, CA

Home town:
Current & past employers:	jw molding
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$2,776.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 578300

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578300	$3,600	$3,600	7.88%	1.00%	September 15, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578300. Member loan 578300 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	M Squared Consulting	Debt-to-income ratio:	5.03%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	M Squared Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > Engagement Ring

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	19
Revolving Credit Balance:	$4,002.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at M Squared Consulting? Are you spending the whole loan on a ring? Have you looked in pawn shops, you could probably get a great deal.	I am a sales operations professional at M Squared. I'm using the loan for the ring, but I am putting 40% down from my savings, but this is the ring my significant other is crazy about. Thanks, Jeff

Member Payment Dependent Notes Series 578304

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578304	$19,800	$19,800	11.49%	1.00%	September 21, 2010	September 22, 2015	September 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578304. Member loan 578304 was requested on September 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	Sagacious Contultants	Debt-to-income ratio:	5.22%
Length of employment:	< 1 year	Location:	Madison, WI

Home town:
Current & past employers:	Sagacious Contultants
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/08/10 > I will be using this loan to consolidate my sister's credit card debt. I am a healthcare IT consultant making an annual salary of $130,000. My only debts are my car payment of $343/month and a student loan for $75/month. I trust that my sister will make all payments on time and in full, but I am fully capable of making them on her behalf if she does not. I will not allow her spending habits to tarnish my great credit.

A credit bureau reported the following information about this borrower member on September 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$779.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	1. The debt is my sister's credit card debt. It was accumulated due to spending more than she earned for the past few years. I am taking out this loan so that I can consolidate her debt at a lower interest rate, and allow her to follow a budget that will both eliminate her debt and teach her how to live within her means. 2. My monthly expenses include rent of $765, a car payment of $343, a student loan of $75, cell phone for $85, car/renters insurance of $101, and health insurance of $130. I do not have any credit card debt. The credit card debts that I am consolidating for my sister average 22%. 3. My savings account balances/emergency funds are $15,000. 4. My 401K type investments total $35,403. 5. I am single and the sole wage earner. 6. My work history, I've been in healthcare IT and healthcare IT consulting since I graduated college in 2006.

Member Payment Dependent Notes Series 578510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578510	$20,000	$20,000	11.12%	1.00%	September 20, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578510. Member loan 578510 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	The Roosevelt Hotel	Debt-to-income ratio:	13.90%
Length of employment:	2 years	Location:	weehawken, NJ

Home town:
Current & past employers:	The Roosevelt Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > i am seeking this loan because i want to consolidate my credit card bills with higher interest rate into one monthly payment with a lower interest rate.

A credit bureau reported the following information about this borrower member on September 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	56
Revolving Credit Balance:	$28,300.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at The Roosevelt Hotel?	I have sent my information to LendingClub and they are in the process of verifying my information.
We dont have the information you may have provided lending club, so in order to better assist you in getting you fully funded: 1. What is your job at The Roosevelt Hotel? 2. What are the interest rates and amounts of the debts you are consolidating with this loan? 3. How long do you anticipate keeping this loan active, do you anticipate paying this off quicker then the term?	1-I am a sales manager 2- The interest rates that i currently have are between 15% to 17% and the total amount of the debt is 20,000. 3 & 4- I am planning on paying off the loan quicker than the terms presented my plan is whithin one year instead of 3.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	My expenses are- rent which is $600 , no car payment, utilities including cable/internet/electricity $100 , cell phone: $120 , gym $55 , car insurance $ 120 and food is $160 $200 other credit card bill besides the one i'm trying to pay off. and i am the sole earner .
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? Can you list your work history? These answers will definitely help lenders lend.	1- The big part of the debt was accumulated because i paid off my car loan with a credit card at a lower rate initially then the e interest rate jumped higher than expected , the other part of the debt is medical expenses that weren't covered by my insurance company . I do have an emergency fund of $30,000 and don't have any investments . I am the sole earner and i do get quarterly bonuses that i haven't listed of $3000 . In terms of work history i worked in my current sales position for the past 2 years and prior to that i worked in the same role at another hotel for 3 and half years.

Member Payment Dependent Notes Series 578547

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578547	$6,000	$6,000	7.14%	1.00%	September 16, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578547. Member loan 578547 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	23.58%
Length of employment:	10+ years	Location:	astoria, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > was having dental work done and complete it because i need dental surgery and the gums must heal for 6 months

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,918.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I work for myself as a consultatnt at 2 different companies and I also work for one company on the books.

Member Payment Dependent Notes Series 578582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578582	$3,000	$3,000	13.23%	1.00%	September 17, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578582. Member loan 578582 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Wolverine Human Services	Debt-to-income ratio:	15.60%
Length of employment:	4 years	Location:	Saginaw, MI

Home town:
Current & past employers:	Wolverine Human Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > Business Loan-with on time payments-budgeting 300 dollars a month

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,171.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Type your answer here.no

Member Payment Dependent Notes Series 578629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578629	$9,000	$9,000	18.30%	1.00%	September 20, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578629. Member loan 578629 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	State of Illinois	Debt-to-income ratio:	21.22%
Length of employment:	8 years	Location:	SHERMAN, IL

Home town:
Current & past employers:	State of Illinois
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,119.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job for the State of Illinois?	I am an attorney working for one of the seven justices on the appellate court. Each judge has two attorneys on staff who prepare the proposed disposition of each case by researching the law and then writing the order or opinion.
- please describe the debts, including APR, amount owed, and monthly payment amount for each. - are you the sole wage earner? If not, please describe the amounts other earners bring in. - The debt shown on the credit report is 16k but you're asking for 9k. Why is this? - What is your monthly budget? Please detail your expenses. - How much do you save each month? Do you plan to increase this? - Do you have a plan to reduce dependency on debt? Please be specific.	I'm assuming you are asking about revolving credit, not house, car, or student loan. Revolving credit is as follows: 1. Bank of America 2.99% received in April 2010 as balance transfer card for higher interest kitchen appliance debt at $7,500, current balance: $4,900, pay $500/mo to be paid by off in 9 mos. 2. PNC $3,000 line of credit 7.00% received in June 2010 to purchase fishing boat for husband; payment of $75/mo 3. Sears 5.99% owe $1,500, payment of $100/mo 4.Chase Visa 20.24% owe $1,100, pay as much as I can in front of other lower interest loans per mo. due to higher rate, this was used for Disney vacation in last few mos. 5. Wells Fargo - Ashley Furniture, 0% until Nov. 2010, balance of $940 to be paid by end of promotional period 6. Best Buy - 0% until Aug. 2011, balance of $940, payments are minimum due to interest rate and time frame but will be paid at end of promotional period 7. Victoria's Secret - 24.99%, balance of $260 Sole Wage Earner? No, my husband owns his own business and pays for all household and misc. expenses, i.e. food, gas, power, water, garbage, etc. Request of $9K to be used for landscaping and updating and finishing basement I would prefer not to detail monthly budget and savings plan in this venue. I bring enough in with salary and child support to meet my share of obligations for the family. I have two savings accounts, one with State of Illinois and one at a bank. I prefer not to tap in to those but choose instead to use revolving credit and cash flow.
what are your current monthly fixed expenses?	Mortgage (P&I) $1200 Escrowed prop. taxes, ins. $465 Total monthly pymnt: $1665 Auto pymnt $360 Auto ins. $67 Power $150-200 Cell Phone $120 Land line $26 Garbage $15 Cable $107 Water $35
All Lending Club loans feature NO $ penaltry for early payoff. You initially selected 60-months payment terms. In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED.	I would expect to have this loan paid in three years
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	I haven't been asked to do so. What would I need to "send in"?
FYI if you send unsolicited income verification docs, they will be ignored by Lending Club. Only certain loans are selected for income verification.	Ok, thanks. I will gladly provide income verification if requested, which, at this point, has not occurred.
I've thrown in my two bits for your loan. Please pay back faithfully and on time. My small part of your loan is precious to me as it is my attempts and putting together a starter fund for my kids for college. Good luck with your remodel!	Thank you for you "two bits." This seems like a great way to invest. Just recently learned of this and I plan to switch sides to lender here in the future, which I could only do by faithfully and timely paying back my loan.

Member Payment Dependent Notes Series 578633

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578633	$11,000	$11,000	11.12%	1.00%	September 21, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578633. Member loan 578633 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	The Medicus Firm	Debt-to-income ratio:	14.45%
Length of employment:	3 years	Location:	DALLAS, TX

Home town:
Current & past employers:	The Medicus Firm
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,310.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is The Medicus Firm and what do you do there?	The Medicus Firm is a physician recruiting firm. We are retained by hospitals to recruit a wide range of physician specialties. I have been in this industry for over 9 years. Thanks.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Our total bills are typically right around $6,000/month. That includes child care 3 days/week, which my wife pays for through her part time job (she nets about $3,000/month and childcare is $2,000). We only have 2 debts, one credit card and a Niemans card with a minimal balance. I am happy to answer any other questions you may have. Thanks.
What are the amounts of the debt you plan to consolodate and the associated interest rate?	Actually, we only have one bank issued credit card, with an interest rate of 21%. We have a balance of $9,989. Please let me know if you have further questions.

Member Payment Dependent Notes Series 578689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578689	$16,800	$16,800	15.95%	1.00%	September 21, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578689. Member loan 578689 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Orrick LLP	Debt-to-income ratio:	21.17%
Length of employment:	5 years	Location:	Oakland, CA

Home town:
Current & past employers:	Orrick LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > I am basically looking to refinance some student loan debt with a lower rate. Please feel free to ask questions, thanks.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,318.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Orrick LLP?	I am an attorney.
What is your position at Orrick?	I am an attorney.
Attorney, My questions are: (1) Transunion Credit Report shows $12,1318 Revolving Credit Balance debts. How much $ are you now paying per month for all the credit card/other debts? (2) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In YEARS, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	As to your first question, I pay approximately $400 per month. As to your second question, which is a good one, I intend to repay this loan and my revolving credit card debt sometime in March 2011, as I have a significant amount of deferred compensation that will be released to me at around that time.
What is the current rate on your student loan debt? How much do you owe? When were you admitted to the bar?	The current rage, on avg, is about 5 percent. As people know, becoming a lawyer isn't cheap, so I owe about $150,000 (however, I am very good at what I do and work at a large, profitable law firm and, given the trajectory of my career, it doesn't bother me). Finally, I was admitted to the CA Bar in May 2008 (passed the bar on my first try).
Are you saying that 15.95% is a lower rate than you are currently paying on your student loans?	Not exactly. And perhaps I should have specified this, but when I mention student loans, I was referring particularly to loans that were ammassed in preparinng for the bar exam, which are at a floating rate. I paid for all costs relating to the bar exam (including relocation fees, test preparation fees, etc.) and I am looking to refinance the debt associated with that process. I am sorry if I was unclear in my use of the term "student loan," as I generally lump all education/professional related expenses together. Also, please keep in mind that I am really looking to take advantage of Lending Club's offer for a short period of time, as I have a significant portion of deferred compensation owed to me in Spring 2011 that I will use to pay off this loan. While it's not really in my best interest to point that out, in the interest of full disclosure, I felt that I should reiterate that point.
You claim to have worked at your present job for 5 years, but have been a lawyer for only two. What did you do there prior to your bar admission?	Good question. I began working at the firm as an paid legal intern in 2005 (between the summers of law school) - however, the key point is that I have had a working relationship with my firm for over five years now, which is relevant as to my job security at the firm. I began working at Orrick full time as an attorney in March 2008.
Where did you attend law school?	Northwestern.

Member Payment Dependent Notes Series 578777

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578777	$15,000	$15,000	13.61%	1.00%	September 17, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578777. Member loan 578777 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Bjs Wholesale	Debt-to-income ratio:	24.00%
Length of employment:	1 year	Location:	lowell, MA

Home town:
Current & past employers:	Bjs Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I Hope I can Have my dreams come true. Borrower added on 09/14/10 > Thanks Again to Everyone to helping me allready

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,836.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What does your fiance do and how much does he/she earn each month? When is the wedding and what is the overall budget? You have over $10,000 in credit card debt. What are the interest rates and minimum payments for each card? Please indicate if you are paying more than the minimum. Thanks and congratulations.	My fiance is a manager of a large retail store and earns 5250.00 per month. The intrest rates on my cards vary between 3.5% to 26%. I also pay more than the minimum on each card each month. The wedding is scheduled for spring of 2011, our budget is 10000 on rececption and 5000 for photos, flowers,honeymoon. Thank you for the consideration, we look forward to a great life and family together.

Member Payment Dependent Notes Series 578793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578793	$3,000	$3,000	17.19%	1.00%	September 15, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578793. Member loan 578793 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	MetLife	Debt-to-income ratio:	10.99%
Length of employment:	5 years	Location:	Zephyrhills, FL

Home town:
Current & past employers:	MetLife
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > There was no other description to use, but trying to take Mother to Michigan for my Niece's (her granddaughters) wedding.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,567.00	Public Records On File:	1
Revolving Line Utilization:	98.50%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MetLife?	I am a Service Manager

Member Payment Dependent Notes Series 578813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578813	$10,000	$10,000	10.75%	1.00%	September 15, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578813. Member loan 578813 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Family Eye Care Center	Debt-to-income ratio:	21.43%
Length of employment:	2 years	Location:	Austin, MN

Home town:
Current & past employers:	Family Eye Care Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,730.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Family Eye Care Center?	I am a certified optician.
I understand your desire to consolidate existing debt -- has anything occured to avoid accuring new debt?	Yes, house projects are all done.

Member Payment Dependent Notes Series 578922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578922	$4,750	$4,750	13.61%	1.00%	September 16, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578922. Member loan 578922 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,024 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	24.70%
Length of employment:	2 years	Location:	ATHOL, MA

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I am a 25 year old college graduate. I live at home with my parents and younger brother (now entering college). I have run up my credit cards purchasing food for the household, parts to fix our cars, and I got my brother's books for college, because I know how it feels to have no one who can help you. My Mom is disabled and can't work. My Dad's hours at his job have been cut. I really need to consolidate some of my debt, to free up more money weekly so I can continue to help out.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,479.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SimplexGrinnell?	I work as a dispatcher in the monitoring department. We monitor fire/security systems and dispatch emergency services for active alarms. We also let people know when their system is showing maintenance issues or possible malfunctions.
Please itemize your monthly living expenses (rent/util/phone/insurance/other) so we can see how the loan payment will fit into your budget. Thank you in advance.	$2,051 Per Month Income. Student Loans - $390/month Car Insurance - $50/month Cell Phone - $70/month Groceries - $300/month I live at home, so I don't pay rent or a mortgage. I also do not pay utilities. I do help pay for oil in the winter, but that's after my car insurance is paid for the year, so I just relocate the $50 for my car insurance to the oil bill. I did not include my credit card bills, seeing as how the loan will be used to consolidate those bills into one payment.

Member Payment Dependent Notes Series 578933

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578933	$11,500	$11,500	15.58%	1.00%	September 16, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578933. Member loan 578933 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	Intel	Debt-to-income ratio:	24.66%
Length of employment:	4 years	Location:	Chandler, AZ

Home town:
Current & past employers:	Intel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,452.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is current position (Job/What you do) for employer Intel? (2) Transunion Credit Report shows $31,452 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? A-N-D How much $ are you now paying per month for all the credit card/other debts? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1) I am a Software Engineer, and I have been working for them about 4.5 years. (2) None of the revolving credit is HELOC. I am paying about $650/month on the credit card debts, and am trying to consolidate the high interest ones and make the same payments at a lower interest. (3) I expect this loan will be paid off in about 3-4 years, as this will still be my highest interest loan of all my credit card debt.
What do you do at Intel?	Software Engineer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	The following are my balances/APRs. I will be paying off HSBC Mastercard and AMEX2 in that order. AMEX1 Balance: 438.58, APR: 17.24% ***AMEX2*** Balance: 6760.01, APR: 17.24% Bank issued AMEX Balance: 3317.73, APR: 9.90% Bank issued VISA Balance: 2533.22, APR: 16.12% ***HSBC Mastercard*** Balance: 4900.00, APR: 19.99% Harris Bank Mastercard Balance: 13,175.20, APR: 15.99%
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Are you the sole wage earner? Thanks.	1) Mortgage: $1904 Car Loan: $531 Utilities: $400 Phone/Internet: $150 Food: $400 Gym: $25 2) I am the sole wage earner (I'm a single male)

Member Payment Dependent Notes Series 578937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578937	$19,600	$19,600	13.98%	1.00%	September 17, 2010	September 23, 2013	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578937. Member loan 578937 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$75,000 / month
Current employer:	J.P. Morgan Chase	Debt-to-income ratio:	1.04%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	J.P. Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > This loan will be repaid by February 1, 2011.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$301.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Self-entered Borrower Profile shows $75,000 Gross Income Per M-O-N-T-H. (NINE HUNDRED THOUSAND U S DOLLARS PER Y-E-A-R.) Is this reported Gross Income Per Month correct? Or is it a typographic mistake? If it is a typographic error, you need to contact Member Support Department and request error to be corrected ASAP. Member Support Department email and toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally acted upon within 24 hours. Answering machine and Fax Machine available 24/7. If typographic mistake not corrected, and your application randomly selected for required borrower income verification, it will be impossible to substantiate erroneously reported gross income per month. Loan application could be canceled and removed because, among other items, grossly over reported income dramatically misrepresents in your favor your actual Debt-To-Income Ratio percentage, attracts lenders mistakenly believing gross income per month to be correct, and their committed $ funds the loan. Choice is yours. Lender 505570 USMC-RETIRED	This income is correct. My annual compentsation is split between a salary (approx 30% of my annual compensation), and year end bonus (approx 70% of my annual compensation). This loan will be repaid in full by February 1st - its a short term loan for me, but I'm willing to pay the rate/fees.
Transunion Credit Report shows 3 creditor payment delinquencies; most recent 05 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	I moved apartments, and unfortunately some of the billing addresses on my bills didn't transfer accordingly. However, everything is paid in full as of today.
My questions are: (1) Answer my earlier email Subject: $75,000 Gross Income Per Month? (2) Answer my earlier email Subject: 3 payment delinquencies reported within last 5-months? (3) What is current position (Job/What you do) for employer JPM? (4) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? ("As soon as possible" type answers tell all lenders absolutely NOTHING useful; instead an approximate number of years answer is very helpful.) Thanks for FOUR answers. Lender 505570 USMC-RETIRED	I answered the first two a short while ago. For (3), I'm a Director at J.P. Morgan in the Investment Bank. For (4), I intend to repay this loan on February 1, 2011 when I recieve my annual bonus.
What do you do at J.P. Morgan Chase?	Investment Banking, Director
Loan listed 7 days; 80 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	I have sent them every piece of information tyey have requested as of this morning, should be verified shortly.
Can you please verify your income with lendingclub, thanks ?	I have already submitted the paperwork, should be in the process of being verified.

Member Payment Dependent Notes Series 578939

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578939	$8,500	$8,500	6.76%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578939. Member loan 578939 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,075 / month
Current employer:	University Of Utah	Debt-to-income ratio:	5.75%
Length of employment:	5 years	Location:	West Jordan, UT

Home town:
Current & past employers:	University Of Utah
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Debt Consolidation loan to pay off a credit card and a car faster and get out of debt.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,664.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the University Of Utah?	Computer Systems Administrator - ITS

Member Payment Dependent Notes Series 578940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
578940	$8,400	$8,400	16.45%	1.00%	September 21, 2010	September 23, 2015	September 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 578940. Member loan 578940 was requested on September 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.75%
Length of employment:	2 years	Location:	Newton, UT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/09/10 > Currently self employed, business is starting to slow down. One of my clients has offered me a job, but mut relocate to Evanston Wyoming. The I have sub contracted for this company since 2003. My wife and older daughter will remain in Utah, Myself and younger daughter will relocate to Wyoming. I feel that trying to sell the house at this time would be very dificult. I have found a trailer for $6,000.00 dollars to live in. Buying the trailer will reduce my monthly rent to around $250.00 plus the loan payment which is cheaper than trying to rent an apartment. Housing is also scarce due to a pipe line crew moving into the area and will be there for the next year. Basically I have received a rare offer of employment, which I have been looking for since I was my layoff in 2008. My self employment has been a means to to survive while waiting for this opprotunity. This job will allow me to earn a steady income again, giving me the ability to avoid a complete financial melt down.

A credit bureau reported the following information about this borrower member on September 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Self employed since July of 2008. I also receive $934.00 a month from VA compensation.
My questions: (1) Transunion Credit Report shows $5,137 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Credit Cards Aspire $56.00 Dell $25.00 Lowes $20.00 HSBC $20.00 Home Depot $30.00 Wells Fargo $82.00 $233.00 Current Household Food $550.00 Fuel $70.00 Dining out $28.00 Cat $25.00 Grand Am (wife) $66.00 Auto Insurance $48.00 Blazer (mine) $64.00 House $1,091.00 Water Garbage $40.00 Power $73.00 Gas $95.00 House phone $14.00 $2,164.00 Expected Second HouseHold Pad Rent $250.00 Power $120.00 Loan Approx $255.00 $625.00 Income New Job $3,500.00 Gross Expected start dat date 9/15/10 VA Disability $934.00 Rent from Daughter $141.00 $4,575.00 Loan payoff At this time I expect to use the full 5 years to pay the loan off.
you said you plan to be in Wyoming for one year, does that mean this is a one year job offer? What do you plan to do after that year. Thanks.	The agreement at this time is for one year. If my job performance is acceptable and the market for natural gas is stable my employment will be extended for the following year. I am really hoping that this job will continue for the next several years to provide both financial and employment stability. I also plan to after the first of the year to finish my manufacturing maintenance certificate to fall back on if this job does not continue.

Member Payment Dependent Notes Series 579005

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579005	$8,000	$8,000	15.58%	1.00%	September 17, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579005. Member loan 579005 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Teksystems	Debt-to-income ratio:	19.66%
Length of employment:	< 1 year	Location:	Smyrna, GA

Home town:
Current & past employers:	Teksystems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	36
Revolving Credit Balance:	$17,066.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Teksystems and where did you work prior to that?	I am a systems administrator and before Teksystems I was employed by Actionet for 2 years.

Member Payment Dependent Notes Series 579064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579064	$10,000	$10,000	13.98%	1.00%	September 15, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579064. Member loan 579064 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	HORIZON BLUE CROSS BLUE SHIELD	Debt-to-income ratio:	20.91%
Length of employment:	3 years	Location:	JACKSON, NJ

Home town:
Current & past employers:	HORIZON BLUE CROSS BLUE SHIELD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,339.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	Purchase tickets for travel and purchase furniture for house in India.
My questions are: (1) What is $10,000 "Major Purchse"? (2) What is current position (Job/What you do) for employer Horizon BC-BS? (3) All Lending Club loans feature NO $ penalty for early payoff. You selected 3-years term. In YEARS, how long do you initially intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Purchase tickets for travel and purchase furniture for house in India. 2. Claims Policy Specialist 3. I do want to close the loan early as possible. I will keep up with the montly payments and, the months that I have extra money, i will put that towards the loan also.
What was your delinquency 32 months ago?	I do not remember having one
are you planning to relocate to India?	Not at all, the house is for my parents. I just wanted to buy some furniture for them.

Member Payment Dependent Notes Series 579122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579122	$9,000	$9,000	7.88%	1.00%	September 15, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579122. Member loan 579122 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,820 / month
Current employer:	Sypris Electronics	Debt-to-income ratio:	9.45%
Length of employment:	1 year	Location:	Saint Petersburg, FL

Home town:
Current & past employers:	Sypris Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,237.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at Sypris Electronics? Is your the only income in your household? What home improvements are you using the money for?	I am an Electronic Technician and have a catering business which is done on weekends. I am completing the Florida room which will increase the total square footage of the home by 426 sq. ft.
Your monthly payment will be almost a third of your stated income. Do you have other income and how much to live on ?	Yes, I have a catering business on the weekends and my home is paid off.

Member Payment Dependent Notes Series 579123

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579123	$5,500	$5,500	11.49%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579123. Member loan 579123 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,958 / month
Current employer:	The Northern Trust	Debt-to-income ratio:	17.41%
Length of employment:	5 years	Location:	HOMEWOOD, IL

Home town:
Current & past employers:	The Northern Trust
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Thank you in advance for your help, I have worked hard all my life to get where I am now. I currently purchased a home and have worked for a great company for over 5 years and can say that it is a stable company. I am sure that my current job is secure and I always strive to keep it that way. I have always made it a point to pay bills on time, however, with the current economy it is no secret that we are all going through struggles. Therefore I am looking to pay off some of my current debt with this loan in order to give my son and my self a more comfortable living status, and this is what this loan will do for us. I will be able to pay some debt and have a lower montly payment. Again, thank you in advance and I look forward to hearing from you.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,601.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Northern Trust?	I handle investment accounts, and also do web servicing support for programs that both clients and partners use.
How will you be controlling spending in the future so you don't just accrue more debt?	You said it....control, responsibility, and of course not obtaining more debt. However, sometimes unforseable issues arrise in life that you can't prevent but you just make the best of it.

Member Payment Dependent Notes Series 579186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579186	$6,000	$6,000	11.86%	1.00%	September 20, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579186. Member loan 579186 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,850 / month
Current employer:	Compassionate Hearts assisted Living	Debt-to-income ratio:	12.42%
Length of employment:	1 year	Location:	COLUMBUS, GA

Home town:
Current & past employers:	Compassionate Hearts assisted Living
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I want the loan to pay down my credit cards debt that was created through past medical expense. I always pay my monthly debt before due date. I have paid off several of my debts before time due to good budgeting. My montly budget is very secure as well as my employment. I am a Live In Care Giver for 6 consumers that live at the home. The company that I work for has no complaints against them and passes all state inspections with no actions to be corrected.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,080.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Compassionate Hearts assisted Living and where did you work before that?	Type your answer here. I am a Live In Care Giver. I assist clients with medication and prepare meals and set up appointments. In the past I have done the same work and was also a daycare provider.
Happy to help fund your loan. Wondering what the balances and interest rates are on those credit cards you're about to pay off.	Well actually I am paying them down. One has a balance of 4,000 at 12% and the other has a balance of 3,500 at 11%.

Member Payment Dependent Notes Series 579227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579227	$5,000	$5,000	10.75%	1.00%	September 17, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579227. Member loan 579227 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Knapp I.T., Inc.	Debt-to-income ratio:	20.68%
Length of employment:	3 years	Location:	Wilmington, DE

Home town:
Current & past employers:	Knapp I.T., Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > I'd like to take advantage of the green energy tax credit, as well as reduce my heating bills for the winter by insulating my roof and exterior walls. I am a responsible homeowner and have not made any late payments on any debts.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,490.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What credits (federal and state) are you applying for and what exactly are you planning on doing to your house - how much do you think it will save you? can you also list your credit card balances and associated interest rates? what is the value of your home and 1st/2nd mortgage balances and rates? good luck	Hello-- We purchased our home in November of 2007, and it is currently valued at $249,000 according to Zillow. We have only one mortgage at 6.375%, and have always paid on time. After we get our home improvements done (with the help of this loan), we are also hoping to refinance the mortgage to a lower rate. We didn't want to refinance until after the repairs so our home can appraise for as high a value as possible. We love our home and plan on staying here for many years. Our home is in fabulous shape, however the prior owners never insulated the attic, and our exterior walls are not very well insulated, either. Our heating bills last year averaged $450/month for our 1525 sq. ft home-- ridiculous! We're going to add thick R60 insulation to our attic (we have a ranch, so our attic is also 1525 sq. feet), and we'd also like to add a whole house attic fan to help keep our cooling bills lower in the summer as well. We'd also like to have insulation blown into our home's exterior walls. In addition, we'd like to address some dampness issues in the basement. (Every home in Delaware has a wet basement; we are lucky in that we haven't had any flooding or standing water ever, but after a good rain the walls weep a bit, making the basement a little stinky.) We expect the cost of the basement repairs and insulation to run about $8500 which we will pay for with our own savings and with help from your generous loan. We would like to get this work done quickly to take advantage of the Federal Tax Credits which expire in December. For more information about these tax credits, please see www.energystar.com We've given this a lot of thought, and decided that a loan through LendingClub was a better choice than opening a HELOC or borrowing against our 401(k)s. The mortgage is in my name, however my domestic partner and I split all costs (mortgage, utilities, etc.). My debt-to-income ratio appears high, but it's a bit misleading. (a) All household debts but one are in my name, even though the debts are repaid by the two of us; (b) I have one credit card that is used for my business, however, it was opened under my name and not under my company. My company recently purchased computer and office equipment, resulting in the high balance; however, the business pays for that card, not me personally. (c) I don't draw much "regular salary" but instead pay myself on capital distributions. (I own an S-Corp.) Also a note: My domestic partner and I have just celebrated our fifth year together. He is the manager of the PC support team for a large credit card company and makes a healthy living. We live within our means (one-car family, skipped vacation this year, etc.). Thanks so much for your consideration. The funding of this loan will make a huge and lasting impact. We believe in paying it forward, and we're looking forward to being a part of the Lending Club family.
What is Knapp I.T., Inc. and what do you do there?	Knapp I.T., Inc. is a boutique IT Service Management training and consulting firm based in Wilmington, DE. I work as Principal Consultant and also serve as the ITIL Practice Manager. I am also the owner. We've been in business since December 2007, and have been a profitable organization since we opened our doors. My clients include Dell, HP, the Federal Reserve Bank, the University of Texas, the USDA, Nortel, RIM (the company who makes the Blackberry), and the Lower Colorado River Authority.

Member Payment Dependent Notes Series 579229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579229	$4,800	$4,800	11.86%	1.00%	September 16, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579229. Member loan 579229 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,954 / month
Current employer:	n/a	Debt-to-income ratio:	0.51%
Length of employment:	n/a	Location:	college park, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$481.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1, What type of car(model, make, year)? 2. Source of income?	1. Am planning to buy a 1996 Mercedes C 220 - very good condition. 2. Graduate student at Univ. of Maryland - net income ~$1600 a month.
Source of income is? As in what individual/institution pays you?	As I mentioned previously, the University of Maryland pays me for the position of a Graduate Research Assistant. I am doing my PhD in Astronomy and am fully funded.

Member Payment Dependent Notes Series 579234

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579234	$8,000	$8,000	16.82%	1.00%	September 17, 2010	September 24, 2015	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579234. Member loan 579234 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	FBI	Debt-to-income ratio:	22.55%
Length of employment:	5 years	Location:	Lexington Park, MD

Home town:
Current & past employers:	FBI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	27
Revolving Credit Balance:	$23,130.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	my boyfriend is military and he moved out of base and they didnt start his pay when they were supposed to so they owe us 1500 plus we are moving to florida soon so trying to get stuff set up for move
Hi! What is the purpose of this loan? I would also suggest that you verify your income with Lending Club...	the purpose is moving and paying bills. How do i verify my income?
Will you continue to work for FBI in Florida? Or am changing employers?	looking for a GS job in the area until i get an offer there he will move there without me i will join after i get the job
RE: QA exchange Lender 531118: Income verification. After (emphasis on a-f-t-e-r) verifying Trial Withdrawl to verify account posted to bank account then contact Member Support Department . Their email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Credit Reviwer will tell you what employment-income documents to provide, dedicated fax machine telephone number to use, preferred format for email attachments (.doc, .pdf) etc. Lender 505570 USMC-RETIRED	what is this for? I clicked how to verify my income and it said that I only needed to do it if I was contacted my lending club team to do so. Once they make the withdraw from my bank account an i can verify it I will call them.
Received reply. You answered last part of Lender 531188 question with your question ..."How do i verify my income?"... My email covered how to verify your income IF required by Credit Reviewers. FYI: All lenders whom you have QA exchanges automatically receive copies of all QA exchanges. That's the way Lending Club Lender-Borrower email system operates. Lender 505570 USMC-RETIRED	sorry. I will do it as soon as I can

Member Payment Dependent Notes Series 579337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579337	$3,000	$3,000	11.86%	1.00%	September 16, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579337. Member loan 579337 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Organogenesis	Debt-to-income ratio:	9.10%
Length of employment:	6 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Organogenesis
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	73
Revolving Credit Balance:	$28,607.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Organogenesis and what do you do there?	It is a Medical Device/Biotech Company. I am a Regional Sales Manager.

Member Payment Dependent Notes Series 579340

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579340	$6,000	$6,000	15.21%	1.00%	September 16, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579340. Member loan 579340 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,333 / month
Current employer:	Kroger	Debt-to-income ratio:	5.74%
Length of employment:	7 years	Location:	loveland, OH

Home town:
Current & past employers:	Kroger
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	23
Revolving Credit Balance:	$4,438.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Kroger?	I work as a cosmetic manager at Kroger.
My questions: (1) What is current position (Job/What you do) for employer Kroger Co.? (2) Transunion Credit Report shows $4,438 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am currently the Cosmetic Manager at Kroger. That revolving balance may also be a credit card my grandmother and I share, however I thought that she was the main name on the card. As far as time to pay off this debt I would pay it as soon as possible most likely close to a year.

Member Payment Dependent Notes Series 579345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579345	$6,000	$6,000	6.76%	1.00%	September 17, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579345. Member loan 579345 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	Emerson Preparatory School	Debt-to-income ratio:	17.15%
Length of employment:	7 years	Location:	Washington, DC

Home town:
Current & past employers:	Emerson Preparatory School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,588.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. When you say "own" does that mean: a. you make no mortgage payments each month? b. you have no home equity loan? c. you have the title on your home? Wishing you well.	I have only a primary mortgage, and I do pay a small mortgage payment each month. Because I purchased my home 12 years ago in a transitional area, my equity in the house now exceeds the remaining loan amount. In rough terms, I owe about 209,000 on the house and it is currently valued at about $450,000K. There is no home equity or other mortgage or lien on the house at this time.
What do you do at Emerson Preparatory School ? Are you the sole wage earner in your household ? Thanks for your answers.	I am on the English faculty and I direct the college counseling program. I have been at Emerson since 2003. The income information I submitted is complete.

Member Payment Dependent Notes Series 579388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579388	$22,000	$22,000	7.88%	1.00%	September 20, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579388. Member loan 579388 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Bed Bath and Beyond	Debt-to-income ratio:	5.00%
Length of employment:	3 years	Location:	MIDDLETOWN, NY

Home town:
Current & past employers:	Bed Bath and Beyond
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,855.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 579402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579402	$4,000	$4,000	6.76%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579402. Member loan 579402 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	fil-mor express	Debt-to-income ratio:	22.51%
Length of employment:	9 years	Location:	owatonna, MN

Home town:
Current & past employers:	fil-mor express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > need some replacement windows

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,413.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Revolving Credit balance shows 39K, what is this from? 2. Also, what do you do at fil-mor express?	the 39k is the second part of a 80/20 mortgage on my home . the bank set it up that way for lower interest rate.it's not really revolving i can not barrow against it. and i am a trucker for fil-mor express..

Member Payment Dependent Notes Series 579431

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579431	$10,000	$10,000	10.75%	1.00%	September 15, 2010	September 24, 2013	September 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579431. Member loan 579431 was requested on September 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Apria Healthcare	Debt-to-income ratio:	14.82%
Length of employment:	2 years	Location:	Spokane, WA

Home town:
Current & past employers:	Apria Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/10/10 > We would like to consolidate our credit cards and pay them off in 3 years instead of making the minimum payment.

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	79
Revolving Credit Balance:	$11,363.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Discover Card: $5,335 / 21% Chase: $3,634 / 11.9% Citi Card: $9,086 / 5.99% Car Loan: $2,000 / 6.24% The Discover Card and the Chase credit cards will be consolidated and paid off with this loan. The loan will reduce the high interest rates of those two credit cards. The Citi card and car loan have favorable interest rates.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	I have paid off and closed several credit card accounts over the past few years and cut back on spending.

Member Payment Dependent Notes Series 579433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579433	$15,000	$15,000	7.88%	1.00%	September 21, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579433. Member loan 579433 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,192 / month
Current employer:	US Citizenship and Immigration Services	Debt-to-income ratio:	7.36%
Length of employment:	8 years	Location:	Spring, TX

Home town:
Current & past employers:	US Citizenship and Immigration Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,642.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at US Citizenship and Immigration Services?	I am a Fraud Detection and National Security Officer. I review suspect applications and petitions, perform actual site visits on suspected fraud cases, and I communicate with other divisions of Homeland Security and other governmental agencies to verify that nobody will be granted a US benefit who poses a threat or is the subject of an ongoing investigation. My objective is to be fair in considering all evidence. It is a depressing job at times that reveals the weaknesses of our country; however, it is something that I am glad we have someone like me doing. TMI?
Hi. You list your loan application title as "Relative Issues", yet list the loan purpose as credit card financing. Can you please explain more? Thanks.	I have found myself in a position where I have needed to assist relatives. I have a savings fund/retirement fund through the government, but I do not want to pay the taxes that would be involved in withdrawing that money, and my loan options are tied up in the house I bought 2 years ago as a second home to eleviate the 95 mile drive into Houston. After allowing one family member and associated members to move in, I was forced to re-floor the entire house because of the untrained dogs, if you know what I mean. I put this on a credit card, which is now charging a much higher interest rate than I would like. I can pay the bills, but would prefer to lower the interest. So, it is both credit cards and relatives in my opinion.
What are the interest rates of the debts you are consolidating with this loan?	For the most part, I am only going to pay off one card and a portion of a smaller debt. The rate on the card is higher than I like, and I would like to have a set payment plan with the benefit of a lower interest rate. I would have included other credit cards into one; however, I am paying 0% intersest on these cards, and the higher loan amounts from Lending Club come with higher interest rates. The interest rate, without looking it up, on the card I am trying to pay off is around 14%. I know, it doesn't seem to be a big deal, but I like order, and I like to know that I am not paying the rate that a person with bad credit would be paying.
what kind of relative issues do you have?	My sister was about to be evicted. She just had a baby and I couldn't allow that to happen. Unfortunately, she also has an ex-con boyfriend who came with the package. It was a losing battle from the start, and my family seemed shocked at my stupidity, but I couldn't not help. It went bad like I knew it would. Now I am eating crow, so to speak, and am further in debt because the utilities doubled, and the water and groceries doubled, and I ended up having to re-do the floors because the smell of the untrained dogs would make you gag when you walked in. The main bill I am trying to pay off is the flooring expense.
1. Could you please let us know your purpose of your loan? 2. What is the current interest rate of your credit cards?	Most of my credit cards have 0% interest. This is the highest rate card, which is around 14%. I simply want to finance this one credit card, Discover, with a lower rate. I did not feel that a larger loan from Lending Club would be beneficial to me.

Member Payment Dependent Notes Series 579441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579441	$4,000	$4,000	6.76%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579441. Member loan 579441 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Ingersoll Rand	Debt-to-income ratio:	12.79%
Length of employment:	8 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Ingersoll Rand
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,648.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579442

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579442	$6,000	$6,000	10.38%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579442. Member loan 579442 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Charles Schwab	Debt-to-income ratio:	15.74%
Length of employment:	10+ years	Location:	APOPKA, FL

Home town:
Current & past employers:	Charles Schwab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,806.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Charles Schwab?	I'm a Financial Consultant
What are the interest rates of the debts you are consolidating?	15%

Member Payment Dependent Notes Series 579483

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579483	$7,500	$7,500	15.58%	1.00%	September 15, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579483. Member loan 579483 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Roberts Comm Network	Debt-to-income ratio:	3.66%
Length of employment:	2 years	Location:	phoenix, AZ

Home town:
Current & past employers:	Roberts Comm Network
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,103.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi: TransUnion shows you as having $5103 in debt - what is the extra $2397 for? Also, what is your job title and how would you say your job security is? Thanks.	It is a title loan on my jeep. That is to be paid off with loan. I am a field Technician and my job is quite secure. Robert Roark

Member Payment Dependent Notes Series 579562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579562	$10,000	$10,000	7.88%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579562. Member loan 579562 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Mindtech Consulting	Debt-to-income ratio:	6.35%
Length of employment:	5 years	Location:	Camp Hill, PA

Home town:
Current & past employers:	Mindtech Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > We had storm damaged to our house caused by the "snowpocolypse" last March. We did some work beyond that which was covered by the insurance company. This loan is going to pay off that work at a better interest rate. I am an IT Administrator. I've been at my current job for five years and have worked myself into a Senior Management role. I'm a good borrower because I understand the importance of paying on time, consistently.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$898.00	Public Records On File:	0
Revolving Line Utilization:	4.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What debts do you plan to consolidate with this loan? Thanks.	We had storm damaged to our house caused by the "snowpocolypse" last March. We did some work beyond that which was covered by the insurance company. This loan is going to pay off that work at a better interest rate.
What are you doing with the funds?	We had storm damaged to our house caused by the "snowpocolypse" last March. We did some work beyond that which was covered by the insurance company. This loan is going to pay off that work at a better interest rate.

Member Payment Dependent Notes Series 579566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579566	$7,500	$7,500	14.35%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579566. Member loan 579566 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	New York State Dept of OTDA	Debt-to-income ratio:	11.22%
Length of employment:	3 years	Location:	Amsterdam, NY

Home town:
Current & past employers:	New York State Dept of OTDA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	78
Revolving Credit Balance:	$1,300.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is NYS OTDA? -a-nd Your current position (Job/What you do) for employer? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	OTDA = Office of Temporary Disability Assistance. I am a legal Affairs Specialist/Legal Assistant. I review requests from applicants and determine what is there legal issue and set up a fair hearing for that applicant. And assist applicants with issues/questions and help them resolve any matter they have their local center. I have been with the state of new york for almost 4 yrs and plan on being there until my retirement. Which will be at least 16yrs.

Member Payment Dependent Notes Series 579581

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579581	$13,000	$13,000	10.75%	1.00%	September 21, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579581. Member loan 579581 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	BIC USA Inc	Debt-to-income ratio:	4.47%
Length of employment:	10+ years	Location:	Clinton, CT

Home town:
Current & past employers:	BIC USA Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$131.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Brief description home improvement thsi loan will provide? (2) What is current position (Job/What you do) for employer BIC USA? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Replace roof shingles. I am the logistics manager at BIC.
Received reply. You omitted answerinh Question (3): Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Sorry, within one year.

Member Payment Dependent Notes Series 579585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579585	$4,900	$4,900	7.88%	1.00%	September 15, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579585. Member loan 579585 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,100 / month
Current employer:	General Revenue Corporation	Debt-to-income ratio:	16.67%
Length of employment:	3 years	Location:	Lowman, NY

Home town:
Current & past employers:	General Revenue Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > This loan is designed to pay off a credit card. I needed a new roof and used the money that would have paid off the card for the roof. I have enough to pay most of the balance off, but I do not want to touch my emergency savings.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,016.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 579602

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579602	$3,200	$3,200	13.98%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579602. Member loan 579602 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,520 / month
Current employer:	Atronic Americas	Debt-to-income ratio:	14.83%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Atronic Americas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > Plan to consolidate credit cards. I have own my home since 1998 have not had any late payments. Have monthly payments for house and car in the amount of 1335.80. Have been employed with Atronic for 10 years this month Have been in the gaming busness since 1989.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,606.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Atronic Americas and what do you do there?	Atronic Americas is a slot machine manufacturer which are sold to casino's around the world. My job is Systems Integration Technician I make sure that our products can talk to the house tracking system with out issue's. I travel to the different system manufacture labs and state labs.

Member Payment Dependent Notes Series 579604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579604	$10,000	$10,000	13.98%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579604. Member loan 579604 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	Doral Arrowwood	Debt-to-income ratio:	5.91%
Length of employment:	10+ years	Location:	White Plains, NY

Home town:
Current & past employers:	Doral Arrowwood
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	32
Revolving Credit Balance:	$10,886.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Doral Arrowood? (2) Transunion Credit Report shows $10,886 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. Current position is a banquet manager; have been there 19 going on 20 years. I manage the banquet areas, oversee all conference events and weddings, parties, etc.. 2. I have a total of $320 in credit card debt and an additional $2000 of utilities/house/insurance expense. 3. I intend to payoff of the loan in less than 3years, looking to do it with in 18-24 months

Member Payment Dependent Notes Series 579662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579662	$7,100	$7,100	7.88%	1.00%	September 16, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579662. Member loan 579662 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,433 / month
Current employer:	MHNet	Debt-to-income ratio:	19.57%
Length of employment:	1 year	Location:	Orlando, FL

Home town:
Current & past employers:	MHNet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,413.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MHNet and where did you work prior to that?	I am a discharge case manager for MHNet which is a companyt that administers mental health benefits. For this position, I am required to be a licensed mental health counselor in the State of Florida, the earning of which has occupied the 5 years prior to my licensure. During that time I worked at two different community based counseling agencies. The first was locally based, Community Counseling Center of Central Florida and the second was a much larger non-profit called Devereux.
What are the interest rates of the debts you are consolidating with this loan?	19.9%, 23%, and 20%

Member Payment Dependent Notes Series 579728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579728	$4,500	$4,500	6.39%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579728. Member loan 579728 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,979 / month
Current employer:	Stark Electric Inc	Debt-to-income ratio:	12.14%
Length of employment:	5 years	Location:	tucson, AZ

Home town:
Current & past employers:	Stark Electric Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > This loan is will pay off another loan that is at a higher interest rate with a larger monthly payment.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,233.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your current revolving credit balance is $13,233. Are you doing anything to limit future debt or credit card use? Wishing you well.	Steps have been made to pay larger amounts to current debt with recent raises and work bonuses.

Member Payment Dependent Notes Series 579737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579737	$4,000	$4,000	16.32%	1.00%	September 16, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579737. Member loan 579737 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	pepsi	Debt-to-income ratio:	8.25%
Length of employment:	10+ years	Location:	sugarland, TX

Home town:
Current & past employers:	pepsi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,853.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Pepsi? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	driver customer rep. 4years ..
What do you mean that you are a "driver customer rep"? Are you driving or doing customer support, etc? Any reason you would stop working with pepsi within the next 2 years?	Type your answer here.my title is coustomer rep. grolifed name for bulk driver and i have been with pepsi for 15 years i do not see me quiting or losing my job to many years there.

Member Payment Dependent Notes Series 579753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579753	$13,000	$13,000	10.38%	1.00%	September 20, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579753. Member loan 579753 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	20.47%
Length of employment:	5 years	Location:	Toledo, OH

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > This loan is to consolidate credit card debt into one simple payment. I have excellent credit scores with all three reporting agencies and have never been late on a payment. Outside of my mortgage my only other main source of debt is my student loans. If you are to fund my loan you will be getting a easy return on your investment. If you have any questions feel free to ask and I will respond.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,524.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 579754

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579754	$6,000	$6,000	7.51%	1.00%	September 15, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579754. Member loan 579754 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Inmotion Hosting	Debt-to-income ratio:	20.22%
Length of employment:	< 1 year	Location:	Virginia Beach, VA

Home town:
Current & past employers:	Inmotion Hosting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > These funds will be used to remove negative equity off of the current car loan. I have never missed a payment for anything and have an extremely high credit score (above 740). My monthly budget consists of car payment, cell phone, and insurance (currently living at home). My job is extremely stable, and am working on a promotion at this time.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,322.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Inmotion hosting?	I work for the IT/customer support department.

Member Payment Dependent Notes Series 579763

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579763	$10,000	$10,000	19.79%	1.00%	September 20, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579763. Member loan 579763 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Rockford School District	Debt-to-income ratio:	20.49%
Length of employment:	10+ years	Location:	rockford, IL

Home town:
Current & past employers:	Rockford School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > Since my school district is in the middle of a pay freeze, I have had to use my charge cards for classes, supplies, and necessities. I will use the loan funds to pay off my debt and live less stressfully this school year.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	52	Months Since Last Delinquency:	16
Revolving Credit Balance:	$9,348.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquency 16 months ago. Explanation is? FYI: Lending Club provides highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not name of credit grantee who reported delinquencies. Visit www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	Thank you for your question. The delinquency was as a result of my online payment not being processed. I was unaware that the payment had no been processed until I noticed the funds were not taken out of my checking account. After a phone call, the payment was reprocessed, but as a result, is still considered a delinquency on my report.
My questions: (1) Answer earlier email Subject: 1 payment delinquency 16-months ago. (2) What is current position (Job/What you do) for employer Rockford Public Schools? (3) Transunion Credit Report shows $9,348 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am an inner city reading specialist at Lincoln Middle School. I have been in the district since 1999, and at Lincoln Middle School since 2001. I have been doubling the minimum payments on my credit cards each month. If my district continues the pay freeze for employees, I have figured it to take about 4 years to pay off the loan as I will no longer have a car payment next year. If we do, in fact, receive a raise in the next couple of years, I will then be able to re figure the years in which I will be able to pay off the loan.
- are you the sole wage earner in your household? If not, please describe the other sources of income. - please describe all of your debts, including: APRs, amounts owed, amount paid each month, whether you plan to pay it off with this loan, and any other useful information. - please describe your monthly budget. show individual categories of expenses (i.e. gas, groceries, rent/mortgage, car payment, child care, etc) and sources of income. - how much do you save each month? - If the school system freezes its budget next year, will you be buying the same amount of things for your class as you did this year? Do you have a plan to keep that from happening so that you don't have to load up on credit again next year? - how much do you have in savings currently? Why couldn't you dip into savings for these expenses instead of using your credit cards?	Thank you for your question. I am the sole wage earner. I am single and own my own home. My debts are credit card debts that I have used to continue my education, provide for my classroom as I don't receive money from the school for supplies, and other necessities. The total amount owed is just shy of $10,000, spread between 3 credit cards. Because I am required to keep my certificate active through college credits, I charged all of the course work I completed over the summer. I already have my master's. The extra college classes are not considered for student loans. This loan is for the purpose of paying off this debt. My bi-weekly check is $1750. My mortgage is $1307, car payment $350, utilities, $150, phone and internet $180 (this includes my cell phone), my student loan, $170, water $60, garbage disposal, $35, medical expenses, $100. After credit card payments I am usually left with around $300 for gas, groceries, and other necessities. My APRs range from 0% to 17.75%. The amount I save per month depends on what is left over from paying my monthly bills. Because I was promoted to a reading specialist this year (no increase in pay), my classroom is set, and I don't anticipate having to spend as much money on supplies and books. My course work is complete, so I will not be charging any more classes. I am planning on an excellent tax return, and I will be losing a car payment next year, which frees up an extra $350 a month. My car is in great shape. I do not anticipate having to buy a new car for awhile. I have just been asked to work for a tutoring company part time, which I plan on doing after school a few nights a week and during the summer. This will also add around $100 a week to my income. My credit cards have been discarded, and I would like to end the credit card debt and use my tutoring position for any extra necessities that I may need. To answer your question about savings, my savings were used to pay off my undergraduate degree so that I could go on to earn a masters degree. I hope I have answered your questions. Please let me know if I haven't.
why are you paying off a 0% to 17.75% credit card debt with a 19.79% loan?	Thank you for your question. The 0% will end next month, and then will be raised. As for the 17.75%, it is not a fixed rate and can go up at any time. I would like to figure it in with the rest of my debt, and have one comfortable payment of $237 a month. After adding up my debt, and combining it into this monthly payment, I have figured it to where I will be saving money each month. I would like to hopefully rebuild my savings account. Another reason for wanting to go through this company is the fact that I will no longer have credit cards. Even though I have good credit, I would like to see my score jump even higher as a result of paying off my credit card debt.
I am interested in funding your loan... when will your income be verified?	Thank you for your interest. Because of my school district's pay freeze, my income for the 2010-11 school year is $58,342. This does not include any extra tutoring jobs that may be offered to me throughout the school year.
I think you misunderstood my question. I would like your income to be verified with LendingClub otherwise I can't be fully sure it's true. Please have them verify.	I apologize. I was unaware that my income has not been verified. I have submitted a request that my income be verified.
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	I sent a request to verify my income. I then contacted Lending Club 2 days later, asking what I needed to do to verify my income. I was told that I would be contacted by phone to submit documentation. No one has contacted me at this time. I will contact Lending Club again, as well as send another request by email.
I have the upmost respect for teachers and entrust my two little ones to their excellent teachers every morning. And I here entrust to you my two bits. Please pay back your loan on time and faithfully so that my two sweet little ones can one day go to college without all the debt that I had to (and still) carry.	Thank you for your kind words. I love my job, and my students are my life! You have my word that it will be paid back on time.

Member Payment Dependent Notes Series 579777

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579777	$13,600	$13,600	10.75%	1.00%	September 20, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579777. Member loan 579777 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	VISALIA CYCLERY	Debt-to-income ratio:	8.36%
Length of employment:	10+ years	Location:	VISALIA, CA

Home town:
Current & past employers:	VISALIA CYCLERY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,639.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at VISALIA CYCLERY?	I'm responsible for the day to day operations of a small, family owned, bicycle shop established in 1971.My duties as Store Manager consist of customer service, inventory management, and supervising personnel.
What are the interest rates of the debts you are consolidating?	23.9% and 17.9%.
Hello. Are you doing anything to limit future debt? Wishing you well.	Yes I am. Making an effort to decrease current debt.

Member Payment Dependent Notes Series 579781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579781	$8,000	$8,000	7.51%	1.00%	September 17, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579781. Member loan 579781 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Geauga Savings Bank	Debt-to-income ratio:	24.50%
Length of employment:	5 years	Location:	Newbury, OH

Home town:
Current & past employers:	Geauga Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > I am currently enrolled in CCCS and have about 2 and half years left to pay and would use these proceeds to pay all my credit cards off. I pay a monthly service fee of $25 to CCCS and would like to eliminate that fee and reduce my monthly obligations. My average rate for all of my cards will be lower with this loan as well. I have a stable job that I have been at for 5 years with much advancement within these past 5 years.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,815.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CCCS?	Consumer Credit Counceling Services - A Debt Management Program

Member Payment Dependent Notes Series 579814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579814	$12,000	$12,000	11.86%	1.00%	September 17, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579814. Member loan 579814 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,981 / month
Current employer:	Miami Dade PublicLibrary System	Debt-to-income ratio:	16.35%
Length of employment:	10+ years	Location:	Hollywood, FL

Home town:
Current & past employers:	Miami Dade PublicLibrary System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > I have a Masters in Library and Information Science from the University of Pittsburgh and have been working for the library system for over 19 years. My bills have always been paid on time and my credit is in very good standing. I would like to consolidate my credit card loans, so that I can pay off my debts in a shorter period of time. Borrower added on 09/15/10 > The reduced amount should be fine.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,686.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer M-D PLS? (2) Transunion Credit Report shows $15,686 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I intend to keep the loan to its maturity, or I can get a longer loan term. My home value has depreciated, and therefore, there is no equity. I pay $750 for credit cards and 3000.00 for other debts every month.
What are the interest rates of the debts you are consolidating?	There is One card at 12% and the other five are at 28%.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Yes! I have been using a spreadsheet to keep better track of my budget.
Loan listed 6 days; 54 pct funded. Application still does not show Employment-Income verified and Credit Review completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by Credit Reviewer and required documents submitted, then follow-up. Ask Credit Reviewer why not completed? Why Review Status not upgraded to Approved? If not contacted by Credit Reviewer, then initiate contact ASAP. Member Support Department email/toll free telephone number: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally answered/acted on within 24-hours. Answering/Fax machine available 24/7. Time short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA	Thanks! I will contact the credit reviewer to upgrade my status.

Member Payment Dependent Notes Series 579829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579829	$3,600	$3,600	15.21%	1.00%	September 15, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579829. Member loan 579829 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	AlliedBarton Security Services	Debt-to-income ratio:	24.81%
Length of employment:	6 years	Location:	Brockton, MA

Home town:
Current & past employers:	AlliedBarton Security Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I would really like to get this car and I appreciate everything you are doing. I am very reliable and I always make my payments. I have two stable jobs, one of which is in the military.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,730.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What type of car are you thinking of getting? Art	A BMW.

Member Payment Dependent Notes Series 579845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579845	$2,400	$2,400	7.51%	1.00%	September 15, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579845. Member loan 579845 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Lowe's Inc	Debt-to-income ratio:	16.23%
Length of employment:	5 years	Location:	TERRYVILLE, CT

Home town:
Current & past employers:	Lowe's Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > Hello everyone. I'm looking to purchase a motorcycle from a good friend of mine...nothing fancy or expensive. I've never had a late payment in my life (as my credit score shows) and I've worked for the same company for 5 years. I understand this isn't a large amount of money to invest in, but the risk is also extremely low. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,926.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your revolving credit debt is currently at $15,926. With the purchase of the bike you will further add to this debt. Are you doing anything to decrease your revolving credit debt? Wishing you well.	Yes, we have actually paid down around $5,000 of this debt in the last few months. Most of this debt was incurred as a result of the birth of our daughter in 8/09. We also added some because of a car accident (I was rear ended on the highway) in 1/10. Our income is actually around $50k higher than listed on this site but not included because I did not put my wife on the loan. We plan to use our tax return and settlement money from the accident (the demand is currently in negotiations) to pay our credit debt off within the next year. Thanks for the well wishes, you as well!

Member Payment Dependent Notes Series 579868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579868	$7,500	$7,500	14.72%	1.00%	September 16, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579868. Member loan 579868 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Ben Franklin Transit	Debt-to-income ratio:	24.68%
Length of employment:	8 years	Location:	Kennewick, WA

Home town:
Current & past employers:	Ben Franklin Transit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I was recently married, and I had hoped to have all of my debt from my divorce paid off prior to the wedding. That didn't happen, but I'm still working hard at getting that debt paid off. This loan will allow me the ability to get my debt all in one place and work at getting it paid off as quickly as possible.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	20
Revolving Credit Balance:	$5,653.00	Public Records On File:	1
Revolving Line Utilization:	46.30%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why Chapter 7 Personal (or Chapter 11 Business) Asset Liquidation Bankruptcy filing 106-months ago? a-n-d What was filing's final disposition?	After the birth of my daughter, the financial strain of an additional person in the household, along with my at-the-time husband's unemployment led to a situation where I had no option but to file bankruptcy in order to get my family back on even standing. The bankruptcy is discharged and due to fall off my credit report in 2012 if memory serves.
Transunion Credit Report shows 1 creditor payment delinquency 20 months ago. Explanation is? FYI: Lending Club provides highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not name of credit grantee who reported delinquencies. Visit www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA	I am not sure what specific creditor this was in reference to, but I do now that following my divorce there was a period where I had to do some shuffling to get things to a point where I could pay all my debts. At that time, one of my debts may have fallen past due.
My questions: (1) Answer earlier 2 emails Subject: Bankruptcy filing 106-month ago? a-n-d Payment delinquency 20-months ago. (2) What is current position (Job/What you do) for employer Ben Franklin Transit? (3) Transunion Credit Report shows $5,653 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a coach operator for the transit. (ie: I'm a bus driver). I have held the position for 8 years now. I am union represented which offers me a protection and job security most jobs in the current economy do not offer. At current I pay approx $345 a months for the debts that I'm looking to consolidate. There are some debts not showed as owing on the credit agency due to them being private holdings with medical companies. That is why I am seeking a consolidation loan. To enable me to drop what I'm paying per month slightly as well as enable me to have 1 payment instead of 6 separate payments to keep track of each month. This would enable me to ensure that I won't have to worry about a payment being missed and an account being overlooked. Debts not included in this consolidation equal $525 per month.
Best of luck. Happy to see you're taking steps to get out of debt. Happy to help you fund your loan!	Thank you so much Boroloki! It's through the willingness of people like you to be so generous, that make it possible for me to take these steps!

Member Payment Dependent Notes Series 579870

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579870	$4,000	$4,000	13.98%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579870. Member loan 579870 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Tak Communications, Inc	Debt-to-income ratio:	17.89%
Length of employment:	1 year	Location:	Owatonna, MN

Home town:
Current & past employers:	Tak Communications, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > This loan will be used for some home improvement, specifically insulating my exterior walls so I can save up to 50% on my utility bills. I would like to get this done before the big heating season comes up (love the winters in Minnesota).

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	72
Revolving Credit Balance:	$14,710.00	Public Records On File:	0
Revolving Line Utilization:	90.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Tak Communications, Inc and where did you work prior to that?	Hello, Tak Contracts to Charter Communications. I work as a charter cable installer at peoples homes, and business's, as well as service. Before that I was a contractor in Iraq for a year, my employer was ISR Group, who contracted to Northrup Grumman. I made over twice as much while oversees as I do now for TAK. I maintained UAV's (surveillance drones) and got them ready for flight and such. and before that I worked for verizon wireless as the "Can you hear me now?" Guy for a little over a year, and before that i was mobilized/deployed as a UAV maintenance National Guardsmen in Iraq for a couple years. So I've been around, never without a job for longer than a few months since I was 16 I believe.

Member Payment Dependent Notes Series 579876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579876	$4,975	$4,975	17.19%	1.00%	September 17, 2010	September 25, 2015	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579876. Member loan 579876 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	GH wireless	Debt-to-income ratio:	3.50%
Length of employment:	< 1 year	Location:	Muskegon, MI

Home town:
Current & past employers:	GH wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/11/10 > I plan on using the fund to buy a bike and pay off some school loans..Im a good borrower because i have a great job and it just keep getting better..I just moved up in the Company and i see a big future soon..

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$740.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I want to fund your loan (mostly because my daughter's name is Casey and I am from Muskegon!) but I wonder why you would pay off a student loan that is almost certainly at a much lower rate than this loan you are requesting.	I want to pay My student loan From Blue heron academy where I Became a Medical Massage therapist because I only owe 1000 left and it would be one less bill..I pay 149 a month on my school loan..Thanks for your help..
What was your start date with GH Wireless?	My start date was in March and I just moved to a bigger Sprint Company..Bigger company mean more opportunity to Advance..

Member Payment Dependent Notes Series 579900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579900	$9,600	$9,600	15.95%	1.00%	September 20, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579900. Member loan 579900 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Sara Lee	Debt-to-income ratio:	6.00%
Length of employment:	1 year	Location:	Oak Lawn, IL

Home town:
Current & past employers:	Sara Lee
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I don't have that much debt. I have 6 credit cards and I want this loan to consolidate it to one payment. The last of the loan is going to go towards my wedding that is next September. I have a stable job at Sara Lee.

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,380.00	Public Records On File:	0
Revolving Line Utilization:	76.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Sara Lee?	I am a loader. I load route trucks so the guys can deliver product to stores.
What are the interest rates of the debts you are consolidating?	I have 5 cards open, one is high about 22% and the rest are between 15-20%. I am also using this loan towards my wedding next year.
Hi Couple of questions: 1. ) Please list all your debts, APRs', outstanding balances, monthly payments, durations. 2.) Please list your take home pay, savings, all your households' expenses including if any tax liens, alimony & child-care expenses? Tx	1) Bank of America card #1- owe $1,362.00 APR 14.99% payment $30. Bank of America card #2- owe 2,410 APR 14.99% payment $50. Capital One- owe 1,856 APR 22.90% payment $75. Chase- owe $995 APR 14.99% payment $20. Rogers and Hollands owe $ 840 APR 24.99 payment $ 35 Best Buy- $1,700 APR 14.00 payment $20 ( I have 3 years no interest paid) 2) No tax liens, alimony&child card expenses. Take home pay $2,500, expenses 1,500, No savings. I hope to get this loan and pay off all these credit cards.
Does your fiancee work? If so what is his/her income?	Yes, she is a cosmetoloist that works at a salon. She makes $40,000 a year. Give or take

Member Payment Dependent Notes Series 579903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579903	$10,000	$10,000	14.84%	1.00%	September 20, 2010	September 25, 2013	September 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579903. Member loan 579903 was requested on September 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	CEAVCO Audio Visal	Debt-to-income ratio:	11.60%
Length of employment:	1 year	Location:	Littleton, CO

Home town:
Current & past employers:	CEAVCO Audio Visal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > I am consolidating all debt into a lower interest rate and all onto one account that is easier to manage any pay. I plan to pay this debt off as soon as I can so I can purchase a home with my wife by the end of next year (2011). Borrower added on 09/12/10 > Common Questions: -I am currently employed with a Custom Audio Visual company the the Denver area as a Design Engineer. I have been with the company for over a year now and am loving my work. The company is very profitable and stable. Most of our clients are government (schools, colleges, court houses, Lockheed, etc...) -I am currently paying about $400+ a month towards my credit card debt. I want to consolidate the debt and move it to a lower interest rate to pay it off faster. The amount of the loan that is left over will be used to purchase my wife a car since she will soon be looking for a job. -I plan to pay off this debt as soon as possible so that we can start saving up for a down payment on a home. I would expect this debt to be paid off within a year or two. Let me know if you have any questions - I would be glad to answer them for you!

A credit bureau reported the following information about this borrower member on September 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,321.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 579918

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579918	$4,000	$4,000	7.14%	1.00%	September 15, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579918. Member loan 579918 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Sunham Home Fashions	Debt-to-income ratio:	6.23%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Sunham Home Fashions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > I will be moving at the end of this month and need the upfront costs of renting an apartment. I just paid my final rent on my current apartment, and I don't get another paycheck for 2 more weeks. Apartments are going fast and I'm running out of time. I cannot even look at any apartments unless I have the first months rent and deposit (equal to another months rent) upfront, plus the cost of moving fees.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	79
Revolving Credit Balance:	$6,641.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Sunham Home Fashions? Will you be moving locally and maintaining the same employment?	Thank you for your question. I am a senior designer at Sunham. Yes, I'll still be living locally and will still have the same employment. I'm just in need of a loan because of timing/urgency because my current apartment has already been rented by my landlord to someone who is moving in on Oct. 1st.

Member Payment Dependent Notes Series 579922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579922	$16,700	$16,700	7.51%	1.00%	September 17, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579922. Member loan 579922 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	School District Of Hillsborough County	Debt-to-income ratio:	21.66%
Length of employment:	4 years	Location:	Odessa, FL

Home town:
Current & past employers:	School District Of Hillsborough County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > I plan to use these funds to pay off my credit card debt only. I am a good borrower because I always pay my bills and have a very good credit rating. My profession is a teacher which is a very stable profession at this time.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,521.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the School District Of Hillsborough County?	I am a teacher.
You said your profession is very stable at this time, is your area facing possible lay-offs? If so do you how you would pay your loan?	We are not facing any possible lay offs for the next few years due to a grant that our district won. This funds teacher salaries. I have also other sources of income that I can use incase of an emergency.
What are the interest rates of the debts you are consolidating?	22.4%

Member Payment Dependent Notes Series 579952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579952	$9,600	$9,600	7.51%	1.00%	September 15, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579952. Member loan 579952 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Goodyear Tire	Debt-to-income ratio:	16.18%
Length of employment:	8 years	Location:	Stow, OH

Home town:
Current & past employers:	Goodyear Tire
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	36
Revolving Credit Balance:	$10,195.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Goodyear Tire?	I work in Information Technology. This loan is intended to pay off all credit cards and a student loan. I prefer to have the payments consolidated into one monthly amount at a lower rate. The delinquency 36 months ago was a payment which was lost in the mail and not returned to me for several months after I had mailed it.
What is your position at Good year Tire? What was the delinquency on your credit? Are you using the funds to pay off all credit card balance?	I work in Information Technology. This loan is intended to pay off all credit cards and a student loan. I prefer to have the payments consolidated into one monthly amount at a lower rate. The delinquency 36 months ago was a payment which was lost in the mail and not returned to me for several months after I had mailed it.
what do you do for goodyear? your credit score shows a delinquency 36 months ago. can you explain?	I work in Information Technology. This loan is intended to pay off all credit cards and a student loan. I prefer to have the payments consolidated into one monthly amount at a lower rate. The delinquency 36 months ago was a payment which was lost in the mail and not returned to me for several months after I had mailed it.

Member Payment Dependent Notes Series 579970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579970	$6,500	$6,500	16.32%	1.00%	September 15, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579970. Member loan 579970 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	NYC & Company	Debt-to-income ratio:	9.89%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	NYC & Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,052.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is NYC & Company and what do you do there?	NYC & Company is the official Marketing, Tourism and Partnership agency for the City of New York. I am a Marketing Coordinator.
My questions: (1) Transunion Credit Report shows $7,052 Revolving Credit Balance. How much $ are now paying per month for all the credit card/other debts? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	1. paying one thousand a month for credit cards. 2. intend to pay loan within 9 months or less
What are the interest rates of the debts you are consolidating?	17.24 APR 28.99 APR 24.24 APR

Member Payment Dependent Notes Series 579977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579977	$7,500	$7,500	11.12%	1.00%	September 16, 2010	September 26, 2015	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579977. Member loan 579977 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Charter Communications	Debt-to-income ratio:	4.65%
Length of employment:	5 years	Location:	Winsted, CT

Home town:
Current & past employers:	Charter Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Looking to side and insualte my home for the upcoming winter months and re-do some upstairs bed rooms. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,261.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) Brief description home imnprovement this $7,500 laon wil provide? (2) What is current position (Job/What you do) for employer Charter Communications? (2) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. I would like to put up insulation and siding on my home also re-do some upstairs bedrooms. I am Technical Operations Supersvisor whose duties are to oversee outside plant operations for 12 towns in Connecticut. I would like to have this loan paid off within 2 to 3 years and not use the entire 5. Chose 5 due to lower monthly payments if times tend to get tough which is always a possibility, you and I know that.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Identify the one credit inquiry shown as occurring within the last six months. Thank you in advance for your response.	Type your answer here. 1328 Mortgage 65.95 Second Mortgage 275 Utility Bills 55 Car Insurance 45 Discover Card Bill Not aware of any credit inquiries in the last 6 months. Sorry you lost me. If you can help thats great if not oh well. Thanks.

Member Payment Dependent Notes Series 579989

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
579989	$13,000	$13,000	7.88%	1.00%	September 17, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 579989. Member loan 579989 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Peoria Unified School District	Debt-to-income ratio:	13.39%
Length of employment:	3 years	Location:	Laveen, AZ

Home town:
Current & past employers:	Peoria Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > American Express increased my interest rate to 29.99% once the new credit card laws went into effect. I had just used the finds to help my husband start school and now my monthly payment to them is eaten up by interest charges! My husband's income is about $28,600 annually and he works for Wells Fargo (1 year 3 mos) and he gets bonuses ($750 for July), so there is more income than I was allowed to list.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,046.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 580015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580015	$4,000	$4,000	15.95%	1.00%	September 20, 2010	September 30, 2015	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580015. Member loan 580015 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Winchester Recreation	Debt-to-income ratio:	18.40%
Length of employment:	7 years	Location:	Winchester, MA

Home town:
Current & past employers:	Winchester Recreation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Money will be used for debt consolidation, as well as emergency money for a vacation to The Philippines.

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,065.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how is a vacation "emergency money"? Is the trip to the Philippines essential for some reason? Please describe how the monthly costs of this loan will be accommodated in your budget.	My fiance's grandmother has been very ill in The Philippines and it would be used for emergency medical attention if need be. The bulk of the loan will be used for credit consolidation, and will allow me to close all of my credit cards. The monthly payments for this loan will be cheaper then paying the minimum payment on my three lines of credit and would fit into my budget just fine as I have never missed a credit payment.

Member Payment Dependent Notes Series 580021

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580021	$5,600	$5,600	11.86%	1.00%	September 16, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580021. Member loan 580021 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	German Motors	Debt-to-income ratio:	13.56%
Length of employment:	2 years	Location:	Brentwood, CA

Home town:
Current & past employers:	German Motors
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$493.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, Can you tell me the credit account amounts you will be paying off, their type and interest rate? Your credit history shows a low credit balance, so curious what you're paying off with the money. Thank you!	Hi. I will be paying off all credit card debts and helping with my spouses education. She is going back to school and require additional money for fees/books/uniforms and etc. She is not working at this time so as a husband, I am doing everything I can to help her out. Thanks for helping me out.

Member Payment Dependent Notes Series 580055

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580055	$8,000	$8,000	13.61%	1.00%	September 17, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580055. Member loan 580055 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	n/a	Debt-to-income ratio:	7.63%
Length of employment:	< 1 year	Location:	Dickson city, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,454.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the 'high interest' on the loan you are trying to pay off considering this loan would be 13.61%? Also, what is the balance of your existing loan?	The high interest on the loan is 26%, the balance is about 5000. I applyed for another loan amount but the system offered 8000 loan with lowest interest so I've chosen this one. I could't find any other option how to reduce loan amount so I've decided in favor of this loan amount.
Who is your employer and what do you do? Will you be paying this loan off early?	I`m truck driver and work as independent contractor for "Unlimited Carrier". I`m going pay off this loan ASAP

Member Payment Dependent Notes Series 580089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580089	$12,000	$12,000	10.38%	1.00%	September 21, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580089. Member loan 580089 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Tucson Medical Center	Debt-to-income ratio:	22.29%
Length of employment:	< 1 year	Location:	Tucson, AZ

Home town:
Current & past employers:	Tucson Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/12/10 > Dear Potential Lenders: I am seeking this loan to pay off a high interest Bank of America Credit Card. My husband and I ended up moving from Rochester after 3 years for a new job opportunity for my husband. We ended up taking a significan loss on our home and we are working hard to get out of debt and this loan would be a huge help. My husband is a client of this service and he would never think of getting a loan any place else. Thanks Christine

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	35
Revolving Credit Balance:	$19,219.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How many years did he work for his last employer in Rochester and what was his Job description What is his current job description?	Prior to starting my new job at TMC I was employed by UMC ( University Medical Center) as an OR Trauma Nurse for almost 4 years. I worked 3rd shift from 7:00 pm to 7:00 am Monday through Wednesday and then on Thursday I worked 11 pm to 7:00 am. I was getting tired of nights and this job was too good to pass up. This was the only job I worked in Tucson and in fact it was the same job I had when I worked in Tucson from 2001 to 2004. That is when we moved to Rochester NY. When we came back to Tucson, UMC hired me on the spot and I had my old job back. The only reason I left was the hours. As I mentioned I was getting tired of working nights. My current job is an Operating Room Registered Nurse at Tucson Medical Center and I work 40 hours a week.
What are the interest rates of the debts you are consolidating?	The current interest rate is 23.24 I am hoping to receive a lower interest rate with this service to allow me to pay off this debt sooner.

Member Payment Dependent Notes Series 580245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580245	$7,500	$7,500	11.49%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580245. Member loan 580245 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Netjets Aviation Inc.	Debt-to-income ratio:	21.33%
Length of employment:	4 years	Location:	Amarillo, TX

Home town:
Current & past employers:	Netjets Aviation Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,847.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 580248

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580248	$4,800	$4,800	11.49%	1.00%	September 17, 2010	September 26, 2013	September 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580248. Member loan 580248 was requested on September 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	chase	Debt-to-income ratio:	21.85%
Length of employment:	1 year	Location:	melbourne, FL

Home town:
Current & past employers:	chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,864.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 580272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580272	$17,000	$17,000	7.88%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580272. Member loan 580272 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Mirant Corp	Debt-to-income ratio:	12.59%
Length of employment:	10+ years	Location:	KNOXVILLE, MD

Home town:
Current & past employers:	Mirant Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,155.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mirant Corp and what do you do there?	It is an electrical generating station and I am a Control Room Supervisor.
What are the interest rates of the debts you are consolidating?	An interest rate of 7.88%. 9.43% APR
Why do you want to consolidate a 7.88% with a loan that would cost you more?	Just to make life simpler is all.Plus I am not the obvious mathemetician you are. Thanks, Randy

Member Payment Dependent Notes Series 580293

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580293	$4,000	$4,000	6.39%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580293. Member loan 580293 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,100 / month
Current employer:	Liberty Packing Company	Debt-to-income ratio:	5.73%
Length of employment:	2 years	Location:	Los Banos, CA

Home town:
Current & past employers:	Liberty Packing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,164.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 580335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580335	$4,000	$4,000	7.88%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580335. Member loan 580335 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Barclays Capital	Debt-to-income ratio:	7.64%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Barclays Capital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I'm using funds from this loan to consolidate credit card debt and student loans from my undergraduate education. My current job is with Barclays Capital, as a full-time Technology Analyst in a recent-graduate program lasting a minimum of three years. Prior to that I worked all four years as an undergraduate at MIT as a Student Computer Support Analyst. I have an excellent credit history stretching back 5 years, using multiple types of credit effectively. The funds from this loan are specifically for debt consolidation and not for additional spending. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,689.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Barclays Capital and where did you work prior to that?	I'm in a full time position as a Technology Analyst, managing groups of developers under one area of the firm. The specific program I'm in is a recent graduate development program that lasts for 3 years. Prior to that, I was a student at MIT, where I worked all four years of my undergraduate program as a Student Computer Support Technician. Thanks, -Jared

Member Payment Dependent Notes Series 580346

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580346	$20,000	$20,000	21.64%	1.00%	September 21, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580346. Member loan 580346 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Schlumberger Oilfield Services	Debt-to-income ratio:	8.00%
Length of employment:	7 years	Location:	Spring, TX

Home town:
Current & past employers:	Schlumberger Oilfield Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I will be using the proceeds from this loan to consolidate debt - mainly credit cards. The consolidation will result in a savings of $300 per month of outgoing cash flow.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,957.00	Public Records On File:	1
Revolving Line Utilization:	99.60%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Schlumberger Oilfield Services and what do you do there?	Schlumberger (SLB.com) is the world's largest oilfield services company (Halliburton is 2nd). We provide oil and gas well drilling and cementing services for all major oil and gas companies throughout the world. I am a field specialist cementing supervisor working in the deepwaters of the Gulf of Mexico off the Louisiana coast. However, I live in the north Houston area (Spring, TX). You might have heard about oil well cementing in the news recently with the BP/Transocean/Halliburton oil spill. I work on a 14 day on/off rotation. The drillship I am assigned to is fully manned, and we are working on existing well projects. The moratorium issued in the Gulf by President Obama only affects new exploratory wells, not existing ones already proven to hold reserves with known hydrocarbon reservoir pressures. As such, the drillship I work on is still fully staffed and working.
Hi, I'm interested in funding your loan, but I have a few questions. 1) How much do you owe on your home? Mortgage HELOCs 2) How much is your home currently worth? Use zillow.com for a free estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example: Citi Visa $2000 balance, 23.9% APR, $200 per month. 4) What was the public record 116 months ago? There are hundreds of people applying for funding, we see only a condensed credit report and it's hard to decide who to fund. I appreciate your answering these questions as it helps me to decide. Sincerely, -LL Herndon, VA	I owe $190,000 on my home. The home is currently worth between 194k-212k according to Zillow.com. I am consolidating me and my wife's credit card debt which together totals about 20k. The total credit card payments are around $790 per month and the loan that I am requesting will allow me to reduce this monthly payout by nearly $260-$300 per month. I am not behind on any bills, just refinanced my home two weeks ago which reduced my mortgage payment by $300 dollars a month. All credit accounts are in good standing. I also have a reserve cash safety net saved up in a savings account for emergency use (car repairs, etc).
- please describe the debts, including APR, amount owed, and monthly payment amount for each. - are you the sole wage earner? If not, please describe the amounts other earners bring in. - The debt shown on the credit report is only 9k but you're asking for 25k. What do you plan to do with the remaining money? - What is your monthly budget? Please detail your expenses. - How much do you save each month? Do you plan to increase this? - Do you have a plan to reduce dependency on debt? Please be specific.	Chase Credit Card - $5500 @ 21% - $155 month Chase Credit Card - $3672 @ 21% - $99 month HSBC - $4900 @ 14.99% - $130 month Wife's Bank of America $4700 @ 23% - $140 month Wife's Chase - $3600 @ 24.99% - $136 month Wife's Chase (2) - $2400 @ 18.9% - $124 month Wife is an administrative clerk with Klein Independent School District in Spring, TX. I plan to close the accounts I pay off with the loan. I save about $300 a month right now and am focused on paying my credit card balances off (hopefully reduce all to one payment with the loan from lending club). I plan to save more if I can reduce my monthly credit card payments from $790 to $550 +/- with the loan from lending club.
My questions: (1) What is current position (Job/What you do) for employer Schlumberder Oilfield Co? (2) Transunion Credit Report shows $10,957 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $10,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I have already answered these questions and they should be visible to all registered lenders from my previous post. However, I only have a first mortgage, no HELOC or 2nd mortgage. Mortgage balance is 190k and Zillow.com estimates the fair market value between 194k - 214k. My mortgage and all credit accounts (including wife's) are in good standing with no delinquencies or late payments. In fact, I just refinanced my home two weeks ago and lowered my montly payment by $280 per month with a 4.75 percent loan ... down from 6.375. I am requesting a 20k loan because I will pay off my credit cards as well as my wife's which together total 20k. The list of cards, balances, and interest rates should be visible in my previous post. Between my wife's cards and my own, we pay about $800 per month. With the Lending Club loan, we would be saving around $300 per month. I plan to pay the loan off in 3 years, but the first two years I will be paying what the loan terms call for. I am a field service supervisor in the oil well cementing division of Schlumberger. I have been employed with them for 7 years, work offshore on a 14 day on/off rotation, and work in the deepwaters of the Gulf of Mexico. As I posted earlier, the drillship I work on is still fully manned and working on existing well projects. The moratorium in the Gulf only applies to new exploratory wells with no kown hydrcarbon reservoir pressures.
The monthly gross income you listed -- is that yours only or does it also include your spouse?	The income I listed is mine only. My wife just started working part time as an administrative clerk for the Klein Independent School District in Spring, TX about three weeks ago with a monthly income of $1200 per month before taxes and deductions.
Please contact Lending Club (support@lendingclub.com) to send in you income verification. You will receive many more lenders!	I have already done so by submitting my past two years' income tax reports and employer verification info.
lendingclub is not showing your income as verified -- you might call them to see what's the delay	Thanks for the info. I will check with them to see what the status is. I submitted the information they requested two days ago.
What was the public record and what has changed since?	Can you be more specific when you state "public record? Are you refering to my credit report?

Member Payment Dependent Notes Series 580367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580367	$2,500	$2,500	11.86%	1.00%	September 15, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580367. Member loan 580367 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Miller Publishing	Debt-to-income ratio:	3.28%
Length of employment:	7 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Miller Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > I have a full time well paying job with direct deposit. I've been with my company 7 years. I pay my bills on-time every month. Just want to consolidate and pay-off come small credit cards.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,426.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Miller Publishing and what do you do there?	Miller Publishing publishes magazines. We own TENNIS and SMASH magazines, and we provide marketing services for VIBE and UPTOWN magazines.

Member Payment Dependent Notes Series 580373

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580373	$4,000	$4,000	13.98%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580373. Member loan 580373 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Statye of Michigan Dept of Corrections	Debt-to-income ratio:	24.12%
Length of employment:	4 years	Location:	Little Lake , MI

Home town:
Current & past employers:	Statye of Michigan Dept of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,719.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 580378

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580378	$7,000	$7,000	7.51%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580378. Member loan 580378 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,767 / month
Current employer:	FCI Constructors, Inc.	Debt-to-income ratio:	21.71%
Length of employment:	4 years	Location:	Durango, CO

Home town:
Current & past employers:	FCI Constructors, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,821.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is FCI Constructors, Inc. and what do you do there?	They are a general contractor construction firm that builds commerical buildings. I am a supervisor on the jobsites that handles paperwork and coordinating manpower.

Member Payment Dependent Notes Series 580416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580416	$3,000	$3,000	13.61%	1.00%	September 16, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580416. Member loan 580416 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	CarMax	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	CarMax
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	20
Revolving Credit Balance:	$42.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CarMax?	I'm a Buyer. I purchase inventory from off-site auctions and in-store customers, manage pricing, and run our wholesale business.

Member Payment Dependent Notes Series 580432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580432	$2,500	$2,500	16.45%	1.00%	September 16, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580432. Member loan 580432 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,600 / month
Current employer:	US Army	Debt-to-income ratio:	19.85%
Length of employment:	10+ years	Location:	Troy, AL

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	54
Revolving Credit Balance:	$23,940.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 580448

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580448	$2,550	$2,550	11.86%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580448. Member loan 580448 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	CE Safes	Debt-to-income ratio:	12.65%
Length of employment:	5 years	Location:	lehigh acres, FL

Home town:
Current & past employers:	CE Safes
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	70
Revolving Credit Balance:	$4,915.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CE Safes and what do you do there?	It is a security company that specializes in gun safes and commercial safes. I am the Manager/sales/installer

Member Payment Dependent Notes Series 580534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580534	$6,000	$6,000	14.84%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580534. Member loan 580534 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	24 hour fitness	Debt-to-income ratio:	11.28%
Length of employment:	8 years	Location:	spring, TX

Home town:
Current & past employers:	24 hour fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	44
Revolving Credit Balance:	$1,026.00	Public Records On File:	0
Revolving Line Utilization:	60.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at 24 hour fitness?	I am an operations manager. I have been in this position with this company for over 8 years as well.

Member Payment Dependent Notes Series 580549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580549	$5,200	$5,200	13.23%	1.00%	September 16, 2010	September 27, 2015	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580549. Member loan 580549 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	KPMG	Debt-to-income ratio:	6.74%
Length of employment:	3 years	Location:	los angeles , CA

Home town:
Current & past employers:	KPMG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	40
Revolving Credit Balance:	$522.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at KPMG?	Senior Auditor
Hello and welcome to Lending Club! Could you please give us details as to the types of debts, APR's, total amounts, and monthly payments you are looking to consolidate? Thanks and good luck!	Two credit card balances for $2,320 and $3,150 with APR of 19% and 16% respectively.
What are the interest rates of the debts you are consolidating?	Cards are still active

Member Payment Dependent Notes Series 580598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580598	$8,825	$8,825	11.49%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580598. Member loan 580598 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	TracyLocke	Debt-to-income ratio:	21.10%
Length of employment:	< 1 year	Location:	trumbull, CT

Home town:
Current & past employers:	TracyLocke
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Thanks for reviewing! I simply have not gotten out from under my college debt as fast as I'd hoped over the past three years, even though I've held a steady job since graduating. This loan puts an end to the revolving credit card debt, and gets me on a structured (and reduced in sum) monthly payment, so I can finally focus on saving to purchase my first house.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,258.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TracyLocke and where did you work prior to that?	I'm on the account portion of the team, so I handle a specific set of clients' marketing plans, including day-to-day creative requests, related budgets, timelines, etc. I was at Ryan Partnership before this, in a similar account role for the past 3 years and was ready for a change! Thanks again.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. List the debt to be consolidated. 3. Identify the two credit inquiries shown as occurring within the last six months. Thank you in advance for your response.	1.) Monthly Expenses: a. Car Loan - $345 b. Credit Card Minimums - $296 total (I pay above the mins whenever possible) c. Rent - $200 (live with accommodating parents) d. Phone - $70 2.) Debt to be consolidated (Please Note: I am applying for this loan to close out 3 of my 4 active cards, as the 4th is 0% APR for the next 10 months): a. Credit Card I: $4315.35 b. Credit Card II: $3323.53 c. Credit Card III: $745.54 3.) Within the past 6 months, I explored car loan refinance options as well as a mortgage prequalification. Thanks, hope this helps!

Member Payment Dependent Notes Series 580610

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580610	$5,000	$5,000	11.86%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580610. Member loan 580610 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	heritage cadillac	Debt-to-income ratio:	9.30%
Length of employment:	2 years	Location:	lawrenceville, GA

Home town:
Current & past employers:	heritage cadillac
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,833.00	Public Records On File:	1
Revolving Line Utilization:	82.90%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at heritage cadillac and where did you work prior to that?	I am the used car manager, In charge of 8 salespeople and a 1.5 million dollar inventory. Prior to that i was the used vehicle director at hubert vester honda. I have been in upper level mgmt in the auto industry for over 20 years.

Member Payment Dependent Notes Series 580618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580618	$3,000	$3,000	11.12%	1.00%	September 20, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580618. Member loan 580618 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Walt Disney World Resorts	Debt-to-income ratio:	15.35%
Length of employment:	5 years	Location:	Windermere, FL

Home town:
Current & past employers:	Walt Disney World Resorts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 580686

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580686	$4,000	$4,000	11.12%	1.00%	September 15, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580686. Member loan 580686 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	DCF	Debt-to-income ratio:	11.73%
Length of employment:	10+ years	Location:	SAYVILLE, NY

Home town:
Current & past employers:	DCF
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,680.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of your loan?	To pay off the rest of our wedding expenses, which is on October 10th, 2010.

Member Payment Dependent Notes Series 580717

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580717	$5,500	$5,500	13.23%	1.00%	September 17, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580717. Member loan 580717 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Superior Tank	Debt-to-income ratio:	21.95%
Length of employment:	5 years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	Superior Tank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I will use this loan to pay off 1/3 of my credit card debt, while paying off the rest with money set aside from my parents for a rainy day. It's pouring now that I have a child. I've always payed off my loans, from my loan to purchase my vehicle to other loans. I have never, not once, missed a payment for anything, from cellphone, child support to credit card. That's something I take pride in. Sure, I find myself in a bind with debt, but I have always climbed out. Thank you for your time and hope all goes well with this new venture.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,905.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have one credit card that needs to be paid off. It's balance is $16,000. I was hoping to get a loan of that much. I will apply the loan to that credit card. That way, they will charge less for financing. Paying the loan and the credit card off at the same time is still cheaper than just paying off the credit card alone.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Nothing.

Member Payment Dependent Notes Series 580796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580796	$12,800	$12,800	7.88%	1.00%	September 21, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580796. Member loan 580796 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	McKinney ISD	Debt-to-income ratio:	10.70%
Length of employment:	7 years	Location:	Sherman, TX

Home town:
Current & past employers:	McKinney ISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	32
Revolving Credit Balance:	$405.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at McKinney ISD?	I am a first grade teacher in a Title 1 school.
Hi, please elaborate on the debts you are refinancing (type, amount interest rate appreciated), thanks	I have a credit card that I had put some college classes and books on after getting divorced. I went from debt free to in debt.

Member Payment Dependent Notes Series 580816

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580816	$7,200	$7,200	7.88%	1.00%	September 17, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580816. Member loan 580816 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	alabama state docks	Debt-to-income ratio:	6.56%
Length of employment:	3 years	Location:	MOBILE, AL

Home town:
Current & past employers:	alabama state docks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I am using this money to pay off a higher interest loan that I got to buy a hang glider. I have never missed a payment in my life. My credit score is between 790 and 800 depending on which reporting agency you check. My bank wants to charge 13%! So I will give this a shot first.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,305.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Provide the principal and interest rate of loan to be paid off with this loan. 3. Estimate how long you plan to carry this loan. Thank you in advance for your response.	House- 671 taxes- 500.00 per year insurance-1000.00 per year Rental House- 320.00 Rental income 450.00 credit card- 120.00 credit line-100.00 The credit card payment will be gone when I am finished with my house construction, some time in november. The balance of the hang glider is 3195.00 @ 18%. I will add a harness, parachute and helmet to that which will bring me to 6500.00 to 6800.00 depending on what brand/deals I can find. honestly I do not plan on carrying this loan the whole term. I will pay what ever extra I can.

Member Payment Dependent Notes Series 580887

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580887	$6,000	$6,000	7.14%	1.00%	September 17, 2010	September 27, 2013	September 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580887. Member loan 580887 was requested on September 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	City Grid Media	Debt-to-income ratio:	5.16%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	City Grid Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/13/10 > Time to pay down remaining credit card debt. Consolidating into this personal loan to guarantee complete reduction in 36 months or less. Stable income well above monthly expenses (including discretionary budget) allows me to make this payment each month from savings.

A credit bureau reported the following information about this borrower member on September 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,523.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 580913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580913	$2,800	$2,800	11.49%	1.00%	September 16, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580913. Member loan 580913 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	home depot	Debt-to-income ratio:	0.75%
Length of employment:	4 years	Location:	LANCASTER, CA

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > need to fix up my home

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	46
Revolving Credit Balance:	$175.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 580950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580950	$2,000	$2,000	11.49%	1.00%	September 16, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580950. Member loan 580950 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Christus Santa Rosa	Debt-to-income ratio:	22.77%
Length of employment:	< 1 year	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	Christus Santa Rosa
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,632.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Christus Santa Rosa and where did you work prior to that?	Advanced Medical imaging, xray tech for three years
Why do you need this loan? We are all individuals who worked hard for their money to help others who need it through loans investment. Please give us as much information as possible.	My fiancee is in school 3 more months, we ran a little short on funds until she can graduate in december and work full time again. a loan would help our family make it until then.
What do you do at your job?	I am a registered radiographer and cat scan technologist.

Member Payment Dependent Notes Series 580982

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580982	$4,000	$4,000	17.93%	1.00%	September 17, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580982. Member loan 580982 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	sierra army depot	Debt-to-income ratio:	18.70%
Length of employment:	< 1 year	Location:	SUSANVILLE, CA

Home town:
Current & past employers:	sierra army depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > my family and I wants this loan for a boat. I have never been late on any payments I am a federal employee.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,391.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the sierra army depot and where did you work prior to that?	Type your answer here. industrial painter before that i was a firefighter

Member Payment Dependent Notes Series 580992

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
580992	$5,000	$5,000	14.84%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 580992. Member loan 580992 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	6.61%
Length of employment:	10+ years	Location:	Littleton, CO

Home town:
Current & past employers:	United Parcel Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > This loan is needed for an unexpected legal expense. Your cooperation in greatly appreciated. Thank you.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	17
Revolving Credit Balance:	$5,446.00	Public Records On File:	1
Revolving Line Utilization:	51.90%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at United Parcel Service?	Type your answer here. I have been a delivery driver for UPS for 28 years.
I'm interested in funding you loan, but I'd like to see a verified income first. Would you be willing to contact Lending Club for details on how to do this? Thanks!	Type your answer here. That would be fine with me.

Member Payment Dependent Notes Series 581004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581004	$5,000	$5,000	14.72%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581004. Member loan 581004 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Moe Quality Enterprise	Debt-to-income ratio:	4.32%
Length of employment:	4 years	Location:	KISSIMMEE, FL

Home town:
Current & past employers:	Moe Quality Enterprise
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,197.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Moe Quality Enterprise and what do you do there?	Moe Quality Enterprise is a cabinet company. I do sales and install cabinets.
Hello, I'd like to ask what you plan on using this loan's proceeds for?	I answered this question yesterday.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Explain the loan purpose. If the loan is to be used for debt consolidation, provide the principal and interest rate of the loan(s) to be paid off with this loan. 3. Estimate how long you plan to carry this loan. Thank you in advance for your response.	1-$750 a month. 2- I answered that question yesterday.3-I will repay soon as possible.
Hello. What are you requesting this loan for?	I answered this question two days ago. Thank you, Maurice Jones
What is this loan for, personal is not much of a description...	I answered this question two days ago. Thank you, Maurice Jones

Member Payment Dependent Notes Series 581008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581008	$2,500	$2,500	7.88%	1.00%	September 20, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581008. Member loan 581008 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Division 9 Flooring	Debt-to-income ratio:	4.93%
Length of employment:	4 years	Location:	Edmonds, WA

Home town:
Current & past employers:	Division 9 Flooring
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,118.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the home improvement? What is your job position?	I am replacing some flooring in our Condo with tile and tiling our tub surround. I estimate for a commercial flooring company.

Member Payment Dependent Notes Series 581063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581063	$1,500	$1,500	7.14%	1.00%	September 16, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581063. Member loan 581063 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	RDK	Debt-to-income ratio:	19.40%
Length of employment:	2 years	Location:	tulsa, OK

Home town:
Current & past employers:	RDK
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Debt consolidation

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$231.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 581093

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581093	$10,000	$10,000	16.82%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581093. Member loan 581093 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	berkeley police department	Debt-to-income ratio:	9.52%
Length of employment:	10+ years	Location:	st louis, MO

Home town:
Current & past employers:	berkeley police department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,293.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job with the berkeley police department?	I'm a police officer for the City Of Berkeley. I have been a police officer for 16yrs.
I'm interested in funding your loan, but I'd like to see a verified income first. Would you be willing to contact Lending Club for details on how to do this? Thanks!	Yes
your credit report shows debt of $1,000, what will you be doing with the remaining 9K?	Debit consoildated
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	credit one bank alliance cu loan merrick bank Hsbc Master Card HSBC Visa HSBC Discover Card Chase Credit Card
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Merrick Bank 1000 HSBC Visa 1500 HSBC Master 2000 HSBC Discover 2000 HSBc Master 4500 Chase Card 2000

Member Payment Dependent Notes Series 581104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581104	$15,000	$15,000	7.88%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581104. Member loan 581104 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	ISD #11	Debt-to-income ratio:	1.52%
Length of employment:	6 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	ISD #11
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > We are looking to finish our basement and with most homes that are 6 years old our equity has disappeared because of the housing market. My husband and I have a combined household income of $145k a year and have been late on a payment for anything. We felt this was a good option for a loan rather then draining our savings. Thank you for your consideration! Borrower added on 09/14/10 > Sorry for the typo meant to say we have NOT ever been late on a payment

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,167.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ISD #11 and what do you do there?	Independent School District 11-Tenured Elementary Teacher
Will the 24,000 cover the entire cost of finishing the basement?	Yes it will be finished. We had half of it finished about three years ago with a home equity line of credit. We then paid that off and when we refinanced our home we closed that line of credit. That's how we ended up at Lending Club. Thanks for the question!
Thank you for your prompt responses. Your credit profile looks good. I know there is no way perfect way to predict when emergency expenses will come up, especially on houses - but are you aware of any other major expenses, with the house or anything else, that you are currently planning on, or planning on in the near future?	No we really don't have any expected expenses coming up. Both of our vehicles will be paid off in February so we will have an additional $650 available in early 2011. We also have 6-9 months of living expenses in liquid investments should an emergency arise.
What were each of the recent credit inquiries for? What grades do you teach?	We were looking at possibly doing a refinance of our mortgage earlier this summer, and that is the reason for the two inquiries. I teach 2nd grade.

Member Payment Dependent Notes Series 581113

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581113	$8,000	$8,000	11.12%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581113. Member loan 581113 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,760 / month
Current employer:	Hankins Services Inc	Debt-to-income ratio:	24.72%
Length of employment:	5 years	Location:	Liberty, MO

Home town:
Current & past employers:	Hankins Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,167.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Hankins Services Inc and what do you do there?	Hankins Services is a commercial roofing and architectural sheet metal company. I am a project manager for the sheet metal department.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Yes, a pay raise in July. I also refinanced my vehicle in August which has reduced my monthly payment by $125. I am also using self control by spending money on needs and not on wants.

Member Payment Dependent Notes Series 581115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581115	$9,000	$9,000	6.76%	1.00%	September 17, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581115. Member loan 581115 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	United Bankers' Bank	Debt-to-income ratio:	0.59%
Length of employment:	4 years	Location:	Brooklyn Park, MN

Home town:
Current & past employers:	United Bankers' Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Adding new appliances to our home. I have a monthly income of $7,000 not including annual bonus and have never been late on any payments. Borrower added on 09/14/10 > I am adding new appliances to my home. I have a monthly income of $7,000 not including annual bonus and have never missed a payment for any obligation.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,820.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at United Bankers' Bank?	I manage the insurance agency.

Member Payment Dependent Notes Series 581124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581124	$2,400	$2,400	11.49%	1.00%	September 17, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581124. Member loan 581124 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	USAF	Debt-to-income ratio:	24.23%
Length of employment:	6 years	Location:	apo, NY

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I am paying off 3 high interest credit cards. I am currently serving overseas in the Air Force. I live in base housing and actually dont pay rent. The Air Force gives me an extra $1,000 a month for rent, and then i turn around and pay the AF right back. They wouldnt let me put $0 in the rent space.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	44
Revolving Credit Balance:	$5,690.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the Air Force?	I recently re-enlisted untill 2016, which will put me at 12 years total . I plan on doing my 20 and then getting out. I have 2 kids and with the job market and health care costs it would be irresponsible for me to try and job-hunt and then end up getting hired at an entry level job at this point.

Member Payment Dependent Notes Series 581150

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581150	$3,600	$3,600	13.98%	1.00%	September 17, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581150. Member loan 581150 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,900 / month
Current employer:	Best Buy	Debt-to-income ratio:	4.84%
Length of employment:	2 years	Location:	Miami, FL

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Responsible Full-Time Student and Employee who need some extra money to have reliable transportation to and from work. Reliable income and great credit history.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,751.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Best Buy and where did you work prior to that?	Just got a new job at AT&T full-time. I was working as a salesman at best buy as a home theater and appliances.

Member Payment Dependent Notes Series 581252

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581252	$3,500	$3,500	11.49%	1.00%	September 16, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581252. Member loan 581252 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	ford motor co.	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	tipton, MI

Home town:
Current & past employers:	ford motor co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > i am upgrading my heat and a/c system in order to take advantage of the $1500 tax rebate for 2010 and to make this investment as a selling feature to my home.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	37
Revolving Credit Balance:	$34,944.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 581258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581258	$9,000	$9,000	7.51%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581258. Member loan 581258 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Phillips Plastics	Debt-to-income ratio:	10.23%
Length of employment:	< 1 year	Location:	New Richmond, WI

Home town:
Current & past employers:	Phillips Plastics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > We are consolidating 3 credit cards into one monthly payment. This will allow us to pay off all our consumer debt within 3 years.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,854.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Phillips Plastics and where did you work prior to that?	I am a Senior Project Engineer with Phillips Plastics. Prior to this position, I spent 6 years with WhiteBoard Product Solutions as Engineering Manager. We moved from Minnesota to Wisconsin to be closer to family. Thank you for your consideration.
Hello, I am considering funding your loan. Please answer these questions to assist in my decision: 1) What is Phillips Plastics and what do you do there? 2) What is the total balance of the mortgage loans and any HELOC you owe on your home? 3) What is the current market value of your home? (use zillow.com if unsure) 2) What is the balance and rate of the debt you will be consolidating with this loan? 3) What steps (if any) will be taken to avoid accruing more debt in the 3 year term of this loan? Thank You	Thank You. I am a Senior Project Engineer with Phillips Plastics. We just purchased our home for $167K in June. Mortgage Rate at 4.5%. We will not be using any credit cards for purchases. Our goal is consumer debt free in three years. Using Lending Club was a concious decision to eliminate debt within specific time period. Credit Card 1: $1100 (17.9%) Credit Card 2: $1005 (18.9%) Credit Card 3: $6400 (8.75%)
You show your total credit card debt of approx. $7500, yet you're asking for a loan of $9000 for 'credit card consolidation.' What's the extra $1500 to be used for?	There are 3 credit cards that add up to approx. $8500 plust the lending club origination fee. I think Lending Club only offered certian increments for funding as well. Although I'm new to this. The other options were $6k or $12k. Thanks.

Member Payment Dependent Notes Series 581266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581266	$10,000	$10,000	14.72%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581266. Member loan 581266 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	encore rehabilitation	Debt-to-income ratio:	22.73%
Length of employment:	3 years	Location:	alliance, OH

Home town:
Current & past employers:	encore rehabilitation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > attempting to pay off an unexpected amount of over a thousand on an utility bill, as well as to consolidate some credit cards into one payment.Credit cards have been destroyed with the plan to be free of credit card debt.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	70
Revolving Credit Balance:	$10,295.00	Public Records On File:	1
Revolving Line Utilization:	94.40%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you close your credit cards once this loan is funded?	I have already destroyed my cards by shredding them, I'm not closing the accounts as my understanding it can improve my credit report by showing credit availabe ( unless my understanding is incorrect), but I do not plan to request any further cards to replace the ones I have destroyed.

Member Payment Dependent Notes Series 581288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581288	$3,000	$3,000	13.98%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581288. Member loan 581288 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	jesses pizza	Debt-to-income ratio:	23.96%
Length of employment:	1 year	Location:	rosamond, CA

Home town:
Current & past employers:	jesses pizza
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > consolidating credit cards to avoid high intrest rate and fees

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,714.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 581317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581317	$6,500	$6,500	10.38%	1.00%	September 20, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581317. Member loan 581317 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	City of San Clemente	Debt-to-income ratio:	10.02%
Length of employment:	10+ years	Location:	San Clemente, CA

Home town:
Current & past employers:	City of San Clemente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Pay off medical and credit card bill.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$718.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
the credit history only shows 718 balance yet you're asking for 6500...please clarify. Thx.	I took out a loan recently for $2600.00 with very high interest rate to help pay off some the medical bills. I also have an additonal $1,800.00 of medical payments that insurance is not going to pay. Lastly there is another medical bill pending with my insurance for $889.00 so I may need to pay this as well.
1 - How much is your medical bill and the credit card debt along with the interest rate? 2. Can your verify income-employment, you can submit documentation to lendingclub by contacting through email/phone ((support@lendingclub.com 866-754-4094))?	Approximately $5,800 to $6,000 and the credit service department hasn't requested my income verification.

Member Payment Dependent Notes Series 581329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581329	$5,600	$5,600	13.98%	1.00%	September 21, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581329. Member loan 581329 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Carl Zeiss IMT	Debt-to-income ratio:	9.23%
Length of employment:	5 years	Location:	Yorkville, IL

Home town:
Current & past employers:	Carl Zeiss IMT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,171.00	Public Records On File:	1
Revolving Line Utilization:	93.20%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Explain the home improvements this loan will fund. 3. Identify the two credit inquiries shown as occurring within the last six months. 4. Estimate how long you plan to carry this loan. Thank you in advance for your response.	1. $2600 2 Morgages (2 houses), 400 Auto Loan, 400 Credit card payments, 300 Utilities, 250 daycare, 500 groceries. 2. On the house we are trying to sell, it would replace the flooring and paint the walls. We have a interested person to rent to own. 3. One credit inquiry was for a re-finance on the auto loan. Not sure one the 2nd. 4. 4 years
Thank you for your previous response. One additional question I forgot to ask is - Can you please describe your role at Carl Zeiss IMT?	I am a Coordinate Measuring Machine System Specialist field service technician with over 20 years in this industry.

Member Payment Dependent Notes Series 581347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581347	$1,200	$1,200	7.88%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581347. Member loan 581347 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Piedmont Airlines	Debt-to-income ratio:	15.96%
Length of employment:	6 years	Location:	SALISBURY, MD

Home town:
Current & past employers:	Piedmont Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,212.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 581359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581359	$7,300	$7,300	7.88%	1.00%	September 17, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581359. Member loan 581359 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,090 / month
Current employer:	The Ritz-Carlton South Beach	Debt-to-income ratio:	11.78%
Length of employment:	7 years	Location:	Miami Beach, FL

Home town:
Current & past employers:	The Ritz-Carlton South Beach
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,459.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position at your job? Your cc debt shows about 14,000, so you are only paying off half?	Thank you for your question. I am a GeneralAccountant in payables for hotel vendors, receivables for wholesalers, and monthly reconciliation of liablitlies at a luxury brand hotel. I have three cards in total. Two comprise about 6K and have low interest rates. The one I am trying to refinance for $7300 has an apr of 28% and although I pay $300 a month, more than half goes to interest. Hence the refinance loan request. I pay between 400 and 500 a month in credit card debt as I am trying to pay everything off in 3 years. The current bank interest rate is making that near impossible.
I am interested in funding your loan, but before doing so, I would like to see your response to the following items: 1. List your monthly expenses. 2. Estimate how long you plan to carry this loan. Thank you in advance for your response.	Thank you for your question. I am sorry but it seems my loan was fully funded since I last went online and did not get to answer your question before it closed.

Member Payment Dependent Notes Series 581383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581383	$5,000	$5,000	16.45%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581383. Member loan 581383 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Dish Network	Debt-to-income ratio:	13.51%
Length of employment:	3 years	Location:	Apache Junction, AZ

Home town:
Current & past employers:	Dish Network
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	48
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you going to do with the money?	Hi, Im planning on helping my family get out of debt and back on track.

Member Payment Dependent Notes Series 581394

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581394	$5,000	$5,000	13.23%	1.00%	September 21, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581394. Member loan 581394 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,280 / month
Current employer:	Engle Printing	Debt-to-income ratio:	6.46%
Length of employment:	10+ years	Location:	Mohnton, PA

Home town:
Current & past employers:	Engle Printing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	51
Revolving Credit Balance:	$7,428.00	Public Records On File:	1
Revolving Line Utilization:	28.40%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.This loan is actually a catch up loan to pay my property taxes on time and some medical bills owed. I plan to pay this off with my income tax funding around March 2011.
How do you know you will be getting a tax refund in March 2011?	Type your answer here.I have always go a refund. My job allows me to claim expenses and I also have 2 kids and mortgage interest.

Member Payment Dependent Notes Series 581421

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581421	$4,750	$4,750	16.32%	1.00%	September 21, 2010	September 28, 2015	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581421. Member loan 581421 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,340 / month
Current employer:	Mario's Restaurant	Debt-to-income ratio:	24.57%
Length of employment:	1 year	Location:	READING, PA

Home town:
Current & past employers:	Mario's Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,532.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 581435

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581435	$4,500	$4,500	14.72%	1.00%	September 17, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581435. Member loan 581435 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Dreaming Summit Animal Hospital	Debt-to-income ratio:	8.56%
Length of employment:	3 years	Location:	Avondale, AZ

Home town:
Current & past employers:	Dreaming Summit Animal Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > I have 3 cards that are carrying a 29.99% APR. I would like a lower APR

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,865.00	Public Records On File:	1
Revolving Line Utilization:	76.00%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	HSBC Mastercard - $700.00 Applied Bank - $1500.00 Kohl's - $900.00 Homedepot - $300.00

Member Payment Dependent Notes Series 581439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581439	$6,000	$6,000	7.14%	1.00%	September 20, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581439. Member loan 581439 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,250 / month
Current employer:	favarh	Debt-to-income ratio:	4.04%
Length of employment:	4 years	Location:	bloomfield, CT

Home town:
Current & past employers:	favarh
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > Consolidating two debts.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,630.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is favarh and what do you do there?	Favarh is a company that helps people with disabilities get the most out of life. I am a day service instructor there.

Member Payment Dependent Notes Series 581481

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581481	$2,000	$2,000	15.58%	1.00%	September 21, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581481. Member loan 581481 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Farm Fresh To You	Debt-to-income ratio:	2.68%
Length of employment:	1 year	Location:	FOLSOM, CA

Home town:
Current & past employers:	Farm Fresh To You
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Debt cancelation and to repair my credit.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	49
Revolving Credit Balance:	$1,258.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Farm Fresh To You and where did you work prior to that?	We deliver organic fruits and vegetables to the home or office. I am the supervisor for the email team. We answer emails from customers who may have a concern, questions or a complaint. I worked at Rock Valley College as a student worker for three years. The office was responsible for the organization of the building. As well as, assisted faculty, employees and students.

Member Payment Dependent Notes Series 581501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581501	$1,500	$1,500	10.38%	1.00%	September 21, 2010	September 28, 2013	September 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581501. Member loan 581501 was requested on September 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Forest Park Hospital	Debt-to-income ratio:	5.18%
Length of employment:	10+ years	Location:	St Louis, MO

Home town:
Current & past employers:	Forest Park Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/14/10 > This a chance for me to get out of debit and be a good steward of al that god BLESSED US WITH.

A credit bureau reported the following information about this borrower member on September 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$150.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 581623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581623	$2,500	$2,500	13.61%	1.00%	September 17, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581623. Member loan 581623 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	914th US AIR FORCE	Debt-to-income ratio:	17.74%
Length of employment:	10+ years	Location:	niagara falls, NY

Home town:
Current & past employers:	914th US AIR FORCE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Have a very stable job... been at the same job for 23 years. Need extra money to help with personal expenses.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	44
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 581726

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581726	$3,000	$3,000	13.61%	1.00%	September 21, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581726. Member loan 581726 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,792 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	8.82%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Credit Suisse
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,293.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Credit Suisse?	Executive Assistant

Member Payment Dependent Notes Series 581773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581773	$7,000	$7,000	10.75%	1.00%	September 17, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581773. Member loan 581773 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	East Clairemont Southern Baptist Church	Debt-to-income ratio:	23.50%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	East Clairemont Southern Baptist Church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > We are working to pay down our credit card debt. We made the mistakes most young people make when they receive their first credit cards. We've since come to a full understanding of our need to pay off the high interest debt as quickly as we can to provide for our children. We accept responsibility for our youthful misadventures and are working diligently to correct these errors. We are hoping for lower interest loans to help us make better progress on the amount owed. High interest is frustrating and the lack of progress is daunting. Thank you for understanding and trusting us to make this right.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,271.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please list balances and interest rates for each debt you plan to repay with this loan. thanks.	One credit card has a balance of $2500 and the other has a balance of $4500. Both have interest rates of 29.99%.

Member Payment Dependent Notes Series 581792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581792	$5,500	$5,500	15.21%	1.00%	September 21, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581792. Member loan 581792 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	first commonwealth bank	Debt-to-income ratio:	22.69%
Length of employment:	< 1 year	Location:	NATRONA HEIGHTS, PA

Home town:
Current & past employers:	first commonwealth bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > To consolidate my credit cards

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,565.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on closing the credit cards after this loan is funded?	The only card of the 3 I plan on keeping is my american express card but absolutely only for emergencies. Working full time now and starting my life I am done using credit cards to pay for little things I don't need. I really just want to consolidate my credit cards and paying the monthly payment will be no problem at all. Thank you.

Member Payment Dependent Notes Series 581857

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581857	$10,000	$10,000	13.98%	1.00%	September 21, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581857. Member loan 581857 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Amazon.com	Debt-to-income ratio:	20.51%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Amazon.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > Credit Card Refinance to reduce interest on a portion of the balance from 20.24% APR to 13.98% APR.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,632.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 581871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581871	$6,000	$6,000	17.56%	1.00%	September 20, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581871. Member loan 581871 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	camden city police	Debt-to-income ratio:	14.88%
Length of employment:	10+ years	Location:	camden , NJ

Home town:
Current & past employers:	camden city police
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,349.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
All Lending club loans feature NO $ penalty for early payoff? You initially selected 5-years payment terms. In YEARS, realistically how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED6	Type your answer here.as long as possible 5yrs or maybe if things work out within the next 2yrs or so will at that time payoff loan .entire balance .

Member Payment Dependent Notes Series 581917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581917	$6,000	$6,000	11.49%	1.00%	September 21, 2010	September 29, 2015	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581917. Member loan 581917 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$65,000 / month
Current employer:	monument collision	Debt-to-income ratio:	0.27%
Length of employment:	5 years	Location:	north las vegas, NV

Home town:
Current & past employers:	monument collision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1972	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,415.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 581938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581938	$8,500	$8,500	15.58%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581938. Member loan 581938 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	cyr lumber	Debt-to-income ratio:	15.85%
Length of employment:	5 years	Location:	salem, NH

Home town:
Current & past employers:	cyr lumber
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	65
Revolving Credit Balance:	$979.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	I work in construction and my tools are in a cargo trailer. My existing trailer is not road worthy anymore. I need to purchase a new trailer.

Member Payment Dependent Notes Series 581960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581960	$2,800	$2,800	10.38%	1.00%	September 17, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581960. Member loan 581960 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Felician College	Debt-to-income ratio:	17.79%
Length of employment:	5 years	Location:	Newark, NJ

Home town:
Current & past employers:	Felician College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/15/10 > I am againfully employed catholic priest. I would like thisl oan in order to pay bills and get out out of debt quicker. The higheinterest of todays market is making it harder as intersts eats up payment

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	25
Revolving Credit Balance:	$10,052.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582088	$8,050	$8,050	14.72%	1.00%	September 21, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582088. Member loan 582088 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	FHI	Debt-to-income ratio:	2.87%
Length of employment:	1 year	Location:	Fairfax, VA

Home town:
Current & past employers:	FHI
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$3,667.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is FHI and what do you do there?	FHI is a global health and development organization whose science-based programs bring lasting change to the world's most vulnerable people. Our approach is rigorous and evidence-driven. Among our worldwide staff of 2,500 are leading physicians, scientists, and technical experts in health, development, and management. Our work is global in scale yet country-focused, with international offices staffed by local professionals. Since 1971, we have worked with 1,400 partners in 125 countries, forging strong relationships with governments, diverse organizations, the private sector and communities. By applying science to programs, FHI is helping countries make measurable progress against disease, poverty, and inequity???improving lives for millions. I am a Senior Program Officer working on our international program management team. I provide project management support both from DC and in coutry to our programs (design, management, implementation, capacity building).

Member Payment Dependent Notes Series 582241

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582241	$7,000	$7,000	7.51%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582241. Member loan 582241 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	AGIA	Debt-to-income ratio:	11.25%
Length of employment:	3 years	Location:	Santa Barbara, CA

Home town:
Current & past employers:	AGIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > The purpose of this loan is to consolidate two credit cards that have ridiculous APR % rates. I have a steady job and will be able to pay back the single leanding club loan on a consistent basis. I have a rock solid job as an Online Marketing Manager since 2007.

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,798.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is AGIA and what do you do there?	Associated Group Insurance Administrators (AGIA) essentially manages the marketing and administration of supplemental insurance for affinity group clients to their respective membership base. NRA, MCA, Good Sam Club are a few of our clients. For more information visit www.agia.com. I am the Online Marketing Manager and am responsible for demand generation via web marketing channels; websites, email and landing page campaigns, automated online enrollment for insurance products, and more.

Member Payment Dependent Notes Series 582250

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582250	$4,000	$4,000	6.76%	1.00%	September 20, 2010	September 29, 2013	September 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582250. Member loan 582250 was requested on September 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,600 / month
Current employer:	Rael & Letson	Debt-to-income ratio:	3.50%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Rael & Letson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,450.00	Public Records On File:	0
Revolving Line Utilization:	14.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Rael & Letson and where did you work prior to that?	Hi, I am an Actuarial Analyst. I work in actuarial consulting for multi-employer and single-employer pension funds. Prior to that I worked at Visa in Project/Program Management. I changed careers as becoming an actuary was a goal of mine since college.
Hello, I am considering funding your loan. Please answer these questions to assist in my decision: 1) What is Rael & Letson and what do you do there? 2) What are the balance and rate of the debts you will be consolidating with this loan? 3) What steps (if any) will be taken to avoid accruing more debt in the 3 year term of this loan? Thank You	1) I am an Actuarial Analyst at Rael & Letson, working in actuarial consulting for pension funds. 2) 3,400 @ 13.99% & 590 @ 13.99% 3) I will be setting up a budget and getting rid of membership fees to things I don't really do anymore as well. Frugality is something I will strive towards as my lifestyle has begun to slow down and I am looking towards being eventually clear of debt and starting to save for the future. This loan will also give me more room to save for emergency spending (rather than putting it on a card). Thanks!

Member Payment Dependent Notes Series 582287

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582287	$6,000	$6,000	13.98%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582287. Member loan 582287 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PFS	Debt-to-income ratio:	2.20%
Length of employment:	6 years	Location:	AMBLER, PA

Home town:
Current & past employers:	PFS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	57
Revolving Credit Balance:	$3,719.00	Public Records On File:	1
Revolving Line Utilization:	39.10%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Philadelphia Floor Store Inc.?	IT

Member Payment Dependent Notes Series 582312

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582312	$9,000	$9,000	10.38%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582312. Member loan 582312 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	USAF	Debt-to-income ratio:	15.14%
Length of employment:	7 years	Location:	GLEN BURNIE, MD

Home town:
Current & past employers:	USAF
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > I am working on getting myself out of debt. My credit card amount listed is currently 17%. There is other bills i am paying off with this amount such as my wife's doctor bill and her credit card. I am working getting out of debt and consolidating bills is better than what is going on now. A lower interest loan will help me on the right track in getting closer to debt free.

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,789.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debts (amounts, interest rates) are you planning to consolidate with this loan? And since you are asking for $9000 when your credit history indicates $4789 in revolving debt, is there some other loan outstanding that is not included in the amount shown on the report?	my credit history is good have never been delinquent on any account. I have never had to have a co-signer on any loan. Just bought a house alone. I am handling the finances for my wife and me so I am paying off some things for both of us such as her doctor bill and credit card. The interest on the cards are higher than what is offered here. I am working on getting debt free and lowering my interest through a short term loan will help me make this goal.
Your credit report shows a delinquency 56 months ago, and yet you claim you have never been delinquent on any account. Please explain the discrepancy. Also please list what loans, to whom and the amounts owed that this Lending Club loan would pay off if funded. Thank you.	The delinquency was because of a miscommunication in what was due and when. I was at miltary training so my mother was getting the bills and helping me figure out when what was due. She told me this paticular student loan was not due for months. I did not pay it for those months until i got a call saying why is this not paid. I immediatlly sent the correct amount in to settle my debt.
I'm interested in funding your loan but could you please answer the following? What do you for USAF - do you hold a clearance? What is your pay grade and how long do you have left on your current contract? What are your intentions at your DEROS date - ETS or stay in? Thanks in advance.	i am a radio tech in the USAF and do currently hold a clearance. i am an E-5 and have three years left in. As of right now i plan on staying in for twenty which is 13 years from now.

Member Payment Dependent Notes Series 582515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582515	$10,750	$10,750	7.51%	1.00%	September 21, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582515. Member loan 582515 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Louises'	Debt-to-income ratio:	22.75%
Length of employment:	4 years	Location:	Brookfield, WI

Home town:
Current & past employers:	Louises'
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,198.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What debts do you plan to consolidate with this loan? Thanks.	I am looking to consolidate three prior loans that were taken out due to a medical emergency, into a lower interest single loan.
Please elaborate on your employment, thanks.	I work as a waiter and bartender, but I also receive a higher hourly wage as I am in a supervisor position.

Member Payment Dependent Notes Series 582524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582524	$1,500	$1,500	10.75%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582524. Member loan 582524 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.61%
Length of employment:	n/a	Location:	MILL VALLEY, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,366.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your source of income?	CalPers retirement and SS

Member Payment Dependent Notes Series 582560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582560	$2,500	$2,500	7.14%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582560. Member loan 582560 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,283 / month
Current employer:	Fidelity Investments	Debt-to-income ratio:	17.21%
Length of employment:	2 years	Location:	Clearwater, FL

Home town:
Current & past employers:	Fidelity Investments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, your CC balance is zero, is that accurate? thanks	It has an intramonth balance of 600. It's paid off on a monthly basis, which is why you see a $0 balance.

Member Payment Dependent Notes Series 582569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582569	$4,500	$4,500	11.86%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582569. Member loan 582569 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	State of California	Debt-to-income ratio:	23.92%
Length of employment:	5 years	Location:	Bakersfield, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > Credit Cards consolidation

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,246.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 582776

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582776	$4,800	$4,800	11.12%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582776. Member loan 582776 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Big Yellow Duck LLC	Debt-to-income ratio:	3.21%
Length of employment:	3 years	Location:	Long Island City, NY

Home town:
Current & past employers:	Big Yellow Duck LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	36
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you moving across town or across country? Will you be changing jobs as part of this move? Art	I will be moving across town. I will not be changing jobs.
What is it you do at your present employer's facility?	I am the facility manager, overseeing all facets of the business, including personnel management, account and project management, and client relations.

Member Payment Dependent Notes Series 582807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582807	$2,500	$2,500	7.88%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582807. Member loan 582807 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,045 / month
Current employer:	n/a	Debt-to-income ratio:	18.76%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,787.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582842

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582842	$2,000	$2,000	11.49%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582842. Member loan 582842 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Banner Health-Sonora Quest Labs	Debt-to-income ratio:	13.23%
Length of employment:	10+ years	Location:	Tempe, AZ

Home town:
Current & past employers:	Banner Health-Sonora Quest Labs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/16/10 > need loan to fix car that is in the shop

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	4
Revolving Credit Balance:	$7,526.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582846	$3,000	$3,000	11.86%	1.00%	September 20, 2010	September 30, 2013	September 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582846. Member loan 582846 was requested on September 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,958 / month
Current employer:	Robbins Brothers	Debt-to-income ratio:	23.43%
Length of employment:	3 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Robbins Brothers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,305.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 582886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582886	$2,000	$2,000	11.12%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582886. Member loan 582886 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,292 / month
Current employer:	Community Action of Greene Cty	Debt-to-income ratio:	21.60%
Length of employment:	4 years	Location:	SOUTH CAIRO, NY

Home town:
Current & past employers:	Community Action of Greene Cty
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > Home repairs, Old family pay backs, various bills. Good borrower means to be current in due dates and to be eager to complete loan payments in full. Stable and promoting position. Reliable employment and rewarding also, Helping the community with energy conserving of their homes. My wife budgets all bills do with Microsoft works and all are balanced accordingly. Approx. $350 a week towards bills.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	24
Revolving Credit Balance:	$2,375.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582892	$2,800	$2,800	13.61%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582892. Member loan 582892 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	National Labor Relations Board	Debt-to-income ratio:	13.08%
Length of employment:	1 year	Location:	New Orleans, LA

Home town:
Current & past employers:	National Labor Relations Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	42
Revolving Credit Balance:	$7,171.00	Public Records On File:	1
Revolving Line Utilization:	90.80%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain your bankruptcy from 9 years ago.	I was simply young, out on my own in the world, and had poor fiscal responsibility. I ended up getting in over my head and found it virtually impossible to dig myself back out. I filed bankruptcy with the intention of never putting myself in that position again. I personally paid my way through university (undergrad and grad school) including all expenses. I am applying for this loan in order to consolidate my higher interest credit card debt incurred related to my move for the career I began last summer.

Member Payment Dependent Notes Series 582917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582917	$5,000	$5,000	7.14%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582917. Member loan 582917 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Safilo USA	Debt-to-income ratio:	12.36%
Length of employment:	5 years	Location:	WHARTON, NJ

Home town:
Current & past employers:	Safilo USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Safilo USA and what do you do there?	We are one of the largest Distributors of designer Italian eyewear. We own Solstice sunglass boutique and I track over 150 stores nationwide to make sure employees are not stealing from us.
Why do you need a loan for home improvement if you rent?	My fiance is building our house and we are getting married 10/9/10. We can't live in the house until we finish. My fiance owns the house. I would love to be in the house when we come back from our honeymoon otherwise we won't be living together and that is not healthy. I want to help out in anyway that I can and this seems to be the best answer for right now.

Member Payment Dependent Notes Series 582937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582937	$5,000	$5,000	10.38%	1.00%	September 21, 2010	October 1, 2015	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582937. Member loan 582937 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,350 / month
Current employer:	catherines plus sizes	Debt-to-income ratio:	18.07%
Length of employment:	4 years	Location:	new brighton, MN

Home town:
Current & past employers:	catherines plus sizes
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/17/10 > I need the money to payoff two accounts plus moving expenses(damage deposit($400) plus first months rent($775) also to rent a moving truck. I have a;ways paid my debts and I need the loan asap. Borrower added on 09/17/10 > I need the note to pay off two accounts and to pay my damage deposit($400) and first months rent($775) and moving truck expense and other small things neede to move. I always pay my debts off. Borrower added on 09/17/10 > I am semi-retired that is why I work parttime. Retirement is for the birds. Borrower added on 09/18/10 > I am able to get this apartmentwhich is a 2bdrm for less than what I am paying right now for a 1bdrm. This will give my son his own room instead of sleeping in the lvrm. He lives with me because his job got cut from where he was employed.

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,211.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at catherines plus sizes?	I am an associate(sales person)for them. I work parttime as I am semi retired.

Member Payment Dependent Notes Series 582960

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582960	$1,500	$1,500	11.86%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582960. Member loan 582960 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,818 / month
Current employer:	Securitas Security Services, USA	Debt-to-income ratio:	9.68%
Length of employment:	2 years	Location:	Battle Creek, MI

Home town:
Current & past employers:	Securitas Security Services, USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$459.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 582987

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
582987	$6,000	$6,000	11.86%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 582987. Member loan 582987 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	1.91%
Length of employment:	3 years	Location:	Hartford, CT

Home town:
Current & past employers:	State of Connecticut
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,247.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Connecticut?	I am an Office Assistant working in the State Elections Enforcement Comission office.

Member Payment Dependent Notes Series 583041

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583041	$7,000	$7,000	7.14%	1.00%	September 21, 2010	October 1, 2013	October 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583041. Member loan 583041 was requested on September 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Linkhorst & Hockin, P.A.	Debt-to-income ratio:	12.57%
Length of employment:	2 years	Location:	West Palm Beach, FL

Home town:
Current & past employers:	Linkhorst & Hockin, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,013.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583337	$5,000	$5,000	7.14%	1.00%	September 21, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583337. Member loan 583337 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	Marie Welshinger	Debt-to-income ratio:	5.49%
Length of employment:	1 year	Location:	West New York, NJ

Home town:
Current & past employers:	Marie Welshinger
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,323.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583359	$3,000	$3,000	6.39%	1.00%	September 21, 2010	October 2, 2013	October 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583359. Member loan 583359 was requested on September 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	Proctor and Gamble	Debt-to-income ratio:	8.37%
Length of employment:	10+ years	Location:	watertown, CT

Home town:
Current & past employers:	Proctor and Gamble
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/18/10 > Helping my daughter set up her new home. This loan in all likelihood will be paid off within 12-18 months.

A credit bureau reported the following information about this borrower member on September 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,351.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 583684

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
583684	$4,150	$4,150	6.76%	1.00%	September 21, 2010	October 3, 2013	October 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 583684. Member loan 583684 was requested on September 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Zuccareli's	Debt-to-income ratio:	5.68%
Length of employment:	2 years	Location:	Palm beach gardens, FL

Home town:
Current & past employers:	Zuccareli's
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	82
Revolving Credit Balance:	$5,513.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Zuccareli's, what do you do there, and where did you work prior to that?	Zuccarelli's is a family owned italian restaurant. They opened a new branch two years ago. I have been there since opening. Zuccareli's has been in business twenty seven years. Prior to that I worked for Donald Trump at Mar a lago on Palm Beach for five years. It is a private member resort. Seasonal employment, November through May. I also ride horses professionally in Wellington Florida. In the discipline of Dressage. I have been a professional equestrian for thirty years.

Prospectus Supplement (Sales Report) No. 8 dated September 21, 2010